UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09721
Fixed Income SHares
(Exact name of registrant as specified in charter)
1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)           (Zip code)
Lawrence G. Altadonna — 1345 Avenue of the Americas, New York,
New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: October 31, 2008
Date of reporting period: October 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Shareholders

Contents

Letter to Shareholders	1
Important Information	2
Fund Insights/Performance & Statistics	3-10
Schedules of Investments	11-66
Statements of Assets and Liabilities	67
Statements of Operations	68
Statements of Changes in Net Assets	69-72
Statement of Cash Flows	73
Financial Highlights	74-77
Notes to Financial Statements	78-116
Report of Independent Registered Public Accounting Firm	117
Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements	118-119
Tax Information	120
Privacy Policy	121
Board of Trustees	122-123
Fund Officers	124

Fixed Income SHares – Series C, Series H, Series M and Series R
Letter to Shareholders
December 15, 2008
Dear Shareholder:

We are pleased to provide you with the annual report for Fixed Income SHares – Series C, Series H, Series M and Series R (the “Portfolios”) for the fiscal year ended October 31, 2008. Series C, Series H, Series M and Series R are used in conjunction with other assets to create PIMCO Total Return, PIMCO Real Return and PIMCO High Yield Municipal investment strategies for managed accounts for the fiscal year ended October 31, 2008.

The U.S. bond market delivered flat returns during the period as economic growth moderated and investors backed away from investment and credit risk. In the rush to perceived safety, investors bid up the prices of U.S. Treasury securities, causing yields to fall. This added to the spreads in yields between Treasuries and other debt securities, pushing spreads to record-high levels for some bond classes. The Federal Reserve (the “Fed”) reduced the Federal Funds rate seven times during the period in response to economic slowing and a destabilizing lack of liquidity caused by a general de-leveraging of the financial system. The moves lowered the key target rate on loans between member banks from 4.50% to 1.00%.

In the coming weeks or months, we would expect the de-leveraging of the private sector to meet its counterpart in the leveraging of the federal government as it seeks to inject more than a trillion dollars of liquidity into the nation’s financial system. This initiative holds potential to restore stability and some relative safety to debt securities outside of the shortest-term government issues.

Please refer to the following pages for performance and specific information on the Portfolios. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Portfolios’ shareholder servicing agent at (800) 628-1237. You can also visit on our Web site at www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager and Pacific Investment Management Company LLC (“PIMCO”), the Portfolios’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 1

Fixed Income SHares – Series C, H, M, R Important Information
October 31, 2008 (unaudited)

In an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Portfolios may be subject to various risks as described in the prospectus. Some of these risks may include, but are not limited to, the following: derivative risk, foreign (non-US) investment risk, high yield security risk, counterparty risk and issuer non-diversification. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments: this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The Portfolios have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Portfolios will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Portfolios may consider in determining how to vote proxies for each portfolio, and information about how each portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 628-1237, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the SEC’s website at http://www.sec.gov.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less equal to total liabilities divided by the number of shares outstanding.

This report, including the financial information herein is transmitted to the shareholders of Fixed Income SHares – Series C, Series H, Series M, and Series R for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

2 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series C Fund Insights/Performance & Statistics
October 31, 2008 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXICX	Intermediate maturity fixed	3/17/00
income securities.

Net Assets:
$2,006.5 million

Portfolio Manager:
Mark R. Kiesel

•	For the fiscal year ended October 31, 2008, Series C returned 2.56% prior to the deduction of fees, outperforming the benchmark (Barclays Capital Intermediate U.S. Credit Index), which returned (8.20)% for the period.

•	At October 31, 2008 the Portfolio’s duration was 9.62 years, compared to 11.70 years as of October 31, 2007.

•	Duration positioning above to the index contributed positively to returns as the 10-year Treasury yield rallied.

•	A curve steepening bias in the U.S. via Eurodollar futures contributed positively to performance when the Federal Reserve surprised the market by aggressively lowering interest rates to cushion the economy from the impacts of sub-prime mortgage crisis and an increasing rate of bank failures.

•	A curve-steepening position in the United Kingdom via Liffe futures contributed positively to performance as the Bank of England cut rates to address the U.K. housing weakness and the investors anticipated further rate cuts in the near future in light of global slowdown.

•	An allocation to mortgage backed securities (“MBS“) detracted from returns as the MBS spreads widened throughout the year from heightened fears of sub-prime mortgage crisis and continued deleveraging.

•	A tactical allocation to U.S. Dollar, Euro and British Pound denominated bank capital securities detracted from performance as spreads widened substantially on continued write-downs by major global financial institutions and bank failures.

•	Underweight allocations to consumer cyclicals and consumer non-cyclical companies enhanced the Portfolio’s performance. Nevertheless, an allocation to financials detracted from performance as continued write-downs and diminishing perspectives on future revenues caused the sector to sell-off.

•	Exposure to emerging-market debt detracted from performance as global financial meltdown caused investors to trade risk for safety and quality.

			Since Inception
Average Annual Total Returns (Period Ended 10/31/08)	1 Year	5 Years	(3/17/00)*

FISH: Series C	2.56%	6.85%	9.17%

Barclays Capital Intermediate U.S. Credit Index**	(8.20)%	1.36%	4.69%

*	Index since inception calculation began 3/31/00

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 3

Fixed Income SHares – Series C Fund Insights/Performance & Statistics
October 31, 2008 (unaudited) (continued)

**	Effective November 1, 2008 “Barclays Capital” replaces “Lehman Brothers” in the name of the Index.

Change in Value of $10,000 Investments in the Series C and the Barclays Capital Intermediate U.S. Credit Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involve risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

4 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series H Fund Insights/Performance & Statistics
October 31, 2008 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIHX	High yield municipal	4/2/07
securities

Net Assets:
$2.3 million

Portfolio Manager:
John Cummings

•	For the fiscal year ended October 31, 2008, Series H returned (22.21)% prior to the deduction of fees, underperforming the benchmark of Barclays Capital High Yield Muni Index, which returned (18.92)% for the period.

•	At October 31, 2008 the Portfolio’s duration was 9.00 years, compared to 9.19 years as of October 31, 2007.

•	An overweight to higher yielding bonds affected performance negatively as higher quality muni’s outperformed lower quality muni’s during the period.

•	Duration positioning below the benchmark was positive for performance as rates increased across the curve during the period, especially in the lower quality, longer maturity bonds.

•	The Portfolio added a duration hedging strategy to lower duration during the fiscal period. This hindered performance as long swap yields decreased during the period on a flight to quality by investors.

•	Exposure to the education and housing related sectors affected performance negatively as these sectors underperformed for the period. Exposure to tobacco related munis was also negative for performance as investors moved to the highest quality assets.

•	The municipal yield curve steepened during the 12-month period. The 15-, 20-, and 30-year maturity AAA General Obligation yields increased 74, 81, and 96 basis points, respectively while the two-year yields decreased by 88 basis points. The Portfolio’s positioning affected performance negatively as a majority of the bonds had longer maturities.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 5

Fixed Income SHares – Series H Fund Insights/Performance & Statistics
October 31, 2008 (unaudited) (continued)

		Since Inception
Average Annual Total Returns (Period Ended 10/31/08)	1 Year	(4/2/07)*

FISH: Series H	(22.21)%	(15.18)%

Barclays Capital High Yield Muni Index**	(18.92)%	(11.92)%

*	Index since inception calculation began 3/31/07

**	Effective November 1, 2008 “Barclays Capital” replaces “Lehman Brothers” in the name of the Index.

Change in Value of $10,000 Investments in the Series H and the Barclays Capital High Yield Muni Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involve risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

6 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series M Fund Insights/Performance & Statistics
October 31, 2008 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIMX	Intermediate maturity	3/17/00
mortgage-backed securities.

Net Assets:
$1,710.3 million

Portfolio Manager:
Scott Simon

•	For the fiscal year ended October 31, 2008 Series M returned (16.53)% prior to the deduction of fees, underperforming the benchmark Barclays Capital Fixed Rate Mortgage Backed Securities Index, which returned 4.57% for the period.

•	At October 31, 2008, the Portfolio’s duration was 13.09 years, compared to 9.13 years as of October 31, 2007.

•	Above index duration positioning contributed positively to returns as the 10-year Treasury yield rallied.

•	An overweight to mortgage backed securities (“MBS“) detracted from returns as the MBS spreads widened throughout the year from heightened fears of subprime mortgage crisis and continued deleveraging.

•	Cash backing positions detracted from returns as some asset backed securities and non-agency adjustable rate mortgages declined in price.

•	A curve steepening bias in the United States, United Kingdom, and Europe contributed positively to returns as the two-year yield fell more than the 30-year on aggressive rate cut moves by Central Banks around the globe to stabilize the world wide economy.

•	A tactical allocation to U.S. Dollar, Euro and British Pound denominated bank capital securities detracted from performance as spreads widened substantially on continued write-downs by major global financial institutions and growing concerns of their profitability in the future.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 7

Fixed Income SHares – Series M Fund Insights/Performance & Statistics
October 31, 2008 (unaudited) (continued)

			Since Inception
Average Annual Total Returns (Period Ended 10/31/08)	1 Year	5 Years	(3/17/00)*

FISH: Series M	(16.53)%	0.94%	5.70%

Barclays Capital Fixed Rate Mortgage Backed Securities Index**	4.57%	4.65%	6.07%

*	Index since inception calculation began 3/31/00

**	Effective November 1, 2008 “Barclays Capital” replaces “Lehman Brothers” in the name of the Index.

Change in Value of $10,000 Investments in the Series M and the Barclays Capital Fixed Rate Mortgage Backed Securities Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involve risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

8 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series R Fund Insights/Performance & Statistics
October 31, 2008 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIRX	Intermediate maturity	4/15/04
Inflation-indexed fixed income
securities.

Net Assets:
$170.1 million

Portfolio Manager:
Mihir Worah

•	For the fiscal year ended October 31, 2008 Series R returned (3.87)% prior to the deduction of fees, outperforming the benchmark (Barclays Capital U.S. TIPS Index), which returned (4.11)% for the period.

•	At October 31, 2008, the Portfolio’s duration was 9.13 years, compared to 9.81 years as of October 31, 2007.

•	An underweight to U.S. Treasury Inflation Protected Security (“TIPS“) contributed positively to performance as TIPS underperformed nominal bonds.

•	An allocation to nominal bonds helped performance as rates fell amid rising concerns about the overall health of the economy and a deepening liquidity crisis from continued deleveraging and cash hoarding trend.

•	A curve steepening bias in the United States, United Kingdom, and Europe contributed positively to returns as the two-year yield fell more than the 30-year on aggressive rate cut moves by Central Banks around the globe to stabilize the world wide economy.

•	Exposure to mortgage backed securities detracted from performance as spreads in the mortgage sector widened among general credit fears and forced selling to raise liquidity.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 9

Fixed Income SHares – Series R Fund Insights/Performance & Statistics
October 31, 2008 (unaudited) (continued)

		Since Inception
Average Annual Total Returns (Period Ended 10/31/08)	1 Year	(4/15/04)*

FISH: Series R	(3.87)%	3.52%

Barclays Capital U.S. TIPS Index**	(4.11)%	0.50%

*	Index since inception calculation began 3/31/04

**	Effective November 1, 2008 “Barclays Capital” replaces “Lehman Brothers” in the name of the Index.

Change in Value of $10,000 Investments in the Series R and the Barclays Capital U.S TIPS Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involve risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

10 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES–52.8%
	Aerospace–0.1%
$2,100	Embraer Overseas Ltd., 6.375%, 1/24/17	Baa3/BBB−	$1,375,500

	Airlines–2.4%
	Continental Airlines, Inc.,
2,100	6.503%, 6/15/11	Baa2/BBB+	1,680,000
900	7.918%, 11/1/11	Baa2/BBB	801,000
331	JetBlue Airways Corp., 5.904%, 5/15/10, FRN	B3/B+	330,902
	Northwest Airlines, Inc.,
1,703	7.041%,10/1/23	NR/BBB−	1,277,011
53,024	7.15%, 4/1/21 (MBIA)	A2/AA	43,267,140
79	United Air Lines, Inc., 10.125%, 3/22/15 (b)(f)	NR/NR	37,610

			47,393,663

	Automotive–0.0%
200	Daimler Finance North America LLC, 7.30%, 1/15/12	A3/A−	163,208

	Banking–15.2%
	Barclays Bank PLC (a)(d),
42,900	6.05%, 12/4/17	Aa2/AA−	32,430,856
200	7.434%, 12/15/17, FRN (i)	Aa3/A+	126,569
9,400	BNP Paribas, 5.186%, 6/29/15, FRN (a)(d)(i)	Aa3/AA−	6,133,350
6,600	Commonwealth Bank of Australia, 6.024%, 3/15/16, FRN (a)(d)(i)	Aa3/A+	4,007,117
16,300	Credit Agricole S.A., 6.637%, 5/31/17, FRN (a)(d)(i)	Aa3/A	7,826,478
28,200	Credit Suisse First Boston, 5.00%, 5/15/13	Aa1/AA−	25,467,223
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14, FRN (a)(d)(i)	A1/BBB+	2,200,750
	HBOS PLC (a)(d),
3,400	5.375%, 11/1/13, FRN (i)	Aa3/BBB+	1,693,795
400	5.92%, 10/1/15, FRN (i)	A1/BBB+	191,168
21,800	6.657%, 5/21/37, FRN (i)	A1/BBB+	9,554,940
30,600	6.75%, 5/21/18	Aa3/A	22,998,562
51,100	HSBC Bank USA NA, 6.00%, 8/9/17	Aa3/AA−	43,757,748
	HSBC Capital Funding L.P., FRN (a)(d)(i),
10,900	4.61%,6/27/13	A1/A	7,494,121
1,350	10.176%,6/30/30	A1/A	1,072,673
	HSBC Holdings PLC,
800	6.50%,9/15/37	Aa3/A+	631,155
400	7.625%,5/17/32	Aa3/A+	329,265
18,600	JPMorgan Chase Bank NA, 6.00%, 10/1/17	Aa1/AA−	16,320,012
500	KBC Bank Funding Trust III, 9.86%, 11/2/09, FRN (a)(d)(i)	A1/A	427,766
¥100,000	Mizuho Financial Group, Inc., 1.317%, 11/24/49 (g)	NR/NR	1,008,540

10.31.08   Fixed Income SHares – Series C Annual Report 11

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Banking (continued)
$4,000	Rabobank Capital Funding II, 5.26%, 12/31/13, FRN (a)(d)(i)	Aa2/AA	$2,405,000
5,800	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (a)(d)(i)	Aa2/AA	3,772,320
11,400	RBS Capital Trust III, 5.512%, 9/30/14, FRN (i)	A1/BBB+	5,246,052
3,100	Resona Bank Ltd., 5.85%, 4/15/16, FRN (a)(d)(i)	A2/BBB	1,963,338
	Royal Bank of Scotland Group PLC (i),
22,200	6.99%, 10/5/17, FRN (a)(d)	A1/BBB+	11,925,773
15,000	7.64%, 9/29/17, FRN	A1/BBB+	7,191,915
2,710	9.118%, 3/31/10		2,511,476
	Sumitomo Mitsui Banking Corp., FRN,	A1/BBB+
¥200,000	1.544%,6/2/49	NR/NR	2,022,532
$2,600	5.625%, 10/15/15 (a)(d)(i)	Aa3/A−	1,849,848
2,700	United Overseas Bank Ltd., 5.375%, 9/3/19, FRN (a)(d)	Aa2/A−	1,991,574
6,700	USB Capital IX, 6.189%, 4/15/11, FRN (i)	A1/A+	3,485,648
101,900	Wachovia Corp., 7.98%, 3/15/18, FRN (i)	A3/A−	77,145,739

			305,183,303

	Computer Services–0.2%
5,000	Lexmark International, Inc., 5.90%, 6/1/13	Baa2/BBB	4,953,455

	Diversified Manufacturing–0.6%
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	Baa2/BBB	12,520,125

	Electronics–0.0%
500	Sanmina-SCI Corp., 8.125%, 3/1/16	B3/B−	317,500

	Energy–2.3%
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	Baa2/BBB+	2,290,159
5,500	El Paso Corp., 7.00%, 6/15/17	Ba3/BB−	4,229,357
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	Baa2/BBB	3,977,712
	Energy Transfer Partners L.P.,
2,100	6.125%,2/15/17	Baa3/BBB−	1,689,780
2,600	6.625%,10/15/36	Baa3/BBB−	1,770,057
	Kinder Morgan Energy Partners L.P.,
5,800	6.00%,2/1/17	Baa2/BBB	4,644,043
1,500	6.50%,2/1/37	Baa2/BBB	1,041,619
5,500	7.30%,8/15/33	Baa2/BBB	4,144,140
	Northwest Pipeline Corp.,
3,900	5.95%,4/15/17	Baa2/BBB−	3,188,289
1,700	7.00%,6/15/16	Baa2/BBB−	1,520,378

12 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Energy (continued)
	NRG Energy, Inc.,
$500	7.25%,2/1/14	B1/B	$438,750
1,100	7.375%,2/1/16	B1/B	951,500
5,750	Pacific Energy Partners L.P., 6.25%, 9/15/15	Baa3/BBB−	4,413,970
400	Peabody Energy Corp., 7.375%, 11/1/16	Ba1/BB+	340,000
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB−	1,569,971
25	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB−	20,924
	Southern Natural Gas Co.,
4,400	5.90%, 4/1/17 (a)(d)	Baa3/BB	3,418,998
400	8.00%,3/1/32	Baa3/BB	310,397
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	1,553,616
	Williams Cos., Inc.,
2,700	6.375%, 10/1/10 (a)(d)	Baa3/BBB−	2,405,376
2,000	7.625%,7/15/19	Baa3/BB+	1,652,804

			45,571,840

	Financial Services–15.2%
6,700	American Express Co., 6.15%, 8/28/17	A2/A+	4,804,704
€4,300	Atlas Reinsurance PLC, 9.237%, 1/10/10, FRN (a)(b)(d)	NR/BB+	5,365,376
$8,300	Bear Stearns Cos., Inc., 6.95%, 8/10/12	Aa2/AA−	8,200,641
900	C5 Capital SPV Ltd., 6.196%, 12/31/11, FRN (a)(d)(i)	NR/BB+	423,652
10,100	C8 Capital SPV Ltd., 6.64%, 12/31/14, FRN (a)(d)(i)	NR/BB+	4,753,383
9,900	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (a)(d)(i)	NR/BB+	4,654,287
9,200	Caelus Re Ltd., 9.061%, 6/7/11, FRN (a)(b)(d)	NR/BB+	8,835,680
3,950	Calabash Re Ltd., 13.719%, 1/8/10, FRN (a)(d)	NR/BB	3,885,220
10,000	Citigroup Capital XXI, 8.30%, 12/21/77, FRN	A1/A	6,865,700
	Citigroup, Inc.,
18,500	5.50%,8/27/12	Aa3/AA−	17,141,915
4,740	6.00%,8/15/17	Aa3/AA−	4,083,742
7,000	6.125%,11/21/17	Aa3/AA−	6,032,145
8,500	6.125%,8/25/36	A1/A+	5,734,321
5,000	6.625%,6/15/32	A1/A+	3,638,070
11,200	8.40%, 4/30/18, FRN (i)	A2/A	7,799,120
3,300	Covidien International Finance S.A., 6.55%, 10/15/37	Baa1/A−	2,609,300
200	Ford Motor Credit Co., 7.00%, 10/1/13	B2/B−	110,929
24,400	7.25%,10/25/11	B2/B−	14,788,059
2,500	7.375%,2/1/11	B2/B−	1,556,860
1,200	7.875%,6/15/10	B2/B−	806,677
1,550	8.00%,12/15/16	B2/B−	850,333
600	9.75%,9/15/10	B2/B−	408,329

10.31.08   Fixed Income SHares – Series C Annual Report 13

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services (continued)
$2,500	Fund American Cos., Inc., 5.875%, 5/15/13	Baa2/BBB	$1,880,960
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66, FRN (a)(d)	Aa1/AA+	7,294,259
$20,000	5.625%,5/1/18	Aaa/AAA	16,504,860
5,000	6.375%, 11/15/17, FRN	Aa1/AA+	3,241,310
	General Motors Acceptance Corp. LLC,
18,330	6.00%,12/15/11	Caa1/B−	10,357,128
15,370	8.00%,11/1/31	Caa1/B−	6,970,664
	Goldman Sachs Group, Inc.,
1,900	5.25%,10/15/13	Aa3/AA−	1,625,121
1,400	5.95%,1/18/18	Aa3/AA−	1,144,392
18,500	6.15%,4/1/18	Aa3/AA−	15,361,456
24,400	6.25%,9/1/17	Aa3/AA−	20,437,294
7,500	6.75%,10/1/37	A1/A+	4,887,052
910	Isles CBO Ltd., 4.28%, 10/27/10, FRN (a)(d)(g)	Baa3/NR	861,178
	JPMorgan Chase & Co.,
29,000	6.00%,1/15/18	Aa2/AA−	26,077,496
2,400	6.625%,3/15/12	Aa3/A+	2,354,940
8,800	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66	Aa3/A	6,427,987
2,700	JPMorgan Chase Capital XX, 6.55%, 9/15/66	Aa3/A	1,891,901
	Lehman Brothers Holdings, Inc.,
¥1,200,000	1.15%,10/26/10	B3/NR	1,220,132
$9,754	2.82%, 11/16/24 (f)	B3/NR	1,194,865
2,000	Longpoint Re Ltd., 8.069%, 11/8/11, FRN (a)(b)(d)	NR/BB+	1,958,400
	Merrill Lynch & Co., Inc.,
5,000	5.213%, 1/15/15, FRN	A2/A	3,409,645
800	6.05%,8/15/12	A2/A	729,139
17,800	6.40%,8/28/17	A2/A	15,073,877
¥100,000	Mizuho Financial Group, Inc., 2.383%, 12/31/49, FRN (g)	NR/NR	1,010,270
	Morgan Stanley,
$500	5.30%,3/1/13	A1/A+	414,072
2,800	5.375%,10/15/15	A1/A+	2,195,444
3,850	MUFG Capital Finance I Ltd., 6.346%, 7/25/16, FRN (i)	A2/BBB+	2,701,430
700	Mystic Re Ltd., 12.811%, 6/7/11, FRN (a)(b)(d)	NR/BB−	692,510
694	Preferred Term Securities XIII, 3.366%, 3/24/34, FRN (a)(b)(d)	Aaa/AAA	416,995
	Teco Finance, Inc.,
983	6.572%,11/1/17	Baa3/BB+	768,353
2,000	6.75%,5/1/15	Baa3/BB+	1,686,882

14 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services (continued)
$1,417	7.00%,5/1/12	Baa3/BB+	$1,350,541
1,000	UBS AG, 5.875%, 12/20/17	Aa2/AA−	800,041
5,900	UBS Preferred Funding Trust V, 6.243%, 5/15/16, FRN (i)	A1/A	3,540,767
2,460	UFJ Finance Aruba AEC, 6.75%, 7/15/13	Aa3/A	2,602,934
17,600	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (i)	Aa2/AA−	14,406,322
1,900	Wells Fargo Capital XV, 9.75%, 9/26/13, FRN (i)	Aa2/AA−	1,844,750
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	Baa2/BBB+	5,677,295

			304,361,105

	Food & Beverage–0.8%
3,450	H.J. Heinz Co., 6.428%, 12/1/20, VRN (a)(d)	Baa2/BBB	3,460,933
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	Baa2/BBB+	5,903,035
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB−	391,387
7,000	Sara Lee Corp., 3.875%, 6/15/13	Baa1/BBB+	5,598,551

			15,353,906

	Healthcare & Hospitals–0.1%
100	Biomet, Inc., 11.625%, 10/15/17	Caa1/B−	87,500
1,000	HCA, Inc., 7.19%, 11/15/15	Caa1/B−	555,520
1,700	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB	1,431,140

			2,074,160

	Insurance–3.2%
	American International Group, Inc.,
7,900	4.613%, 10/18/11, FRN	A3/A−	3,481,151
€7,800	4.875%, 3/15/67, FRN	Baa1/BBB	1,631,981
$100	4.95%,3/20/12	A3/A−	37,802
7,400	5.05%,10/1/15	A3/A−	2,770,368
15,700	5.85%,1/16/18	A3/A−	5,707,217
4,500	6.25%,5/1/36	A3/A−	1,532,736
800	8.175%, 5/15/68, FRN (a)(d)	Baa1/BBB	127,818
65,200	8.25%, 8/15/18 (a)(d)	A3/AA−	26,898,130
5,000	Metropolitan Life Global Funding I, 4.625%, 8/19/10 (a)(d)	Aa2/AA	4,715,450
	Residential Reins Ltd., FRN (a)(b)(d),
14,300	8.811%,6/7/10	NR/BB+	13,961,090
4,000	10.061%,6/7/10	NR/BB	3,957,200

			64,820,943

10.31.08   Fixed Income SHares – Series C Annual Report 15

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

		Metals & Mining–0.5%
	$2,100	Corp Nacional del Cobre de Chile, 6.15%, 10/24/36 (a)(d)	Aa3/A	$1,521,072
	3,300	Freeport-McMoRan Copper & Gold, Inc., 7.084%, 4/1/15, FRN	Ba2/BBB−	2,577,069
		Vale Overseas Ltd.,
	4,450	6.25%,1/11/16	Baa2/BBB+	3,745,819
	2,200	6.25%,1/23/17	Baa2/BBB+	1,796,465

				9,640,425

		Multi-Media–2.7%
		Comcast Cable Communications Holdings, Inc.,
	1,000	7.125%,6/15/13	Baa2/BBB+	952,568
	2,500	8.375%,3/15/13	Baa2/BBB+	2,428,260
		Comcast Corp.,
	500	5.30%,1/15/14	Baa2/BBB+	433,077
	10,600	5.875%,2/15/18	Baa2/BBB+	8,902,601
	1,700	5.90%,3/15/16	Baa2/BBB+	1,466,491
	15,000	6.45%,3/15/37	Baa2/BBB+	11,522,085
		COX Communications, Inc.,
	1,100	6.45%, 12/1/36 (a)(d)	Baa3/BBB−	776,433
	3,000	7.75%,11/1/10	Baa3/BBB−	2,949,180
	810	CSC Holdings, Inc., 7.875%, 2/15/18	B1/BB	593,325
	7,700	Echostar DBS Corp., 7.00%, 10/1/13	Ba3/BB−	6,429,500
		News America Holdings, Inc.,
	100	5.30%,12/15/14	Baa1/BBB+	87,363
	1,480	9.25%,2/1/13	Baa1/BBB+	1,501,547
		Rogers Cable, Inc.,
	1,300	5.50%,3/15/14	Baa3/BBB−	1,121,526
CAD	800	7.25%,12/15/11	Baa3/BBB−	693,895
		Time Warner Cable, Inc.,
	$6,940	5.85%,5/1/17	Baa2/BBB+	5,700,488
	8,390	6.55%,5/1/37	Baa2/BBB+	6,390,931
	1,600	Time Warner, Inc., 5.50%, 11/15/11	Baa2/BBB+	1,416,410
		Viacom, Inc.,
	200	5.625%,8/15/12	Baa3/BBB	166,671
	400	6.625%,5/15/11	Baa3/BBB	356,327

				53,888,678

		Oil & Gas–4.0%
	4,600	Anadarko Finance Co., 6.75%, 5/1/11	Baa3/BBB−	4,587,994
		Anadarko Petroleum Corp.,
	4,000	5.95%,9/15/16	Baa3/BBB−	3,343,880

16 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Oil & Gas (continued)
$4,000	6.45%,9/15/36	Baa3/BBB−	$2,854,544
	Apache Corp.,
700	5.625%,1/15/17	A3/A−	611,102
3,000	6.00%,1/15/37	A3/A−	2,290,062
	Canadian Natural Resources Ltd.,
2,400	6.00%,8/15/16	Baa2/BBB	2,033,904
4,500	6.50%,2/15/37	Baa2/BBB	3,263,355
	Chesapeake Energy Corp.,
1,700	6.375%,6/15/15	Ba3/BB	1,313,250
900	7.00%,8/15/14	Ba3/BB	726,750
3,500	7.50%,6/15/14	Ba3/BB	2,896,250
13,800	Citic Resources Finance Ltd., 6.75%, 5/15/14 (a)(d)	Ba2/BB+	7,245,000
5,000	Devon Energy Corp., 7.95%, 4/15/32	Baa1/BBB+	4,532,905
	Devon Financing Corp.,
2,900	6.875%, 9/30/11	Baa1/BBB+	2,883,415
1,300	7.875%, 9/30/31	Baa1/BBB+	1,169,905
4,700	EnCana Corp., 6.50%, 8/15/34	Baa2/A−	3,315,079
	Gaz Capital S.A. (a)(d),
5,700	7.343%, 4/11/13	A3/BBB	4,360,500
14,000	8.146%, 4/11/18	A3/BBB	9,590,000
	Gazprom AG,
4,500	9.625%, 3/1/13 (a)(d)	A3/BBB	3,802,500
7,600	9.625%, 3/1/13	A3/BBB	6,521,188
3,220	Gazprom International S.A., 7.201%, 2/1/20	NR/BBB+	2,089,126
700	Hess Corp., 7.875%, 10/1/29	Baa2/BBB−	597,089
1,290	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	A3/A−	1,078,840
1,200	Plains Exploration & Production Co., 7.00%, 3/15/17	B1/BB	792,000
3,500	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20 (b)	Aa2/A	3,069,850
	XTO Energy, Inc.,
3,000	5.50%, 6/15/18	Baa2/BBB	2,367,204
1,700	6.10%, 4/1/36	Baa2/BBB	1,171,332
3,000	7.50%, 4/15/12	Baa2/BBB	2,893,719

			81,400,743

	Paper/Paper Products–0.3%
	Georgia-Pacific LLC,
2,900	7.00%, 1/15/15 (a)(d)	Ba3/BB−	2,146,000
2,600	7.125%, 1/15/17 (a)(d)	Ba3/BB−	1,820,000
1,400	7.25%, 6/1/28	B2/B+	819,000

10.31.08   Fixed Income SHares – Series C Annual Report 17

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

		Paper/Paper Products (continued)
	$1,000	7.375%, 12/1/25	B2/B+	$580,000

				5,365,000

		Real Estate–0.1%
	2,750	Forest City Enterprises, Inc., 7.625%, 6/1/15	Ba3/B+	1,938,750

		Retail–0.0%
	1,300	Yum! Brands, Inc., 6.25%, 4/15/16	Baa3/BBB−	1,028,102

		Telecommunications–1.6%
		AT&T Corp.,
	2,352	7.30%,11/15/11	A2/A	2,371,968
	1,500	8.00%,11/15/31	A2/A	1,384,405
	100	British Telecommunications PLC, 8.625%, 12/15/10	Baa1/BBB+	98,912
	5,000	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	Baa1/BBB+	4,179,475
	€1,280	8.125%, 5/29/12	Baa1/BBB+	1,717,229
	$2,500	8.50%, 6/15/10	Baa1/BBB+	2,464,425
	2,700	Nextel Communications, Inc., 7.375%, 8/1/15	Baa3/BB	1,485,778
		Qwest Communications International, Inc.,
	6,950	7.25%, 2/15/11	Ba3/B+	5,646,875
	5,000	7.50%, 2/15/14	Ba3/B+	3,425,000
	2,000	Qwest Corp., 6.069%, 6/15/13, FRN	Ba1/BBB−	1,460,000
CAD	400	Rogers Communications, Inc., 7.625%, 12/15/11	Baa3/BBB−	350,438
	$4,800	Sprint Capital Corp., 8.75%, 3/15/32	Baa3/BB	3,149,784
	3,500	Telefonica Emisones s.A.u., 5.984%, 6/20/11	Baa1/BBB+	3,344,740
	900	Verizon New England, Inc., 6.50%, 9/15/11	Baa2/A	844,571
	100	Vodafone Group PLC, 7.75%, 2/15/10	Baa1/A−	97,287

				32,020,887

		Tobacco–0.3%
	8,030	RJ Reynolds Tobacco Holdings, Inc., 7.75%, 6/1/18	Baa3/BBB	6,440,983

		Transportation–0.2%
	4,000	Ryder System, Inc., 7.20%, 9/1/15	Baa1/BBB+	3,679,428

		Utilities–2.8%
	2,700	Bruce Mansfield Unit, 6.85%, 6/1/34	Baa2/BBB	2,659,722
	400	Columbus Southern Power Co., 5.50%, 3/1/13	A3/BBB	367,658
	6,300	Constellation Energy Group, Inc., 7.00%, 4/1/12	Baa2/BBB	5,810,074
		Consumers Energy Co.,
	2,050	5.00%, 2/15/12	Baa1/BBB	1,893,011
	850	5.00%, 3/15/15	Baa1/BBB	708,194
	2,000	5.15%, 2/15/17	Baa1/BBB	1,582,760

18 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Utilities (continued)
$1,100	5.375%, 4/15/13	Baa1/BBB	$1,007,798
1,300	Dayton Power & Light Co., 5.125%, 10/1/13	A2/A−	1,261,148
4,000	Dominion Resources, Inc., 6.00%, 11/30/17	Baa2/A−	3,333,716
5,000	DTE Energy Co., 6.35%, 6/1/16	Baa2/BBB−	3,913,785
12,500	Enel Finance International S.A., 6.25%, 9/15/17 (a)(d)	A2/A−	10,368,712
1,600	Energy East Corp., 6.75%, 7/15/36	Baa2/BBB	1,171,379
2,000	Entergy Arkansas, Inc., 4.50%, 6/1/10	Baa1/A−	1,934,232
	Entergy Louisiana LLC,
3,300	4.67%, 6/1/10	Baa1/A−	3,236,139
91	8.09%, 1/2/17	Baa2/BBB	92,577
200	Idaho Power Co., 6.60%, 3/2/11	A3/A−	202,299
1,000	Midamerican Energy Holdings Co., 5.875%, 10/1/12	Baa1/BBB+	947,933
	Nevada Power Co.,
1,600	5.95%, 3/15/16	Baa3/BBB	1,359,432
3,000	6.50%, 5/15/18	Baa3/BBB	2,547,528
1,000	6.65%, 4/1/36	Baa3/BBB	748,937
1,700	Ohio Edison Co., 5.45%, 5/1/15	Baa2/BBB−	1,442,302
500	PSE&G Power LLC, 7.75%, 4/15/11	Baa1/BBB	493,632
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	Baa1/BBB	2,497,924
1,700	Sierra Pacific Power Co., 6.00%, 5/15/16	Baa3/BBB	1,436,662
450	System Energy Resources, Inc., 5.129%, 1/15/14 (a)(d)	Baa3/BBB+	452,121
1,000	Tampa Electric Co., 6.875%, 6/15/12	Baa2/BBB−	958,191
4,500	Toledo Edison Co., 6.15%, 5/15/37	Baa3/BBB−	3,120,962

			55,548,828

	Waste Disposal–0.2%
4,800	Allied Waste North America, Inc., 6.50%, 11/15/10	B1/BB	4,512,000

	Total Corporate Bonds & Notes (cost–$1,435,875,367)		1,059,552,532

U.S. GOVERNMENT AGENCY SECURITIES–37.0%
	Fannie Mae–3.3%
10	3.766%, 2/1/18, FRN, MBS	Aaa/AAA	9,781
7	3.943%, 8/25/18, CMO, FRN	Aaa/AAA	6,910
4,163	4.50%, 4/25/16, CMO	Aaa/AAA	4,164,602
5,115	4.50%, 1/25/17, CMO	Aaa/AAA	5,071,453
7,797	4.986%, 11/1/35, FRN, MBS	Aaa/AAA	7,815,853
1,472	5.00%, 1/25/17, CMO	Aaa/AAA	1,486,814
236	5.50%, 3/1/37, MBS	Aaa/AAA	230,693
707	5.50%, 8/1/37, MBS	Aaa/AAA	705,731
816	5.50%, 2/1/38, MBS	Aaa/AAA	814,702

10.31.08   Fixed Income SHares – Series C Annual Report 19

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$2,199	5.50%, 6/1/38, MBS	Aaa/AAA	$2,149,946
21,608	5.50%, 6/1/38, MBS	Aaa/AAA	21,682,495
259	5.50%, 9/1/38, MBS	Aaa/AAA	253,135
22,000	5.50%, TBA, MBS (e)	Aaa/AAA	21,453,432
39	6.00%, 5/1/38, MBS	Aaa/AAA	39,267
9	6.365%, 4/1/17, FRN, MBS	Aaa/AAA	8,867

			65,893,681

	Freddie Mac–1.5%
12	4.125%, 12/1/18, FRN, MBS	Aaa/AAA	11,688
1,944	4.50%, 12/15/10, CMO	Aaa/AAA	1,951,925
1,437	4.50%, 3/15/16, CMO	Aaa/AAA	1,434,475
284	4.50%, 10/15/19, CMO	Aaa/AAA	282,622
5,219	4.50%, 2/15/20, CMO	Aaa/AAA	5,181,126
2,456	4.988%, 11/15/16, CMO, FRN	Aaa/AAA	2,433,898
1,589	5.00%, 1/15/18, CMO	Aaa/AAA	1,608,125
10,839	5.00%, 7/15/24, CMO	Aaa/AAA	10,915,161
3,599	5.00%, 5/15/27, CMO	Aaa/AAA	3,633,277
32	5.271%, 6/1/30, FRN, MBS	Aaa/AAA	32,712
2,015	6.00%, 10/1/27, MBS	Aaa/AAA	2,019,714
1,000	6.50%, TBA, MBS (e)	Aaa/AAA	1,013,594

			30,518,317

	Ginnie Mae–29.1%
21	5.375%, 1/20/22, FRN, MBS	Aaa/AAA	21,031
91,034	6.00%, 2/15/37, MBS	Aaa/AAA	91,121,258
1,592	6.00%, 8/15/37, MBS	Aaa/AAA	1,594,484
492,000	6.00%, TBA, MBS (e)	Aaa/AAA	492,076,752
22	7.50%, 1/15/31, MBS	Aaa/AAA	23,239
53	7.50%, 8/15/31, MBS	Aaa/AAA	55,577

			584,892,341

	Small Business Administration Participation Certificates–3.1%
915	4.504%, 2/10/14	Aaa/AAA	873,739
35,183	5.32%, 1/1/27	Aaa/AAA	34,601,292
25,826	5.70%, 8/1/26	Aaa/AAA	26,071,657

			61,546,688

	Total U.S. Government Agency Securities (cost–$754,325,958)		742,851,027

20 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

SOVEREIGN DEBT OBLIGATIONS–15.8%
		Brazil–0.3%
		Federal Republic of Brazil,
BRL	7,650	10.25%, 1/10/28	Ba1/BBB−	$2,517,986
BRL	6,300	12.50%, 1/5/22	Ba1/BBB−	2,443,927

				4,961,913

		Canada–10.6%
CAD	163,900	Canada Housing Trust, 3.95%, 6/15/13 (e)	Aaa/AAA	137,520,073
CAD	90,900	Canada Housing Trust No. 1, 3.55%, 9/15/13 (a)(d)(e)	Aaa/AAA	74,885,705

				212,405,778

		France–2.1%
	€37,200	France Government Bond, 4.00%, 10/25/38, OAT (e)	Aaa/AAA	42,055,927

		Germany–2.8%
	€1,800	Bundesrepublik Deutschland, 4.75%, 7/4/40 (e)	Aaa/AAA	2,388,070
		Deutsche Bundesrepublik (e),
	€800	4.25%, 7/4/39	Aaa/AAA	978,027
	€35,000	6.25%, 1/4/30	Aaa/AAA	53,666,620

				57,032,717

		Total Sovereign Debt Obligations (cost–$329,589,306)		316,456,335

SENIOR LOANS (a)(c)–4.3%
		Automotive–0.3%
	$8,738	Ford Motor Corp., 7.59%, 12/16/13, Term B		4,855,699
		Hertz Corp.,
	111	3.204%, 12/21/12		80,635
	403	4.50%, 12/21/12, Term B		292,899
	178	4.50%, 12/21/12, Term B (b)		129,016
	30	5.00%, 12/21/12, Term B		21,797

				5,380,046

		Drugs & Medical Products–0.2%
		Mylan Laboratories, Inc., Term B,
	1,295	6.625%, 10/2/14		1,118,087
	733	6.625%, 10/2/14 (b)		633,071
	2,934	7.063%, 10/2/14		2,533,430

				4,284,588

		Financial Services–2.8%
	80,566	Chrysler Financial Corp., 6.82%, 8/3/12		55,254,942

10.31.08   Fixed Income SHares – Series C Annual Report 21

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Healthcare & Hospitals–0.1%
$1,965	HCA, Inc., 6.012%, 11/18/13, Term B		$1,626,529

	Hotels/Gaming–0.2%
	Las Vegas Sands Corp.,
1,187	5.52%, 5/23/14		682,822
	MGM Mirage, Inc.,
1,200	2.686%, 10/3/11		795,999
1,200	3.409%, 10/3/11		810,000
600	3.418%, 10/3/11		405,000
720	3.437%, 10/3/11		486,000
600	3.671%, 10/3/11		398,000
480	3.805%, 10/3/11 (b)		242,700
600	4.01%, 10/3/11 (b)		398,000
600	4.862%, 10/3/11 (b)		398,000

			4,616,521

	Multi-Media–0.1%
	MGM Studios,
3,932	7.012%, 4/8/12, Term B		1,988,170

	Paper/Paper Products–0.6%
	Georgia-Pacific Corp.,
1,508	3.518%, 12/20/12		1,255,863
8,966	4.567%, 12/20/12, Term B		7,469,514
2,323	4.868%, 12/20/12		1,935,114
641	4.868%, 12/20/12, Term B		534,063
942	5.512%, 12/20/12		784,915
750	5.512%, 12/20/12, Term B		625,023

			12,604,492

	Total Senior Loans (cost–$119,378,166)		85,755,288

MORTGAGE-BACKED SECURITIES–4.0%
€5,400	Arena BV, 5.054%, 2/17/63, CMO, FRN	Aaa/NR	6,494,386
$4,400	Banc of America Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO, VRN	NR/AAA	3,496,785
320	Banc of America Funding Corp., 6.129%, 1/20/47, CMO, VRN	NR/A	214,438
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
4,930	4.125%, 3/25/35, FRN	Aaa/AAA	4,611,294
3,073	4.55%, 8/25/35, FRN	Aaa/AAA	2,932,274
184	4.630%, 5/25/34, FRN	Aaa/AAA	179,278
327	4.644%, 10/25/33, VRN	Aaa/AAA	314,650
4,991	Bear Stearns Alt-A Trust, 5.770%, 11/25/36, CMO, VRN	Aaa/AAA	2,970,910

22 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$3,000	Chase Commercial Mortgage Securities Corp., 6.275%, 2/12/16, CMO, VRN (a)(d)	Aaa/NR	$2,910,568
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
1,111	4.248%, 8/25/35	Aaa/AAA	1,057,820
1,019	4.748%, 8/25/35	Aaa/AAA	964,205
8,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.362%, 1/15/46, CMO, VRN	Aaa/AAA	6,268,111
	Cordusio RMBS SRL, CMO, FRN,
€1,500	5.202%, 12/31/40	Aaa/AAA	1,894,276
€531	5.282%, 6/30/35	Aaa/AAA	613,072
	Countrywide Alternative Loan Trust, CMO,
$2,944	3.449%, 11/25/46, FRN	Aaa/AAA	1,660,439
868	3.459%, 5/25/36, FRN	Aaa/AAA	477,500
14,071	6.25%,8/25/37	Aaa/B	8,024,170
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
403	3.579%, 3/25/35, FRN	Aaa/AAA	219,106
124	4.723%, 8/25/34, VRN	Aaa/AAA	96,731
39	Credit Suisse First Boston Mortgage Securities Corp., 5.062%, 7/25/33, CMO, VRN	Aaa/AAA	36,102
€5,000	Delphinus BV, 5.201%, 4/25/93, FRN	NR/NR	6,209,726
$1,653	Deutsche Alt-A Securities, Inc., 3.339%, 2/25/37, CMO, FRN	Aaa/AAA	1,555,010
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO, FRN,
3,320	4.538%,8/19/45	Aaa/AAA	1,987,241
2,168	4.982%,7/19/44	Aaa/AAA	1,705,438
261	First Horizon Asset Securities, Inc., 4.759%, 12/25/33, CMO, FRN	Aaa/NR	234,119
5,416	Greenpoint Mortgage Funding Trust, 3.489%, 6/25/45, CMO, FRN	Aaa/AAA	3,332,616
25	Greenpoint Mortgage Pass-Through Certificates, 5.509%, 10/25/33, CMO, FRN	NR/AAA	22,677
279	GSR Mortgage Loan Trust, 4.496%, 3/25/33, CMO, FRN	Aaa/NR	265,702
	Harborview Mortgage Loan Trust, CMO,
843	4.618%, 6/20/35, FRN	Aaa/AAA	510,616
452	5.156%, 5/19/33, VRN	NR/AAA	403,308
34,855	Hilton Hotel Pool Trust, 0.860%, 10/3/15, CMO, IO, VRN (a)(d)	Aaa/AAA	432,581
563	Homebanc Mortgage Trust, 5.805%, 4/25/37, CMO, VRN	Aaa/AAA	435,998
€582	IntesaBci Sec 2 SRL, 5.245%, 8/28/23, CMO, FRN	Aaa/AAA	708,157
$1,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 5/15/47, CMO	Aaa/AAA	722,139

10.31.08   Fixed Income SHares – Series C Annual Report 23

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	JPMorgan Mortgage Trust, CMO, FRN,
$292	4.371%,11/25/33	NR/AAA	$283,878
3,496	4.766%,7/25/35	Aaa/AAA	2,936,436
618	5.023%,2/25/35	Aaa/AAA	514,062
2,010	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (a)(d)	B3/NR	627,180
462	PNC Mortgage Acceptance Corp., 7.61%, 2/15/10, CMO	Aaa/NR	462,123
2,394	Residential Accredit Loans, Inc., 3.469%, 4/25/46, CMO, FRN	Aaa/AAA	1,287,167
220	Structured Adjustable Rate Mortgage Loan Trust, 4.18%, 2/25/34, CMO, VRN	Aaa/AAA	176,135
5,564	Structured Asset Mortgage Investments, Inc., 3.479%, 5/25/36, CMO, FRN	Aaa/AAA	3,134,867
2,441	Thornburg Mortgage Securities Trust, 3.369%, 11/25/46, CMO, FRN	Aaa/AAA	2,147,711
	Washington Mutual, Inc., CMO, FRN,
347	3.569%,1/25/45	Aaa/AAA	220,451
1,819	3.665%,2/25/46	Aaa/AAA	953,882
3,692	4.183%,11/25/34	Aaa/AAA	2,393,233
954	Wells Fargo Mortgage-Backed Securities Trust, 5.112%, 3/25/36, CMO, VRN	Aaa/NR	768,944

	Total Mortgage-Backed Securities (cost–$98,897,209)		79,867,512

MUNICIPAL BONDS–2.0%
	Arizona–0.1%
2,700	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/38, Ser. A	Aa1/AA	2,519,640

	California–0.2%
1,800	California Educational Facs. Auth. Rev., Claremont McKenna College, 5.00%, 1/1/38	Aa1/NR	1,657,170
2,400	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	Baa3/BBB	1,584,144

			3,241,314

	Michigan–0.4%
8,555	Detroit City School Dist., GO, 5.00%, 5/1/33, Ser. B (FGIC) (Q-SBLF)	Aa3/AA	7,626,184

	Nevada–0.2%
4,005	Clark County School Dist., GO, 5.00%, 6/15/19, Ser. A	Aa2/AA	4,032,154

	New York–0.1%
1,300	New York City Municipal Water Finance Auth. Rev., 5.00%, 6/15/37, Ser. DD	Aa3/AA+	1,182,558

24 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$1,300	New York City Transitional Finance Auth. Rev., 5.00%, 1/15/25, Ser. S-1	A1/AA−	$1,203,787

			2,386,345

	Ohio–0.4%
13,550	Buckeye Tobacco Settlement Financing Auth. Rev., 5.75%, 6/1/34, Ser. A-2	Baa3/BBB	9,118,743

	Washington–0.6%
13,180	State, Motor Vehicle Rev., GO, 5.00%, 1/1/33, Ser. D	Aa1/AA+	12,230,908

	Total Municipal Bonds (cost–$48,302,729)		41,155,288

ASSET-BACKED SECURITIES–0.8%
297	Accredited Mortgage Loan Trust, 3.299%, 9/25/36, FRN	Aaa/AAA	293,885
1,002	ACE Securities Corp., 3.309%, 12/25/36, FRN	Baa3/AAA	943,957
301	Asset-Backed Funding Certificates, 3.319%, 1/25/37, FRN	Aaa/AAA	284,399
	Green Tree Financial Corp.,
456	6.22%,3/1/30	NR/BBB	403,422
5,728	6.53%, 2/1/31, VRN	NR/B−	4,482,744
	Keystone Owner Trust (a)(d),
35	8.35%, 12/25/24	Ba2/NR	33,390
5	9.00%, 1/25/29	Ba2/NR	4,954
361	Lake Country Mortgage Loan Trust, 3.389%, 7/25/34, FRN (a)(d)	Aaa/AAA	355,072
73	Lehman XS Trust, 3.339%, 4/25/46, FRN	Aaa/AAA	72,244
2,357	MASTR Asset-Backed Securities Trust, 3.369%, 2/25/36, FRN	Aaa/AAA	2,297,838
3,962	Merrill Lynch Mortgage Investors, Inc., 3.329%, 8/25/36, FRN	Aaa/AAA	3,742,926
1,130	Morgan Stanley ABS Capital I, 3.309%, 10/25/36, FRN	Aaa/AAA	1,094,505
75	Morgan Stanley Home Equity Loans, 3.369%, 2/25/36, FRN	Aaa/AAA	74,646
300	Morgan Stanley Mortgage Loan Trust, 3.619%, 4/25/37, FRN	Ba3/BB	145,537
127	Residential Asset Mortgage Products, Inc., 3.359%, 8/25/46, FRN	Aaa/AAA	122,166
	Wells Fargo Home Equity Trust, FRN (a)(d),
962	3.489%,10/25/35	Aaa/AAA	929,666
717	3.499%,11/25/35	Aaa/AAA	700,384

	Total Asset-Backed Securities (cost–$17,000,547)		15,981,735

10.31.08   Fixed Income SHares – Series C Annual Report 25

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

CONVERTIBLE BONDS–0.6%
		Oil & Gas–0.6%
		Chesapeake Energy Corp.,
$1,200		2.25%,12/15/38	Ba3/BB	$601,500
18,200		2.50%,5/15/37	Ba3/BB	11,488,750

		Total Convertible Bonds (cost–$19,863,242)		12,090,250

Shares

PREFERRED STOCK–0.0%
		Financial Services–0.0%
56,000		Goldman Sachs Group, Inc., 3.75%, Ser. A, FRN (cost–$1,400,000)	A2/A	649,600

CONVERTIBLE PREFERRED STOCK–0.0%
		Insurance–0.0%
9,050		American International Group, Inc., 8.50% (cost–$678,750)	Baa1/NR	40,272

Principal
Amount
(000)
SHORT-TERM INVESTMENTS–19.5%
		U.S. Treasury Bills (k)–14.2%
$285,200		1.01%-1.71%,11/28/08-12/26/08 (cost–$284,957,710)		284,957,709

		U.S. Government Agency Securities–2.0%
—(h	)	Fannie Mae, 4.00%, 2/25/09, CMO	Aaa/AAA	134
40,400		Federal Home Loan Bank Discount Notes, 2.50%, 11/24/08	A-1+/A-1	40,335,472

		Total U.S. Government Agency Securities (cost–$40,335,605)		40,335,606

		Commercial Paper–2.0%
		Financial Services–2.0%
39,800		Bank of America Corp., 2.55%, 1/29/09 (cost–$39,549,094)	P-1/A-1+	39,455,730

		Corporate Notes–0.8%
		Airlines–0.0%
500		Continental Airlines, Inc., 6.32%, 11/1/08	NR/A−	495,000

		Banking–0.1%
2,000		UBS AG, 3.824%, 7/23/09, FRN	Aa2/AA+	1,985,900

26 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Hotels/Gaming–0.1%
$2,000	Mandalay Resort Group, 6.50%, 7/31/09	Ba3/BB−	$1,830,000
1,000	MGM Mirage, Inc., 6.00%, 10/1/09	Ba3/BB−	895,000

			2,725,000

	Multi-Media–0.1%
1,530	British Sky Broadcasting PLC, 8.20%, 7/15/09	Baa2/BBB	1,517,136
775	CSC Holdings, Inc., 8.125%, 8/15/09	B1/BB	744,000

			2,261,136

	Oil & Gas–0.3%
2,675	Enterprise Products Operating L.P., 4.625%, 10/15/09	Baa3/BBB−	2,560,914
2,800	Salomon Brothers AG for OAO Siberian Oil Co., 10.75%, 1/15/09	Baa3/BBB−	2,765,871

			5,326,785

	Telecommunications–0.1%
810	Sprint Capital Corp., 6.375%, 5/1/09	Baa3/BB	779,714

	Utilities–0.1%
1,600	Ohio Edison Co., 5.647%, 6/15/09 (a)(d)	Baa2/BBB−	1,596,841

	Waste Disposal–0.0%
500	Waste Management, Inc., 6.50%, 11/15/08	Baa3/BBB	500,425

	Total Corporate Notes (cost–$12,396,759)		15,670,801

	Sovereign Debt Obligations–0.1%
	Korea–0.1%
1,000	Export-Import Bank of Korea, 2.901%, 6/1/09, FRN (cost–$999,942)	Aa3/A	994,319

	Repurchase Agreement–0.4%
9,000	JPMorgan Chase Bank, dated 10/31/08, 0.25%, due 11/3/08, proceeds $9,000,188; collateralized by U.S. Treasury Notes, 3.50%, due 5/31/13, valued at $9,013,764 including accrued interest (cost–$9,000,000)		9,000,000

	Total Short-Term Investments (cost–$391,064,479)		390,414,165

Contracts/
Notional
Amount			Value

OPTIONS PURCHASED (l)–2.7%
	Call Options–2.0%
	1-Year Interest Rate Swap (OTC),
	Pay 3-Month EUR-LIBOR Floating Rate Index,
1,928,000,000	strike rate 4.12%, expires 3/16/09		$24,646,535

10.31.08   Fixed Income SHares – Series C Annual Report 27

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Contracts/
Notional
Amount		Value

	Call Options (continued)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month EUR-LIBOR Floating Rate Index,
902,300,000	strike rate 4.00%, expires 6/14/10	$8,191,515
	Pay 3-Month USD-LIBOR Floating Rate Index,
66,300,000	strike rate 5.00%, expires 8/28/09	2,142,173
54,700,000	strike rate 3.25%, expires 2/13/09	4,429
	Euro-Bund (EUREX),
35	strike price $127.50, expires 11/21/08	444
	Euro versus Japanese Yen (OTC),
9,000,000	strike price $148.40, expires 6/3/10	289,249
	Euro versus U.S. Dollar (OTC),
28,600,000	strike price $1.38, expires 5/21/10	1,963,020
19,000,000	strike price $1.38, expires 6/3/10	1,321,282
	Fannie Mae (OTC),
23,000,000	strike price $109, expires 1/6/09	—
24,000,000	strike price $110, expires 1/6/09	—
	U.S. Dollar versus Japanese Yen (OTC),
10,200,000	strike price $104, expires 3/17/10	355,572
5,000,000	strike price $105.20, expires 3/31/10	149,105
20,000,000	strike price $105.40, expires 3/31/10	580,080
	U.S. Treasury Notes 10 yr. Futures (CBOT),
1,816	strike price $136, expires 11/21/08	28,880

		39,672,284

	Put Options–0.7%
	Euro-Bobl (EUREX),
109	strike price $105, expires 11/21/08	691
	Euro-Bund (EUREX),
1,633	strike price $103, expires 11/21/08	20,707
	Euro versus Japanese Yen (OTC),
9,000,000	strike price $148.40, expires 6/3/10	2,675,536
	Euro versus U.S. Dollar (OTC),
28,600,000	strike price $1.38, expires 5/21/10	4,726,617
19,000,000	strike price $1.38, expires 6/3/10	3,155,672
	Fannie Mae (OTC),
37,000,000	strike price $70, expires 11/6/08	—
83,000,000	strike price $75, expires 12/4/08	1
265,000,000	strike price $81, expires 12/4/08	121
	Freddie Mac (OTC),
22,000,000	strike price $65, expires 1/6/09	—

28 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Contracts/
Notional
Amount		Value

	Put Options (continued)
1,000,000	strike price $70, expires 1/6/09	$1
	Ginnie Mae (OTC),
1,640,000	strike price $55, expires 1/14/09	—
71,500,000	strike price $72, expires 1/14/09	1
48,360,000	strike price $80, expires 1/14/09	1,708
143,000,000	strike price $81, expires 12/11/08	1,181
227,500,000	strike price $81.50, expires 1/14/09	14,604
	U.S. Dollar versus Japanese Yen (OTC),
10,200,000	strike price $104, expires 3/17/10	1,159,709
5,000,000	strike price $105.20, expires 3/31/10	607,945
20,000,000	strike price $105.40, expires 3/31/10	2,455,380
	U.S. Treasury Bonds 30 yr. Futures (CBOT),
10	strike price $86, expires 11/21/08	158
799	strike price $89, expires 11/21/08	12,601
1,705	strike price $90, expires 11/21/08	26,903
870	strike price $92, expires 11/21/08	13,743
93	strike price $96, expires 11/21/08	1,473
	U.S. Treasury Notes 5 yr. Futures (CBOT),
167	strike price $101.50, expires 11/21/08	1,305
	U.S. Treasury Notes 10 yr. Futures (CBOT),
750	strike price $85, expires 11/21/08	11,552
89	strike price $86, expires 11/21/08	1,370
3,416	strike price $99, expires 11/21/08	51,810
2,000	strike price $101, expires 11/21/08	30,180

		14,970,969

	Total Options Purchased (cost–$18,795,429)	54,643,253

	Total Investments before options written (cost–$3,235,171,182)–139.5%	2,799,457,257

OPTIONS WRITTEN (l)–(1.1)%
	Call Options–(0.9)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month EUR-LIBOR Floating Rate Index,
423,000,000	strike rate 4.25%, expires 3/16/09	(11,092,880)
	7-Year Interest Rate Swap (OTC),
	Pay 3-Month EUR-LIBOR Floating Rate Index,
286,200,000	strike rate 4.20%, expires 6/14/10	(5,738,974)
	Pay 3-Month USD-LIBOR Floating Rate Index,
21,700,000	strike rate 5.32%, expires 8/28/09	(1,305,368)

10.31.08   Fixed Income SHares – Series C Annual Report 29

Fixed Income SHares – Series C Schedule of Investments
October 31, 2008 (continued)

Contracts/
Notional
Amount			Value

	Put Options (continued)
	Dow Jones CDX IG-10 5 Year Index,
12,000,000	strike rate 1.50%, expires 12/22/08		$(18,000)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
1,248	strike price $118, expires 11/21/08		(143,300)

			(18,298,522)

	Put Options–(0.2)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
413,800,000	strike rate 5.10%, expires 3/16/09		(1,810,003)
	Dow Jones CDX IG-10 5 Year Index,
12,000,000	strike rate 1.50%, expires 12/22/08		(429,000)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
1,248	strike price $113, expires 11/21/08		(1,426,901)

			(3,665,904)

	Total Options Written (premiums received–$14,010,103)		(21,964,426)

	Total Investments net of options written (cost–$3,221,161,079)	138.4%	2,777,492,831
	Other liabilities in excess of other assets	(38.4)	(770,998,420)

	Net Assets	100.0%	$2,006,494,411

30 Fixed Income SHares – Series C Annual Report   10.31.08

Fixed Income SHares – Series H Schedule of Investments
October 31, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS–97.1%
	Arizona–9.3%
$100	Apache Cnty. Industrial Dev. Auth. Pollution Control Rev., Tucson Electric Power Co., 5.875%, 3/1/33	Baa3/BB+	$71,684
100	Health Facs. Auth. Rev., Beatitudes Project, 5.20%, 10/1/37	NR/NR	63,266
100	Pima Cnty. Industrial Dev. Auth. Rev., Choice Education and Dev. Corp., 6.375%, 6/1/36	NR/NR	77,510

			212,460

	California–8.5%
100	Statewide Community Dev. Auth. Rev., Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	62,835
150	Univ. Rev., 5.00%, 5/15/41, Ser. D (MBIA-FGIC)	Aa2/AA	132,144

			194,979

	Colorado–3.1%
100	Health Facs. Auth. Rev., Volunteers of America, 5.25%, 7/1/27	NR/NR	70,568

	Florida–3.0%
100	Sarasota Cnty. Health Fac. Auth. Rev., 5.75%, 7/1/37	NR/NR	67,737

	Illinois–3.2%
100	Finance Auth. Rev., Dekalb Supportive Living, 6.10%, 12/1/41 (n)	NR/NR	72,140

	Indiana–3.0%
100	Vigo Cnty. Hospital Auth. Rev., 5.70%, 9/1/37 (a)(d)	NR/NR	68,006

	Iowa–2.6%
100	Finance Auth. Rev., Deerfield Retirement Community, Inc., 5.50%, 11/15/37	NR/NR	58,423

	Maryland–5.8%
	Health & Higher Educational Facs. Auth. Rev.,
100	5.30%,1/1/37	NR/NR	60,238
100	6.00%,1/1/43	NR/BBB−	72,204

			132,442

	Michigan–9.5%
100	Kalamazoo Economic Dev. Corp. Rev., 5.50%, 5/15/36	NR/NR	66,333
95	Meridian Economic Dev. Corp. Rev., 5.25%, 7/1/26	NR/NR	66,484
100	Tobacco Settlement Finance Auth. Rev., 5.125%, 6/1/22, Ser. A	NR/BBB	84,371

			217,188

	Minnesota–6.1%
100	North Oaks Presbyterian Homes Rev., 6.125%, 10/1/39	NR/NR	75,732
100	St. Paul Housing & Redev. Auth. Rev., 5.375%, 5/1/43	NR/NR	63,147

			138,879

10.31.08   Fixed Income SHares – Series H Annual Report 31

Fixed Income SHares – Series H Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Missouri–3.2%
$100	Branson Regional Airport Transportation Dev. Dist. Rev., 6.00%, 7/1/25, Ser. B (n)	NR/NR	$72,844

	New Jersey–3.5%
100	Middlesex Cnty. Improvement Auth. Rev., 6.125%, 1/1/25, Ser. B	NR/NR	79,178

	New Mexico–3.4%
100	Otero Cnty. Rev., 6.00%, 4/1/28	NR/NR	77,759

	Ohio–3.2%
100	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/30, Ser. A-2	Baa3/BBB	74,332

	Pennsylvania–2.7%
100	Allegheny Cnty. Hospital Dev. Auth. Rev., 5.375%, 11/15/40, Ser. A	Ba3/BB	62,472

	Tennessee–3.2%
100	Blount Cnty. Health & Educational Facs. Board Rev., 5.125%, 4/1/23, Ser. A	NR/NR	72,987

	Texas–10.4%
100	Maverick Cnty. Public Fac. Corp. Rev., 6.375%, 2/1/29, Ser. A-1	NR/NR	76,050
100	North Texas Tollway Auth. Rev., 5.75%, 1/1/33, Ser. F	A3/BBB+	86,433
100	Willacy Cnty. Rev., 6.875%, 9/1/28, Ser. A-1	NR/NR	74,962

			237,445

	Utah–6.9%
100	Spanish Fork City Rev., 5.55%, 11/15/21	NR/NR	82,797
100	Utah Cnty. Lincoln Academy Charter School Rev., GO, 5.875%, 6/15/37, Ser. A (a)(d)	NR/NR	74,481

			157,278

	Virginia–3.4%
100	Lewistown Commerce Center Community Dev. Auth. Rev., 6.05%, 3/1/27	NR/NR	77,052

	Wisconsin–3.1%
100	Milwaukee Redev. Auth. Rev., 5.65%, 8/1/37, Ser. A	NR/NR	71,557

	Total Municipal Bonds (cost–$3,035,912)		2,215,726

Shares
MUTUAL FUND–1.7%
39,000	SSgA Tax Free Money Market Fund (cost–$39,000)		39,000

	Total Investments (cost–$3,074,912)	98.8%	2,254,726
	Other assets less liabilities	1.2	26,713

	Net Assets	100.0%	$2,281,439

32 Fixed Income SHares – Series H Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

U.S. GOVERNMENT AGENCY SECURITIES–479.6%
	Fannie Mae–205.9%
$91	3.70%, 8/25/21, CMO, FRN (m)	Aaa/AAA	$90,844
57	3.943%, 5/1/17, FRN, MBS (m)	Aaa/AAA	57,234
62	3.958%, 6/1/20, FRN, MBS (m)	Aaa/AAA	62,123
88	3.961%, 5/1/18, FRN, MBS (m)	Aaa/AAA	89,322
102	3.968%, 1/1/18, FRN, MBS (m)	Aaa/AAA	101,927
3,653	4.00%, 11/25/19, CMO (m)	Aaa/AAA	3,352,776
434	4.073%, 5/1/34, FRN, MBS (m)	Aaa/AAA	437,424
3,685	4.305%, 1/1/34, FRN, MBS (m)	Aaa/AAA	3,709,019
583	4.449%, 10/1/34, FRN, MBS (m)	Aaa/AAA	583,957
300	4.50%, 11/25/14, CMO (m)	Aaa/AAA	301,682
2,331	4.50%, 8/1/20, MBS (m)	Aaa/AAA	2,225,111
693	4.50%, 11/1/20, MBS	Aaa/AAA	662,052
1,665	4.50%, 7/1/21, MBS (m)	Aaa/AAA	1,586,965
273	4.50%, 12/1/21, MBS (m)	Aaa/AAA	260,354
562	4.50%, 1/1/22, MBS (m)	Aaa/AAA	535,067
30	4.50%, 2/1/22, MBS (m)	Aaa/AAA	28,552
6,865	4.50%, 4/1/22, MBS (m)	Aaa/AAA	6,540,190
27,348	4.50%, 5/1/22, MBS (m)	Aaa/AAA	26,059,518
1,086	4.50%, 6/1/22, MBS (m)	Aaa/AAA	1,034,563
4,838	4.50%, 7/1/22, MBS (m)	Aaa/AAA	4,609,133
14,089	4.50%, 1/25/25, CMO (m)	Aaa/AAA	14,119,868
8,500	4.50%, 11/25/26, CMO (m)	Aaa/AAA	7,267,028
1,600	4.50%, TBA, MBS (e)	Aaa/AAA	1,523,000
475	4.525%, 12/1/34, FRN, MBS (m)	Aaa/AAA	477,279
487	4.649%, 9/1/32, FRN, MBS (m)	Aaa/AAA	485,274
18	4.725%, 11/1/32, FRN, MBS	Aaa/AAA	17,619
765	4.753%, 4/1/35, FRN, MBS (m)	Aaa/AAA	767,013
34	4.872%, 9/1/32, FRN, MBS (m)	Aaa/AAA	34,224
349	4.875%, 1/1/33, FRN, MBS (m)	Aaa/AAA	361,399
4,240	4.905%, 11/1/35, FRN, MBS (m)	Aaa/AAA	4,240,384
853	4.967%, 2/1/33, FRN, MBS (m)	Aaa/AAA	873,261
867	4.983%, 1/1/22, FRN, MBS (m)	Aaa/AAA	872,688
1,784	5.00%, 9/25/14, CMO (m)	Aaa/AAA	1,794,139
200	5.00%, 1/25/16, CMO (m)	Aaa/AAA	201,623
249	5.00%, 9/1/17, MBS (m)	Aaa/AAA	245,126
1,895	5.00%, 1/1/19, MBS (m)	Aaa/AAA	1,868,364
8,672	5.00%, 6/1/19, MBS (m)	Aaa/AAA	8,521,962
2,335	5.00%, 7/1/19, MBS (m)	Aaa/AAA	2,295,040
5,365	5.00%, 8/1/19, MBS (m)	Aaa/AAA	5,272,026
6,379	5.00%, 9/1/19, MBS (m)	Aaa/AAA	6,277,479

10.31.08   Fixed Income SHares – Series M Annual Report 33

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

		Fannie Mae (continued)
$1,223		5.00%, 10/1/19, MBS (m)	Aaa/AAA	$1,201,924
2,454		5.00%, 10/1/20, MBS (m)	Aaa/AAA	2,404,974
2,356		5.00%, 11/1/20, MBS (m)	Aaa/AAA	2,308,735
267		5.00%, 12/1/20, MBS (m)	Aaa/AAA	261,755
2,684		5.00%, 1/1/21, MBS (m)	Aaa/AAA	2,629,021
3,815		5.00%, 2/1/21, MBS (m)	Aaa/AAA	3,737,444
361		5.00%, 3/1/21, MBS (m)	Aaa/AAA	352,936
292		5.00%, 4/1/21, MBS (m)	Aaa/AAA	285,687
939		5.00%, 5/1/21, MBS (m)	Aaa/AAA	919,246
564		5.00%, 6/1/21, MBS (m)	Aaa/AAA	551,880
71		5.00%, 7/1/21, MBS (m)	Aaa/AAA	69,594
91		5.00%, 9/1/21, MBS (m)	Aaa/AAA	89,459
1,258		5.00%, 10/1/21, MBS (m)	Aaa/AAA	1,231,221
667		5.00%, 11/1/21, MBS (m)	Aaa/AAA	652,660
62		5.00%, 12/1/21, MBS (m)	Aaa/AAA	60,484
265		5.00%, 3/1/22, MBS (m)	Aaa/AAA	258,964
693		5.00%, 5/1/23, MBS (m)	Aaa/AAA	677,609
21,590		5.00%, 6/1/23, MBS (m)	Aaa/AAA	21,122,147
22,989		5.00%, 8/1/23, MBS (m)	Aaa/AAA	22,491,390
995		5.00%, 9/1/23, MBS (m)	Aaa/AAA	973,627
—(h	)	5.00%, 11/1/33, MBS	Aaa/AAA	43
540,164		5.00%, 6/1/35, MBS (e)	Aaa/AAA	512,643,600
82,610		5.00%, 6/1/35, MBS (m)	Aaa/AAA	78,363,809
28,231		5.00%, 7/1/35, MBS (e)	Aaa/AAA	26,810,484
133,443		5.00%, 2/1/36, MBS (m)	Aaa/AAA	126,561,295
1,249		5.00%, 11/1/36, MBS (m)	Aaa/AAA	1,184,419
23		5.00%, 1/1/37, MBS (m)	Aaa/AAA	21,326
381		5.00%, 2/1/37, MBS (m)	Aaa/AAA	360,655
2,271		5.00%, 4/1/37, MBS (m)	Aaa/AAA	2,152,348
1,147		5.00%, 5/1/37, MBS (m)	Aaa/AAA	1,086,888
887		5.00%, 6/1/37, MBS (m)	Aaa/AAA	841,075
1,997		5.00%, 7/1/37, MBS (m)	Aaa/AAA	1,893,011
997		5.00%, 8/1/37, MBS (m)	Aaa/AAA	945,312
1		5.00%, 2/1/38, MBS	Aaa/AAA	1,245
—(h	)	5.00%, 3/1/38, MBS	Aaa/AAA	265
1,196		5.00%, 5/1/38, MBS (m)	Aaa/AAA	1,133,860
1,000		5.00%, 6/1/38, MBS	Aaa/AAA	947,645
1,001		5.00%, 7/1/38, MBS	Aaa/AAA	948,806
4,100		5.00%, TBA, MBS	Aaa/AAA	3,885,390
257,000		5.00%, TBA, MBS (e)	Aaa/AAA	251,177,408

34 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$1,708	5.001%, 1/1/20, FRN, MBS (m)	Aaa/AAA	$1,717,361
147	5.095%, 9/1/27, FRN, MBS (m)	Aaa/AAA	148,949
383	5.095%, 5/1/33, FRN, MBS (m)	Aaa/AAA	382,346
662	5.172%, 9/1/35, FRN, MBS (m)	Aaa/AAA	674,235
826	5.204%, 5/1/28, FRN, MBS (m)	Aaa/AAA	841,605
121	5.50%, 4/1/16, MBS (m)	Aaa/AAA	122,074
52	5.50%, 7/1/16, MBS (m)	Aaa/AAA	52,440
20	5.50%, 1/1/17, MBS (m)	Aaa/AAA	20,341
196	5.50%, 4/1/17, MBS (m)	Aaa/AAA	196,416
93	5.50%, 9/1/17, MBS (m)	Aaa/AAA	93,463
45	5.50%, 10/1/17, MBS (m)	Aaa/AAA	45,599
77	5.50%, 11/1/17, MBS (m)	Aaa/AAA	77,392
26	5.50%, 1/1/18, MBS (m)	Aaa/AAA	26,259
62	5.50%, 2/1/18, MBS (m)	Aaa/AAA	61,971
128	5.50%, 4/1/18, MBS (m)	Aaa/AAA	128,236
56	5.50%, 11/1/18, MBS (m)	Aaa/AAA	56,517
117	5.50%, 12/1/18, MBS (m)	Aaa/AAA	116,979
52	5.50%, 1/1/19, MBS (m)	Aaa/AAA	52,360
31	5.50%, 4/1/19, MBS (m)	Aaa/AAA	30,973
104	5.50%, 5/1/19, MBS (m)	Aaa/AAA	104,177
36	5.50%, 8/1/19, MBS (m)	Aaa/AAA	35,735
71	5.50%, 9/1/19, MBS (m)	Aaa/AAA	71,283
47	5.50%, 10/1/19, MBS (m)	Aaa/AAA	47,437
151	5.50%, 3/1/20, MBS (m)	Aaa/AAA	150,887
32	5.50%, 6/1/20, MBS (m)	Aaa/AAA	31,527
14	5.50%, 7/1/20, MBS	Aaa/AAA	13,737
872	5.50%, 10/1/20, MBS (m)	Aaa/AAA	870,943
803	5.50%, 12/1/20, MBS (m)	Aaa/AAA	802,029
5,669	5.50%, 1/1/21, MBS (m)	Aaa/AAA	5,663,959
5,341	5.50%, 2/1/21, MBS (m)	Aaa/AAA	5,331,752
5,959	5.50%, 3/1/21, MBS (m)	Aaa/AAA	5,948,496
7,462	5.50%, 4/1/21, MBS (m)	Aaa/AAA	7,448,223
6,390	5.50%, 5/1/21, MBS (m)	Aaa/AAA	6,378,743
4,332	5.50%, 6/1/21, MBS (m)	Aaa/AAA	4,323,757
3,495	5.50%, 7/1/21, MBS (m)	Aaa/AAA	3,488,811
5,381	5.50%, 8/1/21, MBS (m)	Aaa/AAA	5,371,819
144	5.50%, 9/1/21, MBS (m)	Aaa/AAA	143,828
5,687	5.50%, 10/1/21, MBS (m)	Aaa/AAA	5,676,986
11,679	5.50%, 11/1/21, MBS (m)	Aaa/AAA	11,658,444
6,828	5.50%, 12/1/21, MBS (m)	Aaa/AAA	6,815,067

10.31.08   Fixed Income SHares – Series M Annual Report 35

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$17	5.50%, 2/1/22, MBS	Aaa/AAA	$16,756
16,421	5.50%, 1/1/22, MBS (m)	Aaa/AAA	16,391,453
3,215	5.50%, 2/1/22, MBS (m)	Aaa/AAA	3,209,496
23,783	5.50%, 3/1/22, MBS (m)	Aaa/AAA	23,735,277
16,843	5.50%, 5/1/22, MBS (m)	Aaa/AAA	16,809,371
114	5.50%, 6/1/22, MBS (m)	Aaa/AAA	113,347
1,109	5.50%, 7/1/22, MBS (m)	Aaa/AAA	1,106,956
6,588	5.50%, 8/1/22, MBS (m)	Aaa/AAA	6,574,631
3,370	5.50%, 9/1/22, MBS (m)	Aaa/AAA	3,363,126
9,751	5.50%, 10/1/22, MBS (m)	Aaa/AAA	9,730,536
1,989	5.50%, 11/1/22, MBS (m)	Aaa/AAA	1,985,440
1,795	5.50%, 12/1/22, MBS (m)	Aaa/AAA	1,791,655
2,027	5.50%, 1/1/23, MBS (m)	Aaa/AAA	2,023,071
2,627	5.50%, 2/1/23, MBS (m)	Aaa/AAA	2,621,089
98	5.50%, 5/1/23, MBS (m)	Aaa/AAA	97,608
913	5.50%, 8/1/23, MBS (m)	Aaa/AAA	911,296
7,723	5.50%, 9/1/23, MBS (m)	Aaa/AAA	7,707,194
1,190	5.50%, 2/25/24, CMO (m)	Aaa/AAA	1,208,565
874	5.50%, 10/1/32, MBS (m)	Aaa/AAA	856,246
1,400	5.50%, 11/1/32, MBS (m)	Aaa/AAA	1,372,507
103	5.50%, 12/1/32, MBS (m)	Aaa/AAA	101,368
2,527	5.50%, 1/1/33, MBS (m)	Aaa/AAA	2,476,978
2,573	5.50%, 2/1/33, MBS (m)	Aaa/AAA	2,521,403
342	5.50%, 3/1/33, MBS (m)	Aaa/AAA	336,033
4,761	5.50%, 4/1/33, MBS (m)	Aaa/AAA	4,663,544
1,272	5.50%, 5/1/33, MBS (m)	Aaa/AAA	1,245,447
16,640	5.50%, 6/1/33, MBS (m)	Aaa/AAA	16,298,010
14,663	5.50%, 7/1/33, MBS (m)	Aaa/AAA	14,362,394
483	5.50%, 8/1/33, MBS (m)	Aaa/AAA	472,674
2,923	5.50%, 9/1/33, MBS (m)	Aaa/AAA	2,862,878
52	5.50%, 10/1/33, MBS (m)	Aaa/AAA	50,925
54	5.50%, 11/1/33, MBS (m)	Aaa/AAA	51,920
3,534	5.50%, 12/1/33, MBS (m)	Aaa/AAA	3,461,641
6,477	5.50%, 1/1/34, MBS (m)	Aaa/AAA	6,344,450
305	5.50%, 2/1/34, MBS (m)	Aaa/AAA	299,088
347	5.50%, 3/1/34, MBS (m)	Aaa/AAA	339,924
19	5.50%, 4/1/34, MBS	Aaa/AAA	18,523
897	5.50%, 5/1/34, MBS (m)	Aaa/AAA	877,897
424	5.50%, 1/1/35, MBS (m)	Aaa/AAA	415,295
1,131	5.50%, 2/1/35, MBS (m)	Aaa/AAA	1,108,511

36 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$431	5.50%, 3/1/36, MBS (m)	Aaa/AAA	$421,798
1,373	5.50%, 4/1/36, MBS (m)	Aaa/AAA	1,342,565
3,408	5.50%, 6/1/36, MBS (e)	Aaa/AAA	3,331,842
499	5.50%, 7/1/36, MBS (m)	Aaa/AAA	487,534
1,898	5.50%, 8/1/36, MBS (m)	Aaa/AAA	1,856,087
29,920	5.50%, 9/1/36, MBS (m)	Aaa/AAA	29,286,845
2,599	5.50%, 10/1/36, MBS (m)	Aaa/AAA	2,541,024
27,507	5.50%, 11/1/36, MBS (m)	Aaa/AAA	26,895,503
25,073	5.50%, 12/1/36, MBS (m)	Aaa/AAA	24,515,291
18,859	5.50%, 1/1/37, MBS (m)	Aaa/AAA	18,439,887
61,162	5.50%, 2/1/37, MBS (m)	Aaa/AAA	59,800,253
85,081	5.50%, 3/1/37, MBS (m)	Aaa/AAA	83,184,013
36,249	5.50%, 4/1/37, MBS (m)	Aaa/AAA	35,440,887
32,964	5.50%, 5/1/37, MBS (m)	Aaa/AAA	32,229,129
2,951	5.50%, 6/1/37, MBS (m)	Aaa/AAA	2,885,645
981	5.50%, 7/1/37, MBS	Aaa/AAA	959,438
986	5.50%, 9/1/37, MBS (m)	Aaa/AAA	963,834
518	5.50%, 4/1/38, MBS	Aaa/AAA	506,528
25,150	5.50%, 6/1/38, MBS (m)	Aaa/AAA	24,588,370
13,996	5.50%, 8/1/38, MBS (m)	Aaa/AAA	13,683,481
45,545	5.50%, 9/1/38, MBS (m)	Aaa/AAA	44,527,679
400,800	5.50%, TBA, MBS (e)	Aaa/AAA	399,590,337
31	5.833%, 5/25/42, CMO, FRN (m)	Aaa/AAA	29,700
35	5.837%, 3/25/41, CMO, FRN (m)	Aaa/AAA	33,297
905	5.964%, 1/1/33, FRN, MBS (m)	Aaa/AAA	913,325
290	6.00%, 6/1/23, MBS (m)	Aaa/AAA	291,439
207	6.00%, 8/1/26, MBS (m)	Aaa/AAA	206,881
6,408	6.00%, 10/1/26, MBS (m)	Aaa/AAA	6,403,176
19,860	6.00%, 12/1/26, MBS (m)	Aaa/AAA	19,844,693
9,503	6.00%, 3/1/27, MBS (m)	Aaa/AAA	9,522,505
6,734	6.00%, 5/1/27, MBS (m)	Aaa/AAA	6,747,689
7,988	6.00%, 6/1/27, MBS (m)	Aaa/AAA	8,004,449
13,070	6.00%, 7/1/27, MBS (m)	Aaa/AAA	13,096,248
5,024	6.00%, 8/1/27, MBS (m)	Aaa/AAA	5,034,147
3,950	6.00%, 9/1/27, MBS (m)	Aaa/AAA	3,957,470
1,313	6.00%, 10/1/27, MBS (m)	Aaa/AAA	1,315,396
68	6.00%, 7/1/29, MBS (m)	Aaa/AAA	68,794
419	6.00%, 12/1/31, MBS (m)	Aaa/AAA	421,875
16	6.00%, 1/1/33, MBS	Aaa/AAA	16,383
80	6.00%, 6/1/33, MBS (m)	Aaa/AAA	80,673

10.31.08   Fixed Income SHares – Series M Annual Report 37

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$14	6.00%, 3/1/34, MBS	Aaa/AAA	$14,441
23	6.00%, 6/1/34, MBS (m)	Aaa/AAA	23,223
31	6.00%, 7/1/34, MBS (m)	Aaa/AAA	31,241
94	6.00%, 8/1/34, MBS (m)	Aaa/AAA	94,124
111	6.00%, 9/1/34, MBS (m)	Aaa/AAA	111,589
1,007	6.00%, 10/1/34, MBS (m)	Aaa/AAA	1,008,388
748	6.00%, 1/1/35, MBS (m)	Aaa/AAA	749,546
123	6.00%, 2/1/35, MBS (m)	Aaa/AAA	122,540
104	6.00%, 4/1/35, MBS (m)	Aaa/AAA	103,654
245	6.00%, 5/1/35, MBS (m)	Aaa/AAA	244,971
2,639	6.00%, 7/1/35, MBS (m)	Aaa/AAA	2,639,696
13,454	6.00%, 8/1/35, MBS (m)	Aaa/AAA	13,459,076
107	6.00%, 9/1/35, MBS (m)	Aaa/AAA	106,896
2,275	6.00%, 10/1/35, MBS (m)	Aaa/AAA	2,276,181
7,717	6.00%, 11/1/35, MBS (m)	Aaa/AAA	7,720,035
6,908	6.00%, 12/1/35, MBS (m)	Aaa/AAA	6,910,802
2,167	6.00%, 1/1/36, MBS (m)	Aaa/AAA	2,168,273
725	6.00%, 4/1/36, MBS (m)	Aaa/AAA	725,082
745	6.00%, 6/1/36, MBS (m)	Aaa/AAA	744,897
5,004	6.00%, 7/1/36, MBS (m)	Aaa/AAA	5,005,104
19,932	6.00%, 8/1/36, MBS (m)	Aaa/AAA	19,936,869
27,102	6.00%, 9/1/36, MBS (m)	Aaa/AAA	27,120,671
36,898	6.00%, 10/1/36, MBS (m)	Aaa/AAA	36,907,622
939	6.00%, 11/1/36, MBS (m)	Aaa/AAA	939,496
67,997	6.00%, 12/1/36, MBS (m)	Aaa/AAA	68,014,433
6,229	6.00%, 1/1/37, MBS (m)	Aaa/AAA	6,230,384
56,120	6.00%, 2/1/37, MBS (m)	Aaa/AAA	56,134,068
20,687	6.00%, 3/1/37, MBS (m)	Aaa/AAA	20,692,464
173	6.00%, 4/1/37, MBS (m)	Aaa/AAA	172,954
8,599	6.00%, 5/1/37, MBS (m)	Aaa/AAA	8,601,375
4,130	6.00%, 6/1/37, MBS (m)	Aaa/AAA	4,130,551
17,699	6.00%, 7/1/37, MBS (m)	Aaa/AAA	17,705,464
48,619	6.00%, 8/1/37, MBS (m)	Aaa/AAA	48,628,500
5,802	6.00%, 9/1/37, MBS (m)	Aaa/AAA	5,803,430
18,760	6.00%, 10/1/37, MBS (m)	Aaa/AAA	18,763,572
29,450	6.00%, 11/1/37, MBS (m)	Aaa/AAA	29,456,436
17,797	6.00%, 12/1/37, MBS (m)	Aaa/AAA	17,800,654
8,993	6.00%, 1/1/38, MBS (m)	Aaa/AAA	8,994,115
7,625	6.00%, 2/1/38, MBS (m)	Aaa/AAA	7,626,032
4,531	6.00%, 6/1/38, MBS (m)	Aaa/AAA	4,531,378

38 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$12,919	6.00%, 7/1/38, MBS (m)	Aaa/AAA	$12,920,055
7,654	6.00%, 8/1/38, MBS (m)	Aaa/AAA	7,654,968
44,689	6.00%, 10/1/38, MBS (e)	Aaa/AAA	44,693,961
3,000	6.00%, TBA, MBS	Aaa/AAA	2,998,593
257,700	6.00%, TBA, MBS (e)	Aaa/AAA	257,176,611
62	6.114%, 10/1/32, FRN, MBS (m)	Aaa/AAA	62,931
4	6.50%, 4/1/24, MBS	Aaa/AAA	3,839
131	6.50%, 1/1/25, MBS (m)	Aaa/AAA	133,047
5	6.50%, 1/1/26, MBS	Aaa/AAA	4,607
10	6.50%, 5/1/26, MBS	Aaa/AAA	9,951
244	6.50%, 7/18/27, CMO (m)	Aaa/AAA	253,669
146	6.50%, 1/1/29, MBS (m)	Aaa/AAA	149,368
13	6.50%, 10/1/31, MBS	Aaa/AAA	13,496
153	6.50%, 2/1/32, MBS (m)	Aaa/AAA	156,065
6	6.50%, 3/1/32, MBS	Aaa/AAA	5,829
123	6.50%, 8/1/32, MBS (m)	Aaa/AAA	125,613
252	6.50%, 11/1/32, MBS (m)	Aaa/AAA	257,393
147	6.50%, 10/1/33, MBS (m)	Aaa/AAA	150,147
1,182	6.50%, 7/1/34, MBS (m)	Aaa/AAA	1,203,752
3,256	6.50%, 12/1/34, MBS (m)	Aaa/AAA	3,312,584
3,601	6.50%, 6/1/35, MBS (m)	Aaa/AAA	3,663,509
14	6.50%, 11/1/35, MBS	Aaa/AAA	14,431
830	6.50%, 3/1/36, MBS (m)	Aaa/AAA	841,652
3,716	6.50%, 4/1/36, MBS (m)	Aaa/AAA	3,769,592
59	6.50%, 5/1/36, MBS (m)	Aaa/AAA	59,500
927	6.50%, 7/1/36, MBS (m)	Aaa/AAA	940,306
1,342	6.50%, 8/1/36, MBS (m)	Aaa/AAA	1,361,352
934	6.50%, 9/1/36, MBS (m)	Aaa/AAA	947,789
517	6.50%, 10/1/36, MBS (m)	Aaa/AAA	524,680
5,662	6.50%, 11/1/36, MBS (m)	Aaa/AAA	5,743,663
2,535	6.50%, 12/1/36, MBS (m)	Aaa/AAA	2,571,322
6,099	6.50%, 1/1/37, MBS (m)	Aaa/AAA	6,186,506
634	6.50%, 2/1/37, MBS (e)	Aaa/AAA	643,105
67	6.50%, 4/1/37, MBS (m)	Aaa/AAA	68,267
471	6.50%, 5/1/37, MBS (m)	Aaa/AAA	478,014
194	6.50%, 6/1/37, MBS (m)	Aaa/AAA	197,221
4,896	6.50%, 7/1/37, MBS (m)	Aaa/AAA	4,966,847
7,300	6.50%, 9/1/37, MBS (m)	Aaa/AAA	7,404,930
2,623	6.50%, 10/1/37, MBS (m)	Aaa/AAA	2,660,314
99	6.50%, 12/1/37, MBS (m)	Aaa/AAA	100,096

10.31.08   Fixed Income SHares – Series M Annual Report 39

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$17,443	6.50%, 10/1/38, MBS (e)	Aaa/AAA	$17,692,075
369,200	6.50%, TBA, MBS (e)	Aaa/AAA	374,218,905
253	6.601%, 12/1/32, FRN, MBS (m)	Aaa/AAA	256,436
600	7.00%, TBA, MBS (e)	Aaa/AAA	619,500
126	7.01%, 8/1/22, MBS (m)	Aaa/AAA	131,188
59	7.01%, 11/1/22, MBS (m)	Aaa/AAA	61,292
20	7.50%, 9/1/30, MBS (m)	Aaa/AAA	21,167
27	7.50%, 12/1/30, MBS (m)	Aaa/AAA	27,849
3	7.50%, 7/1/31, MBS	Aaa/AAA	2,868
56	7.50%, 8/1/31, MBS (m)	Aaa/AAA	59,436
63	7.50%, 11/1/31, MBS (m)	Aaa/AAA	66,200
10	7.925%, 2/1/25, FRN, MBS	Aaa/AAA	10,834
281	11.00%, 7/15/20, MBS (m)	Aaa/AAA	330,216

			3,522,083,807

	Freddie Mac–89.4%
1,021	3.537%, 5/1/34, FRN, MBS (m)	Aaa/AAA	1,032,473
45	4.50%, 5/15/18, CMO (m)	Aaa/AAA	42,140
10,968	4.943%, 6/1/35, FRN, MBS (m)	Aaa/AAA	10,941,841
7,509	4.988%, 8/15/32, CMO, FRN (m)	Aaa/AAA	7,470,317
19,700	5.00%,12/14/18	Aaa/AAA	17,944,592
37,000	5.00%, 1/15/25, CMO (m)	Aaa/AAA	33,367,902
12,000	5.00%, 2/15/25, CMO (m)	Aaa/AAA	10,907,950
61	5.00%, 7/1/34, MBS (m)	Aaa/AAA	58,100
333	5.00%, 4/1/35, MBS (m)	Aaa/AAA	315,348
396	5.00%, 11/1/36, MBS (m)	Aaa/AAA	375,436
876	5.00%, 1/1/37, MBS (m)	Aaa/AAA	829,445
655	5.038%, 9/15/16, CMO, FRN (m)	Aaa/AAA	643,637
140	5.038%, 8/15/29, CMO, FRN (m)	Aaa/AAA	139,562
86	5.038%, 12/15/31, CMO, FRN (m)	Aaa/AAA	84,594
23	5.088%, 9/15/30, CMO, FRN	Aaa/AAA	23,006
592	5.127%, 10/1/32, FRN, MBS (m)	Aaa/AAA	601,439
36	5.138%, 3/15/32, CMO, FRN (m)	Aaa/AAA	35,805
241	5.139%, 10/1/32, FRN, MBS (m)	Aaa/AAA	246,540
21	5.207%, 7/1/32, FRN, MBS (m)	Aaa/AAA	21,136
79	5.24%, 8/1/29, FRN, MBS (m)	Aaa/AAA	80,786
17	5.25%, 8/1/32, FRN, MBS	Aaa/AAA	16,862
87	5.275%, 3/15/20, CMO, FRN (m)	Aaa/AAA	86,484
223	5.275%, 2/15/24, CMO, FRN (m)	Aaa/AAA	222,975
173	5.297%, 4/1/32, FRN, MBS (m)	Aaa/AAA	173,978

40 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Freddie Mac (continued)
$17	5.325%, 10/15/19, CMO, FRN	Aaa/AAA	$17,207
34	5.346%, 7/1/29, FRN, MBS (m)	Aaa/AAA	35,430
357	5.50%, 1/1/35, MBS (m)	Aaa/AAA	348,352
5,662	5.50%, 2/1/35, MBS (m)	Aaa/AAA	5,536,497
197	5.50%, 3/1/35, MBS (m)	Aaa/AAA	191,797
805	5.50%, 6/1/35, MBS (m)	Aaa/AAA	786,748
1,719	5.50%, 7/1/36, MBS (m)	Aaa/AAA	1,677,982
797	5.50%, 4/1/37, MBS (m)	Aaa/AAA	778,166
1,520	5.50%, 5/1/37, MBS (m)	Aaa/AAA	1,483,569
19,569	5.50%, 7/1/37, MBS (m)	Aaa/AAA	19,097,394
84	5.50%, 8/1/37, MBS (m)	Aaa/AAA	81,924
20,881	5.50%, 9/1/37, MBS (m)	Aaa/AAA	20,378,438
662	5.50%, 10/1/37, MBS (m)	Aaa/AAA	646,174
167	5.50%, 1/1/38, MBS (m)	Aaa/AAA	162,658
83	5.50%, 2/1/38, MBS (m)	Aaa/AAA	81,389
49	5.50%, 3/1/38, MBS (m)	Aaa/AAA	47,863
46,745	5.50%, 4/1/38, MBS (m)	Aaa/AAA	45,619,718
9,159	5.50%, 9/1/38, MBS (m)	Aaa/AAA	8,938,983
31	5.534%, 8/1/32, FRN, MBS (m)	Aaa/AAA	30,872
195	5.54%, 8/1/32, FRN, MBS (m)	Aaa/AAA	196,211
242	5.575%, 12/15/13, CMO, FRN (m)	Aaa/AAA	244,613
195	5.647%, 1/1/32, FRN, MBS (m)	Aaa/AAA	199,785
237	5.683%, 2/1/33, FRN, MBS (m)	Aaa/AAA	241,903
386	5.766%, 2/1/29, FRN, MBS (m)	Aaa/AAA	387,783
140	5.775%, 9/15/22, CMO, FRN (m)	Aaa/AAA	140,374
12	5.973%, 1/1/33, FRN, MBS	Aaa/AAA	11,830
40	5.975%, 8/15/23, CMO, FRN (m)	Aaa/AAA	39,972
119	6.00%, 8/15/16, CMO (m)	Aaa/AAA	122,253
1,064	6.00%, 4/1/17, MBS (m)	Aaa/AAA	1,071,550
117	6.00%, 5/1/17, MBS (m)	Aaa/AAA	117,796
143	6.00%, 6/1/17, MBS (m)	Aaa/AAA	144,483
278	6.00%, 7/1/17, MBS (m)	Aaa/AAA	280,262
57,751	6.00%, 10/1/26, MBS (m)	Aaa/AAA	57,744,673
54,821	6.00%, 11/1/26, MBS (m)	Aaa/AAA	54,815,161
91,322	6.00%, 1/1/27, MBS (m)	Aaa/AAA	91,313,224
16,034	6.00%, 2/1/27, MBS (m)	Aaa/AAA	16,073,639
42,810	6.00%, 5/1/27, MBS (m)	Aaa/AAA	42,916,723
37,537	6.00%, 6/1/27, MBS (m)	Aaa/AAA	37,630,348
61,839	6.00%, 7/1/27, MBS (m)	Aaa/AAA	61,992,763
43,755	6.00%, 8/1/27, MBS (m)	Aaa/AAA	43,863,960

10.31.08   Fixed Income SHares – Series M Annual Report 41

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

		Freddie Mac (continued)
$16,186		6.00%, 9/1/27, MBS (m)	Aaa/AAA	$16,226,690
12,104		6.00%, 10/1/27, MBS (m)	Aaa/AAA	12,133,893
2,896		6.00%, 12/15/28, CMO (m)	Aaa/AAA	2,898,881
194		6.00%, 1/1/37, MBS (m)	Aaa/AAA	194,003
60,146		6.00%, 1/1/38, MBS (m)	Aaa/AAA	60,084,156
45,320		6.00%, 2/1/38, MBS (m)	Aaa/AAA	45,273,454
17,291		6.00%, 3/1/38, MBS (m)	Aaa/AAA	17,273,529
195,057		6.00%, 5/1/38, MBS (m)	Aaa/AAA	194,856,043
9,828		6.00%, 7/1/38, MBS (m)	Aaa/AAA	9,818,047
1,489		6.00%, 9/1/38, MBS (m)	Aaa/AAA	1,487,581
568,000		6.00%, TBA, MBS(e)	Aaa/AAA	567,023,608
350		6.06%, 3/1/32, FRN, MBS (m)	Aaa/AAA	358,474
183		6.50%, 8/15/16, CMO (m)	Aaa/AAA	191,235
43		6.50%, 12/15/23, CMO (m)	Aaa/AAA	43,970
30		7.00%, 4/1/29, MBS (m)	Aaa/AAA	30,882
2		7.00%, 12/1/29, MBS	Aaa/AAA	2,038
—(h	)	7.00%, 1/1/30, MBS	Aaa/AAA	133
15		7.00%, 2/1/30, MBS	Aaa/AAA	15,116
26		7.00%, 3/1/30, MBS (m)	Aaa/AAA	26,803
2		7.00%, 6/1/30, MBS	Aaa/AAA	2,319
227		7.50%, 8/15/30, CMO (m)	Aaa/AAA	237,685

				1,529,331,355

		Ginnie Mae–181.1%
47		4.628%, 6/20/32, CMO, FRN (m)	Aaa/AAA	46,658
24		4.75%, 3/20/30, FRN, MBS	Aaa/AAA	23,511
1,354		4.813%, 10/20/27, CMO, FRN (m)	Aaa/AAA	1,347,341
141		5.00%, 2/20/29, CMO (m)	Aaa/AAA	142,289
128		5.125%, 11/20/23, FRN, MBS	Aaa/AAA	129,047
12		5.125%, 10/20/25, FRN, MBS	Aaa/AAA	12,436
9		5.125%, 11/20/25, FRN, MBS	Aaa/AAA	9,370
11		5.125%, 10/20/26, FRN, MBS	Aaa/AAA	10,724
24		5.125%, 10/20/27, FRN, MBS	Aaa/AAA	24,340
500		5.25%, 1/20/28, FRN, MBS	Aaa/AAA	503,048
50		5.25%, 2/20/28, FRN, MBS	Aaa/AAA	50,110
129		5.25%, 1/20/30, FRN, MBS	Aaa/AAA	130,065
271		5.375%, 3/20/17, FRN, MBS	Aaa/AAA	273,839

42 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Ginnie Mae (continued)
$11	5.375%, 1/20/18, FRN, MBS	Aaa/AAA	$10,597
76	5.375%, 5/20/18, FRN, MBS	Aaa/AAA	76,405
60	5.375%, 4/20/19, FRN, MBS	Aaa/AAA	61,069
14	5.375%, 5/20/19, FRN, MBS	Aaa/AAA	14,287
16	5.375%, 6/20/21, FRN, MBS	Aaa/AAA	15,854
33	5.375%, 1/20/22, FRN, MBS	Aaa/AAA	33,553
711	5.375%, 2/20/22, FRN, MBS	Aaa/AAA	716,661
37	5.375%, 4/20/22, FRN, MBS	Aaa/AAA	36,877
21	5.375%, 5/20/22, FRN, MBS	Aaa/AAA	20,591
27	5.375%, 2/20/23, FRN, MBS	Aaa/AAA	27,092
30	5.375%, 3/20/23, FRN, MBS	Aaa/AAA	29,803
32	5.375%, 4/20/23, FRN, MBS	Aaa/AAA	31,666
163	5.375%, 4/20/24, FRN, MBS	Aaa/AAA	163,852
10	5.375%, 5/20/24, FRN, MBS	Aaa/AAA	10,232
4	5.375%, 4/20/25, FRN, MBS	Aaa/AAA	3,906
13	5.375%, 5/20/25, FRN, MBS	Aaa/AAA	13,522
25	5.375%, 6/20/25, FRN, MBS	Aaa/AAA	25,113
13	5.375%, 1/20/26, FRN, MBS	Aaa/AAA	13,312
17	5.375%, 6/20/26, FRN, MBS	Aaa/AAA	17,131
7	5.375%, 1/20/27, FRN, MBS	Aaa/AAA	7,243
81	5.375%, 2/20/27, FRN, MBS	Aaa/AAA	81,609
20	5.375%, 4/20/27, FRN, MBS	Aaa/AAA	20,034
39	5.375%, 6/20/27, FRN, MBS	Aaa/AAA	39,259
31	5.375%, 2/20/28, FRN, MBS	Aaa/AAA	30,947
81	5.375%, 3/20/28, FRN, MBS	Aaa/AAA	81,565
35	5.375%, 4/20/28, FRN, MBS	Aaa/AAA	35,550
27	5.375%, 4/20/29, FRN, MBS	Aaa/AAA	26,556
43	5.375%, 6/20/29, FRN, MBS	Aaa/AAA	42,978
28	5.375%, 5/20/30, FRN, MBS	Aaa/AAA	28,116
30	5.375%, 5/20/32, FRN, MBS	Aaa/AAA	30,446
46	5.375%, 6/20/32, FRN, MBS	Aaa/AAA	45,745
350	5.50%, 6/15/29, MBS	Aaa/AAA	347,268
62	5.50%, 3/20/31, FRN, MBS	Aaa/AAA	62,945
56	5.50%, 3/20/32, FRN, MBS	Aaa/AAA	57,334
45	5.50%, 11/15/32, MBS	Aaa/AAA	44,657
248	5.50%, 12/15/32, MBS	Aaa/AAA	244,240
32	5.50%, 8/15/33, MBS	Aaa/AAA	31,888
10	5.625%, 8/20/17, FRN, MBS	Aaa/AAA	9,615
6	5.625%, 8/20/18, FRN, MBS	Aaa/AAA	6,524

10.31.08   Fixed Income SHares – Series M Annual Report 43

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Ginnie Mae (continued)
$4	5.625%, 7/20/20, FRN, MBS	Aaa/AAA	$4,390
6	5.625%, 7/20/21, FRN, MBS	Aaa/AAA	6,094
12	5.625%, 8/20/21, FRN, MBS	Aaa/AAA	12,571
20	5.625%, 9/20/21, FRN, MBS	Aaa/AAA	20,164
1,464	5.625%, 8/20/23, FRN, MBS	Aaa/AAA	1,472,727
79	5.625%, 8/20/25, FRN, MBS	Aaa/AAA	80,014
16	5.625%, 9/20/25, FRN, MBS	Aaa/AAA	15,764
10	5.625%, 8/20/26, FRN, MBS	Aaa/AAA	10,042
8	5.625%, 7/20/27, FRN, MBS	Aaa/AAA	8,148
10	5.625%, 9/20/27, FRN, MBS	Aaa/AAA	10,544
79	5.625%, 8/20/28, FRN, MBS	Aaa/AAA	78,881
34	5.625%, 7/20/29, FRN, MBS	Aaa/AAA	34,029
83	5.875%, 6/20/22, FRN, MBS	Aaa/AAA	83,804
4	6.00%, 6/15/28, MBS	Aaa/AAA	3,765
11	6.00%, 11/15/28, MBS	Aaa/AAA	11,072
9	6.00%, 1/15/29, MBS	Aaa/AAA	8,852
7	6.00%, 3/15/29, MBS	Aaa/AAA	7,282
7	6.00%, 4/15/29, MBS	Aaa/AAA	6,626
3	6.00%, 4/15/31, MBS	Aaa/AAA	2,774
3	6.00%, 7/15/31, MBS	Aaa/AAA	2,972
23	6.00%, 10/15/31, MBS	Aaa/AAA	22,694
49	6.00%, 1/15/32, MBS	Aaa/AAA	48,714
99	6.00%, 2/15/32, MBS	Aaa/AAA	98,918
22	6.00%, 3/15/32, MBS	Aaa/AAA	22,508
53,372	6.00%, 7/20/32, CMO (m)	Aaa/AAA	53,449,030
102	6.00%, 10/15/32, MBS	Aaa/AAA	101,994
8	6.00%, 11/15/32, MBS	Aaa/AAA	8,427
9	6.00%, 1/15/33, MBS	Aaa/AAA	8,642
61	6.00%, 3/15/33, MBS	Aaa/AAA	61,579
70	6.00%, 4/15/33, MBS	Aaa/AAA	70,260
8	6.00%, 9/15/33, MBS	Aaa/AAA	8,087
21	6.00%, 11/15/34, MBS	Aaa/AAA	20,668
909	6.00%, 12/15/34, MBS	Aaa/AAA	911,711
947	6.00%, 5/15/35, MBS	Aaa/AAA	948,598
1,136	6.00%, 11/15/35, MBS	Aaa/AAA	1,137,375
475	6.00%, 2/15/36, MBS	Aaa/AAA	476,108
5,955	6.00%, 3/15/36, MBS (m)	Aaa/AAA	5,964,116

44 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

		Ginnie Mae (continued)
$11,015		6.00%, 4/15/36, MBS (m)	Aaa/AAA	$11,031,702
1,705		6.00%, 5/15/36, MBS	Aaa/AAA	1,707,842
3,868		6.00%, 6/15/36, MBS (m)	Aaa/AAA	3,874,534
231,357		6.00%, 7/15/36, MBS (m)	Aaa/AAA	231,725,254
37,802		6.00%, 8/15/36, MBS (m)	Aaa/AAA	37,859,537
11,170		6.00%, 9/15/36, MBS (m)	Aaa/AAA	11,188,298
24,413		6.00%, 10/15/36, MBS (m)	Aaa/AAA	24,447,846
176,906		6.00%, 11/15/36, MBS (m)	Aaa/AAA	177,163,214
2,454		6.00%, 12/15/36, MBS (m)	Aaa/AAA	2,457,604
4,649		6.00%, 1/15/37, MBS (m)	Aaa/AAA	4,654,866
6,916		6.00%, 2/15/37, MBS (m)	Aaa/AAA	6,924,328
3,260		6.00%, 3/15/37, MBS (m)	Aaa/AAA	3,264,696
65,261		6.00%, 4/15/37, MBS (m)	Aaa/AAA	65,316,891
170,815		6.00%, 5/15/37, MBS (m)	Aaa/AAA	170,947,285
56,586		6.00%, 6/15/37, MBS (m)	Aaa/AAA	56,647,816
46,646		6.00%, 7/15/37, MBS (m)	Aaa/AAA	46,706,253
28,265		6.00%, 8/15/37, MBS (m)	Aaa/AAA	28,302,159
96,111		6.00%, 9/15/37, MBS (m)	Aaa/AAA	96,158,167
79,013		6.00%, 10/15/37, MBS (m)	Aaa/AAA	79,052,966
232,578		6.00%, 11/15/37, MBS (m)	Aaa/AAA	232,776,941
200,097		6.00%, 12/15/37, MBS (m)	Aaa/AAA	200,353,409
85,143		6.00%, 1/15/38, MBS (m)	Aaa/AAA	85,251,498
43,349		6.00%, 2/15/38, MBS (m)	Aaa/AAA	43,404,773
19,349		6.00%, 3/15/38, MBS (m)	Aaa/AAA	19,374,671
36,787		6.00%, 4/15/38, MBS (m)	Aaa/AAA	36,833,708
3,256		6.00%, 5/15/38, MBS (m)	Aaa/AAA	3,260,498
44,013		6.00%, 6/15/38, MBS (m)	Aaa/AAA	44,046,289
152,927		6.00%, 7/15/38, MBS (m)	Aaa/AAA	153,125,293
263,722		6.00%, 8/15/38, MBS (m)	Aaa/AAA	264,063,715
234,100		6.00%, TBA, MBS (e)	Aaa/AAA	233,697,582
650,800		6.00%, TBA, MBS	Aaa/AAA	650,901,525
3		6.50%, 5/15/23, MBS	Aaa/AAA	3,411
—(h	)	6.50%, 12/15/23, MBS	Aaa/AAA	483

				3,097,063,818

10.31.08   Fixed Income SHares – Series M Annual Report 45

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Other Government Agencies–3.2%
$22,085	SLM Student Loan Trust, 5.035%, 4/25/23, FRN	Aaa/AAA	$20,156,008
32,676	Small Business Administration, 5.23%, 3/1/27	Aaa/AAA	31,796,034
1,719	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	Aaa/AAA	1,835,845

			53,787,887

	Total U.S. Government Agency Securities (cost–$8,317,559,079)		8,202,266,867

CORPORATE BONDS & NOTES–38.5%
	Banking–11.2%
17,300	American Express Bank FSB, 6.00%, 9/13/17	A1/A+	12,961,627
24,600	American Express Centurion Bank, 6.00%, 9/13/17	A1/A+	18,430,984
	Bank of America Corp.,
8,400	5.75%, 12/1/17	Aa2/AA−	7,251,745
66,700	8.00%, 1/30/18, FRN (i)	A1/A	50,062,552
30,000	Bank of America NA, 5.30%, 3/15/17	Aa1/AA−	25,334,910
	Barclays Bank PLC,
48,500	5.45%, 9/12/12	Aa1/AA	46,796,632
4,400	7.434%, 12/15/17, FRN (a)(d)(i)	Aa3/A+	2,784,509
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13, FRN (a)(d)(i)	A1/A	7,562,874
17,500	JPMorgan Chase Bank NA, 6.00%, 10/1/17	Aa1/AA−	15,354,850
6,400	Wachovia Corp., 7.98%, 3/15/18, FRN (i)	A3/A−	4,845,267

			191,385,950

	Diversified Manufacturing–4.3%
87,900	General Electric Co., 5.25%, 12/6/17	Aaa/AAA	73,754,077

	Drugs & Medical Products–0.8%
14,000	AstraZeneca PLC, 5.90%, 9/15/17	A1/AA−	12,958,652

	Energy–0.8%
19,100	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	Baa2/BBB	14,015,122

	Financial Services–14.4%
	Bear Stearns Cos., Inc.,
3,600	6.40%, 10/2/17	Aa2/AA−	3,207,125
2,500	6.95%, 8/10/12	Aa2/AA−	2,470,073
	Citigroup, Inc.,
13,100	4.504%, 5/15/18, FRN	Aa3/AA−	10,415,600
6,000	5.50%, 4/11/13	Aa3/AA−	5,495,730
71,500	6.125%, 5/15/18	Aa3/AA−	61,400,410
£10,800	Citigroup Capital XVIII, 6.829%, 6/28/67, FRN	A1/A	10,358,548
$12,100	Citigroup Capital XXI, 8.30%, 12/21/77, FRN	A1/A	8,307,497

46 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Financial Services (continued)
$8,300	Citigroup Funding, Inc., 3.852%, 5/7/10, FRN	Aa3/AA−	$7,753,744
	General Electric Capital Corp., FRN,
€1,200	5.50%, 9/15/67 (a)(d)	Aa1/AA+	893,883
$41,100	6.375%,11/15/67	Aa1/AA+	26,643,568
104,900	Goldman Sachs Group, Inc., 6.75%, 10/1/37	A1/A+	68,353,574
1,000	JPMorgan Chase & Co., 7.90%, 4/30/18, FRN (i)	A1/A	812,526
49,200	Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (f)	Caa2/NR	184,500
43,600	Merrill Lynch & Co., Inc., 6.875%, 4/25/18	A2/A	38,815,467
2,600	Morgan Stanley, 6.00%, 4/28/15	A1/A+	2,116,335

			247,228,580

	Insurance–1.4%
16,500	American International Group, Inc., 8.175%, 5/15/68, (converts to FRN 5/15/38) (a)(d)	Baa1/BBB	2,636,255
34,900	Progressive Corp., 6.70%, 6/15/67, (converts to FRN 6/15/17)	A2/A−	20,832,438

			23,468,693

	Oil & Gas–0.4%
10,600	Valero Energy Corp., 6.625%, 6/15/37	Baa2/BBB	7,534,416

	Retail–1.0%
4,000	Hasbro, Inc., 6.30%, 9/15/17	Baa2/BBB	3,657,780
16,800	Target Corp., 6.00%, 1/15/18	A2/A+	13,924,596

			17,582,376

	Telecommunications–2.9%
	AT&T, Inc.,
44,600	5.50%, 2/1/18	A2/A	38,004,552
15,100	6.30%, 1/15/38	A2/A	11,927,037

			49,931,589

	Tobacco–0.4%
9,700	RJ Reynolds Tobacco Holdings, Inc., 7.25%, 6/15/37	Baa3/BBB	6,312,382

	Transportation–0.7%
	Burlington Northern Santa Fe Corp.,
10,000	5.65%, 5/1/17	Baa1/BBB	8,770,630
3,700	6.15%, 5/1/37	Baa1/BBB	2,900,286

			11,670,916

	Utilities–0.2%
4,000	Pacific Gas & Electric Co., 5.80%, 3/1/37	A3/BBB+	2,981,776

	Total Corporate Bonds & Notes (cost–$898,198,738)		658,824,529

10.31.08   Fixed Income SHares – Series M Annual Report 47

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MORTGAGE-BACKED SECURITIES–15.3%
	Adjustable Rate Mortgage Trust, CMO, VRN,
$4,546	4.581%, 5/25/35	Aaa/AAA	$4,157,334
754	5.382%, 11/25/35	Aaa/AAA	592,973
714	5.415%, 1/25/36	Aaa/AAA	580,417
3,171	Banc of America Funding Corp., 4.622%, 2/20/36, CMO, FRN	NR/AAA	3,014,618
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
113	4.640%, 1/25/35, VRN	Aaa/AAA	82,053
542	4.954%, 2/25/34, VRN	Aaa/AAA	500,066
326	5.004%, 1/25/34, VRN	Aaa/AAA	291,233
535	5.727%, 2/25/36, FRN	Aaa/AAA	362,769
	Bear Stearns Alt-A Trust, CMO, VRN,
5,943	4.981%, 6/25/34	Aaa/AAA	4,635,505
256	5.366%, 5/25/35	Aaa/AAA	207,754
46	Bear Stearns Mortgage Securities, Inc., 6.645%, 3/25/31, CMO, VRN	Aaa/NR	45,209
10,664	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (a)(d)	Aaa/NR	10,163,625
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
1,466	4.70%, 12/25/35	NR/AAA	1,326,878
452	5.835%, 12/25/35	Aaa/AAA	277,108
3,505	Commercial Capital Access One, Inc., 7.653%, 11/15/28, CMO, VRN (a)(d)	NR/NR	1,999,477
	Commercial Mortgage, CMO (a)(d),
1,059	4.969%, 2/16/34, FRN (g)	Aaa/NR	966,966
7,000	5.362%, 2/5/19	NR/AAA	6,454,353
2,000	5.665%, 2/5/19, VRN	NR/AA	1,882,262
	Countrywide Alternative Loan Trust, CMO, FRN,
1,100	3.429%, 1/25/37	A1/BBB	488,073
7,006	3.479%, 5/25/35	Aaa/AAA	4,108,255
4,763	3.519%, 12/25/35	Aaa/AAA	2,739,472
485	3.529%, 5/25/36	Baa1/AAA	193,803
475	5.889%, 11/25/35	Aaa/AAA	279,898

48 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
$60	3.529%, 2/25/35, FRN	Aaa/AAA	$42,010
590	3.559%, 4/25/46, FRN	Aa3/AAA	227,236
1,741	3.569%, 3/25/35, FRN	Aaa/AAA	1,110,593
2,340	3.579%, 3/25/35, FRN	Aaa/AAA	1,289,876
1,224	3.649%, 2/25/35, FRN	Aaa/AAA	618,963
789	4.660%, 4/25/35, FRN	Aa2/AAA	252,944
525	5.369%, 10/20/35, VRN	Aaa/AAA	337,653
784	5.772%, 5/20/36, VRN	Aaa/A	475,260
31	Credit Suisse First Boston Mortgage Securities Corp., 3.076%, 3/25/32, CMO, FRN (a)(d)	Aaa/NR	27,415
500	Credit Suisse Mortgage Capital Certificates, 5.383%, 2/15/40, CMO	Aaa/NR	371,355
445	Downey Savings & Loan Assoc. Mortgage Loan Trust, 4.598%, 7/19/45, CMO, FRN	A2/AAA	188,243
6,989	First Horizon Asset Securities, Inc., 3.659%, 11/25/33, CMO, FRN	NR/AAA	6,856,036
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO	NR/BBB	796,001
1,500	GS Mortgage Securities Corp. II, 6.615%, 2/14/16, CMO (a)(d)	NR/AAA	1,591,227
310	GSR Mortgage Loan Trust, 6.321%, 4/25/35, CMO, VRN	Aaa/AAA	233,787
	Harborview Mortgage Loan Trust, CMO, FRN,
7,059	4.468%, 2/19/46	Aaa/AAA	4,090,222
4,830	4.498%, 5/19/35	Aaa/AAA	2,886,550
455	4.528%, 1/19/38	Aaa/AAA	153,915
563	4.528%, 9/19/46	Aaa/AAA	194,493
34,855	Hilton Hotel Pool Trust, 0.86%, 10/3/15, CMO, IO, VRN (a)(d)	Aaa/AAA	432,581
	Homebanc Mortgage Trust, CMO,
580	3.439%, 12/25/36, FRN	Aaa/AAA	370,314
7,800	5.904%, 4/25/37, VRN	Aaa/AAA	4,326,057
	Indymac Index Mortgage Loan Trust, CMO,
1,236	3.539%, 3/25/35, FRN	Aaa/AAA	708,416
4,153	5.00%, 8/25/35, FRN	Aaa/AAA	2,230,844
448	5.099%, 9/25/35, VRN	Aaa/AAA	286,505
429	5.274%, 6/25/35, VRN	Aaa/AAA	299,733
3,326	5.423%, 9/25/35, VRN	Aa1/AAA	1,636,425
4,158	5.423%, 9/25/35, VRN	Aaa/AAA	2,630,406
3,720	5.486%, 10/25/35, VRN	Aaa/AAA	2,407,230
5,500	5.974%, 6/25/36, VRN	Aaa/AAA	3,869,791

10.31.08   Fixed Income SHares – Series M Annual Report 49

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Indymac Mortgage Loan Trust, CMO,
$729	3.559%, 11/25/35, FRN	A2/AAA	$390,488
7,900	5.926%, 8/25/36, VRN	Aaa/AAA	5,156,328
17,150	JPMorgan Alternative Loan Trust, 3.76%, 6/27/37, CMO, FRN (a)(d)	NR/AAA	13,117,164
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
27,382	4.935%, 7/15/19, FRN (a)(d)	Aaa/NR	25,547,648
600	5.336%, 5/15/47	Aaa/AAA	433,283
2,000	6.465%, 11/15/35	NR/AAA	1,922,518
	JPMorgan Mortgage Trust, CMO,
2,860	4.357%, 9/25/34, FRN	NR/AAA	2,369,082
560	4.873%, 4/25/35, VRN	Aaa/AAA	470,193
726	5.401%, 11/25/35, VRN	Aaa/AAA	607,655
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
537	3.499%, 5/25/37	A2/BB	292,335
100	3.788%, 11/21/34	Aaa/AAA	88,282
	MASTR Reperforming Loan Trust, CMO,
3,236	7.00%, 5/25/35 (a)(d)	Aaa/AAA	3,264,953
4,911	7.50%, 7/25/35	Aaa/AAA	5,216,503
3,022	8.00%, 7/25/35 (a)(d)	Aaa/AAA	3,241,968
365	Mellon Residential Funding Corp., 3.147%, 10/20/29, CMO, FRN	NR/AAA	350,756
1,400	Merrill Lynch Alternative Note Asset, 3.559%, 3/25/37, CMO, FRN	B3/BBB	444,529
	Merrill Lynch Countrywide Commercial Mortgage Trust, CMO,
600	5.378%, 8/12/48	Aaa/AAA	443,810
7,700	5.485%, 3/12/51, VRN	Aaa/NR	5,709,461
	MLCC Mortgage Investors, Inc., CMO, FRN,
409	3.309%, 7/25/29	Aaa/AAA	372,963
138	4.94%, 3/15/25	Aa3/AA	110,682
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	NR/AAA	28,876,746
500	5.544%, 11/12/49, VRN	Aaa/NR	305,797
1,100	5.692%, 4/15/49, VRN	Aaa/AAA	826,427
28,450	5.731%, 7/12/44, VRN	NR/AAA	22,410,850
415	Morgan Stanley Dean Witter Capital I, 4.455%, 3/25/33, CMO, FRN	Aaa/AAA	380,628

50 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$4,379	Nomura Asset Acceptance Corp., 5.654%, 2/25/36, CMO, VRN	Baa3/AAA	$2,688,754
488	Opteum Mortgage Acceptance Corp., 3.519%, 7/25/35, CMO, FRN	Aaa/AAA	407,021
440	Residential Accredit Loans, Inc., 5.714%, 2/25/36, CMO, VRN	A1/BB	325,389
53	Residential Asset Securitization Trust, 3.759%, 3/25/33, CMO, FRN	NR/AAA	49,047
3,328	Residential Funding Mortgage Sec I, 6.413%, 3/25/35, CMO, VRN	Aaa/AAA	3,081,311
600	Sovereign Commercial Mortgage Securities Trust, 5.778%, 7/22/30, CMO, VRN (a)(d)	Aaa/NR	523,093
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,444	3.749%, 6/25/34, FRN	Aaa/AAA	1,090,451
1,553	4.659%, 5/25/35, FRN	Aaa/AAA	785,565
7,900	5.246%, 5/25/36, FRN	NR/AAA	3,347,630
7,900	5.429%, 9/25/36, VRN	NR/AAA	3,605,552
222	5.435%, 10/25/34, VRN	Aaa/AAA	159,974
54	5.45%, 1/25/36, VRN	NR/AAA	36,369
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
16,178	3.439%, 6/25/36	Aaa/AAA	9,098,382
7,622	3.479%, 5/25/36	Aaa/AAA	4,294,339
550	3.519%, 5/25/46	Aaa/AAA	223,116
1,313	4.628%, 3/19/34	Aaa/AAA	1,146,892
1,624	4.648%, 12/19/33	Aaa/AAA	1,345,543
	Structured Asset Securities Corp., CMO, FRN,
344	5.010%, 2/25/34	Aaa/AAA	276,790
7	5.191%, 5/25/32	Aaa/AAA	6,000
514	Wachovia Mortgage Loan Trust LLC, 5.453%, 10/20/35, CMO, FRN	NR/AAA	389,675
	Washington Mutual, Inc., CMO, FRN,
630	3.415%, 6/25/47	Aaa/AAA	240,146
33	3.529%, 12/25/45	Aaa/AAA	19,559
1,058	3.579%, 1/25/45	Aaa/AAA	670,091
600	3.669%, 11/25/45	Aaa/AAA	228,334
923	4.183%, 11/25/34	Aaa/AAA	598,308
5,050	4.203%, 10/25/44	Aaa/AAA	3,677,878

10.31.08   Fixed Income SHares – Series M Annual Report 51

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Wells Fargo Mortgage Backed Securities Trust, CMO,
$1,186	3.759%, 7/25/37, FRN	Aaa/NR	$817,601
12,200	4.345%, 7/25/35, FRN	Aaa/AAA	11,035,922
1,046	4.556%, 1/25/35, FRN	Aaa/NR	899,171
750	4.674%, 8/25/34, FRN	Aaa/AAA	617,186
491	5.00%, 6/25/18	Aaa/AAA	455,800

	Total Mortgage-Backed Securities (cost–$329,683,353)		260,784,120

ASSET-BACKED SECURITIES–5.3%
856	Aames Mortgage Investment Trust, 3.659%, 10/25/35, FRN	NR/AAA	786,277
82	Amortizing Residential Collateral Trust, 3.529%, 6/25/32, FRN	NR/AAA	60,801
1,422	Bayview Financial Asset Trust, 3.659%, 12/25/39, FRN (a)(d)	Aaa/NR	926,007
4,936	Bear Stearns Asset Backed Securities, Inc., 3.849%, 6/25/43, FRN	Aaa/AAA	4,278,607
1,667	Bear Stearns Asset Backed Securities Trust, 3.339%, 10/25/36, FRN	Aa1/NR	1,595,434
72	Cendant Mortgage Corp., 5.988%, 7/25/43, VRN (a)(d)	NR/NR	65,917
2,241	Chase Issuance Trust, 4.60%, 4/15/13, FRN	Aaa/AAA	2,004,567
15,200	Citibank Omni Master Trust, 5.281%, 12/23/13, FRN (a)(d)	Aaa/AAA	14,636,889
800	Community Program Loan Trust, 4.50%, 4/1/29	NR/AAA	721,354
	Countrywide Asset-Backed Certificates, FRN,
9,945	3.349%, 1/25/46	Aaa/AAA	9,557,346
553	3.729%, 11/25/33 (a)(d)	Aaa/AAA	499,637
1,325	3.739%, 12/25/31	Aaa/AAA	869,520
465	Credit Suisse First Boston Mortgage Securities Corp., 3.509%, 1/25/43, FRN (a)(d)	Aaa/AAA	411,589
1,080	Credit-Based Asset Servicing & Securitization LLC, 4.159%, 11/25/33, FRN	Aaa/AAA	971,123
2,223	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	NR/NR	2,175,146
53	EMC Mortgage Loan Trust, 3.629%, 5/25/40, FRN (a)(d)	Aaa/NR	43,576
	First Franklin Mortgage Loan Asset Backed Certificates, FRN,
105	3.639%, 10/25/34	Aaa/NR	102,657
5,730	3.659%, 4/25/35	Aa1/AA+	4,824,532
11	First Plus Home Loan Trust, 7.32%, 11/10/23	NR/AA+	10,171
	Ford Credit Auto Owner Trust, FRN,
10,500	5.46%, 1/15/11	Aaa/AAA	10,229,481
800	5.76%, 12/15/10	Aaa/AAA	783,641

52 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$47	Fremont Home Loan Owner Trust, 4.049%, 12/25/29, FRN	Aa3/AA	$34,476
2,369	Fremont Home Loan Trust, 3.319%, 1/25/37, FRN	Aaa/AAA	2,212,151
	Green Tree Financial Corp.,
5,257	6.18%, 4/1/30	Ba3/NR	4,831,492
4,213	6.81%, 12/1/28, VRN	Ba1/BBB	4,147,946
1,280	6.87%, 4/1/30, VRN	Ba3/NR	1,207,540
1,000	7.06%, 2/1/31, VRN	NR/B−	710,154
783	7.40%, 6/15/27	A2/AA	825,581
389	7.55%, 1/15/29, VRN	NR/A+	387,288
364	HSI Asset Securitization Corp. Trust, 3.309%, 12/25/36, FRN	Aa2/AAA	323,897
	Lehman XS Trust, FRN,
567	3.489%, 8/25/46	Aaa/AAA	197,629
763	3.499%, 11/25/46	Aaa/AAA	271,227
1,457	Long Beach Mortgage Loan Trust, 4.684%, 3/25/32, FRN	A1/NR	1,131,794
500	Madison Avenue Manufactured Housing Contract, 4.709%, 3/25/32, FRN	Baa1/A+	413,391
1,928	Mesa Trust Asset Backed Certificates, 3.659%, 12/25/31, FRN (a)(d)	Aaa/AA	1,619,364
1,536	Mid-State Trust, 6.005%, 8/15/37	Aaa/AAA	1,386,017
	Morgan Stanley Mortgage Loan Trust, FRN,
400	3.489%, 2/25/37	B1/BB	129,902
700	3.619%, 4/25/37	Ba3/BB	339,585
200	RAAC Series, 3.659%, 6/25/47, FRN	Aaa/AAA	122,346
	Residential Asset Mortgage Products, Inc.,
4,464	5.634%, 1/25/34	Aaa/AAA	3,976,982
2,000	5.90%,7/25/34	Baa2/BBB	357,263
	Residential Asset Securities Corp.,
3,000	3.689%, 3/25/35, FRN	A1/A	2,026,772
382	7.14%, 4/25/32, VRN	Ba1/BBB	78,853
1,696	SACO I, Inc., 3.639%, 11/25/35, FRN	Baa3/AAA	1,236,364
	South Carolina Student Loan Corp., FRN,
958	3.311%, 9/2/14	Aaa/AAA	938,769
2,800	3.361%, 3/1/18	Aaa/AAA	2,552,813
3,600	3.561%, 3/2/20	Aaa/AAA	3,079,127
600	3.811%, 9/3/24	Aaa/AAA	493,125
340	Vanderbilt Acquisition Loan Trust, 5.70%, 9/7/23, VRN	Aaa/AAA	337,377

	Total Asset-Backed Securities (cost–$102,557,789)		90,923,497

10.31.08   Fixed Income SHares – Series M Annual Report 53

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS–4.1%
	California–1.2%
$2,400	Educational Facs. Auth. Rev., 4.75%, 10/1/37, Ser. A	Aa1/AA+	$2,039,016
	Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
5,000	5.00%, 6/1/35	A2/A	4,003,450
3,500	5.00%, 6/1/38	A2/A	2,578,310
5,000	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/30, Ser. A-2	Aa3/AA−	4,620,900
	State, GO,
5,400	5.00%, 6/1/37	A1/A+	4,706,154
1,300	5.00%, 11/1/37	A1/A+	1,132,352
985	Tobacco Securitization Auth. Rev., 5.40%, 6/1/27, Ser. A2	Baa3/BBB	778,859

			19,859,041

	Florida–0.3%
	State Board of Education, GO,
1,600	4.75%, 6/1/37, Ser. B (MBIA)	Aa1/AAA	1,323,264
4,000	4.75%, 6/1/37, Ser. C	Aa1/AAA	3,298,160

			4,621,424

	Illinois–0.2%
7,505	Will County Community High School Dist. No 210, GO, zero coupon, 1/1/21 (FSA)	Aaa/NR	3,739,291

	Iowa–0.1%
3,800	Tobacco Settlement Auth. of Iowa Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	2,662,394

	New Jersey–0.7%
21,340	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1A	Baa3/BBB	11,408,151

	New York–0.2%
4,000	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 5.00%, 6/15/39, Ser. A	Aa2/AAA	3,643,360

	Ohio–0.8%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	Baa3/BBB	4,311,256
9,300	5.875%, 6/1/47	Baa3/BBB	5,912,568
5,320	6.00%, 6/1/42	Baa3/BBB	3,568,656

			13,792,480

54 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Principal
Amount			Credit Rating
(000)			(Moody’s/S&P)*	Value

		Texas–0.6%
$2,380		Keller Independent School Dist., GO, 4.75%, 8/15/30 (PSF-GTD)	Aaa/AAA	$2,127,744
9,800		State, Transit Rev., GO, 4.75%, 4/1/37	Aa1/AA	8,569,316

				10,697,060

		Total Municipal Bonds (cost–$90,654,515)		70,423,201

Shares

CONVERTIBLE PREFERRED STOCK–1.2%
		Banking–1.1%
15,500		Bank of America Corp., 7.25%, 12/31/49	A1/A	10,989,500
11,800		Wachovia Corp., 7.50%, 12/31/49	A3/A−	8,348,500

				19,338,000

		Insurance–0.1%
228,667		American International Group, Inc., 8.50%, 8/1/11	Baa1/NR	1,017,568

		Total Convertible Preferred Stock (cost–$43,331,790)		20,355,568

Principal
Amount
(000)

SHORT-TERM INVESTMENTS–5.8%
		U.S. Treasury Bills (k)(m)–5.1%
$87,880		0.29%-1.705%, 11/28/08-12/26/08 (cost–$87,811,429)		87,811,430

		U.S. Government Agency Securities–0.0%
		Fannie Mae, CMO,
14		3.659%, 3/25/09, FRN	Aaa/AAA	14,205
43		4.05%, 12/25/08, FRN (m)	Aaa/AAA	42,589
—(h	)	6.50%, 2/25/09	Aaa/AAA	113

		Total U.S. Government Agency Securities (cost–$56,913)		56,907

		Repurchase Agreements–0.7%
9,100		Barclays Capital, Inc., dated 10/31/08, 0.20%, due 11/3/08, proceeds $9,100,152; collateralized by Federal Home Loan Bank, 2.733%, due 2/10/10, valued at $9,277,309 including accrued interest		9,100,000
3,000		JPMorgan Chase Bank, dated 10/31/08, 0.25%, due 11/3/08, proceeds $3,000,063; collateralized by U.S. Treasury Notes, 3.50%, due 5/31/13, valued at $3,007,169 including accrued interest		3,000,000

		Total Repurchase Agreements (cost–$12,100,000)		12,100,000

		Total Short-Term Investments (cost–$99,968,342)		99,968,337

10.31.08   Fixed Income SHares – Series M Annual Report 55

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Contracts/
Notional
Amount		Value

OPTIONS PURCHASED (l)–0.2%
	Call Options–0.1%
	Fannie Mae (OTC),
218,000,000	strike price $106.50, expires 12/4/08	$2
	Ginnie Mae (OTC),
102,900,000	strike price $107, expires 12/11/08	1
	U.S. Dollar versus Japanese Yen (OTC),
17,900,000	strike price $104, expires 3/17/10	623,994
	U.S. Treasury Notes 10 yr. Futures (CBOT),
620	strike price $136, expires 11/21/08	9,860
820	strike price $138, expires 11/21/08	13,028

		646,885

	Put Options–0.1%
	Fannie Mae (OTC),
30,000,000	strike price $65, expires 1/6/09	—
876,500,000	strike price $70, expires 11/6/08	9
48,000,000	strike price $75, expires 12/4/08	1
36,000,000	strike price $76, expires 11/6/08	—
202,000,000	strike price $76, expires 12/9/08	256
112,500,000	strike price $80, expires 12/9/08	506
303,500,000	strike price $80.50, expires 1/13/09	19,958
900,000,000	strike price $81, expires 12/4/08	1,071
2,000,000,000	strike price $82, expires 11/6/08	20
80,000,000	strike price $82, expires 12/9/08	797
60,000,000	strike price $84, expires 1/6/09	2,397
1,000,000,000	strike price $85, expires 11/6/08	10
290,000,000	strike price $90, expires 12/4/08	11,084
	Freddie Mac (OTC),
446,000,000	strike price $80, expires 12/4/08	312
140,000,000	strike price $82, expires 11/6/08	2
	Ginnie Mae (OTC),
300,900,000	strike price $55, expires 1/14/09	3
84,000,000	strike price $70.06, expires 1/14/09	1
500,000,000	strike price $81, expires 12/11/08	4,130
	U.S. Dollar versus Japanese Yen (OTC),
17,900,000	strike price $104, expires 3/17/10	2,035,176
	U.S. Treasury Notes 5 yr. Futures (CBOT),
600	strike price $98, expires 11/21/08	4,687

56 Fixed Income SHares – Series M Annual Report   10.31.08

Fixed Income SHares – Series M Schedule of Investments
October 31, 2008 (continued)

Contracts/
Notional
Amount			Value

	Put Options (continued)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
1,540	strike price $89, expires 11/21/08		$23,590
1,679	strike price $99, expires 11/21/08		13,116

			2,117,126

	Total Options Purchased (cost–$2,483,041)		2,764,011

	Total Investments before options written (cost–$9,884,436,647)–550.0%		9,406,310,130

OPTIONS WRITTEN (l)–(0.2)%
	Call Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures (CBOT),
2,247	strike price $118, expires 11/21/08		(258,009)
756	strike price $119, expires 11/21/08		(61,545)

			(319,554)

	Put Options–(0.2)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
57,000,000	strike rate 5.10%, expires 3/16/09		(249,324)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
3,003	strike price $113, expires 11/21/08		(3,433,480)

			(3,682,804)

	Total Options Written (premiums received–$3,878,566)		(4,002,358)

	Total Investments net of options written (cost–$9,880,558,081)	549.8%	9,402,307,772
	Other liabilities in excess of other assets	(449.8)	(7,692,047,743)

	Net Assets	100.0%	$1,710,260,029

10.31.08   Fixed Income SHares – Series M Annual Report 57

Fixed Income SHares – Series R Schedule of Investments
October 31, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

U.S. TREASURY BONDS & NOTES–118.7%
	U.S. Treasury Inflation Indexed Bonds & Notes (j),
$25,131	0.875%, 4/15/10 (e)		$23,631,041
6,196	1.375%, 7/15/18 (e)		5,294,261
2,065	1.625%, 1/15/15		1,808,152
25,093	1.75%, 1/15/28 (e)		19,764,456
11,927	1.875%, 7/15/13		11,156,406
13,518	1.875%, 7/15/15		11,922,254
349	2.00%, 7/15/14		318,134
3,311	2.00%, 1/15/16		2,922,772
21,946	2.00%, 1/15/26 (e)		18,108,993
19,520	2.375%, 4/15/11 (e)		18,513,428
14,327	2.375%, 1/15/17 (e)		13,065,700
21,149	2.375%, 1/15/25 (e)		18,407,718
4,020	2.375%, 1/15/27 (e)		3,495,497
3,912	2.625%, 7/15/17		3,666,282
1,234	3.375%, 1/15/12		1,210,189
14,463	3.50%, 1/15/11 (e)		14,132,367
16,518	3.625%, 4/15/28 (e)		17,142,603
2,332	3.875%, 4/15/29 (e)		2,508,018
14,962	4.25%, 1/15/10 (e)		14,825,208

	Total U.S. Treasury Bonds & Notes (cost–$210,217,905)		201,893,479

U.S. GOVERNMENT AGENCY SECURITIES 68.3%
	Fannie Mae–62.4%
25	4.057%, 10/1/44, FRN, MBS	Aaa/AAA	24,822
559	5.00%, 1/1/37, MBS	Aaa/AAA	530,067
3,309	5.00%, 3/1/38, MBS	Aaa/AAA	3,136,310
3,610	5.00%, 4/1/38, MBS	Aaa/AAA	3,421,688
8,989	5.00%, 5/1/38, MBS	Aaa/AAA	8,520,011
672	5.00%, 6/1/38, MBS	Aaa/AAA	637,047
619	5.00%, 7/1/38, MBS	Aaa/AAA	586,466
1,705	5.00%, 8/1/38, MBS	Aaa/AAA	1,615,862
645	5.00%, 9/1/38, MBS	Aaa/AAA	611,227
4,992	5.50%, 6/1/38, MBS	Aaa/AAA	4,880,670
19,845	5.50%, 6/1/38, MBS	Aaa/AAA	19,913,290
401	5.50%, 7/1/38, MBS	Aaa/AAA	391,412
300	5.50%, 8/1/38, MBS	Aaa/AAA	292,633
12,518	5.50%, 9/1/38, MBS	Aaa/AAA	12,238,125
15,300	5.50%, MBS, TBA (e)	Aaa/AAA	14,979,092
1,218	6.00%, 5/1/36, MBS	Aaa/AAA	1,218,431
887	6.00%, 6/1/36, MBS	Aaa/AAA	887,364
43	6.00%, 8/1/36, MBS	Aaa/AAA	43,278

58 Fixed Income SHares – Series R Annual Report   10.31.08

Fixed Income SHares – Series R Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Fannie Mae (continued)
$457	6.00%, 9/1/36, MBS	Aaa/AAA	$456,997
10,756	6.00%, 12/1/36, MBS	Aaa/AAA	10,758,297
458	6.00%, 1/1/37, MBS	Aaa/AAA	457,586
7,172	6.00%, 3/1/37, MBS	Aaa/AAA	7,173,741
359	6.00%, 6/1/37, MBS	Aaa/AAA	359,363
3,971	6.00%, 10/1/37, MBS	Aaa/AAA	3,972,144
1,990	6.00%, 1/1/38, MBS	Aaa/AAA	1,990,568
1,957	6.00%, 5/1/38, MBS	Aaa/AAA	1,957,370
5,000	6.00%, MBS, TBA (e)	Aaa/AAA	4,997,655

			106,051,516

	Freddie Mac–1.3%
870	4.818%, 2/15/19, CMO, FRN	Aaa/AAA	827,416
675	6.673%, 9/1/36, FRN, MBS	Aaa/AAA	687,076
631	6.721%, 7/1/36, FRN, MBS	Aaa/AAA	640,067

			2,154,559

	Ginnie Mae–4.6%
7	6.00%, 8/15/31, MBS	Aaa/AAA	7,270
577	6.00%, 9/15/34, MBS	Aaa/AAA	578,597
594	6.00%, 4/15/37, MBS	Aaa/AAA	594,377
6,700	6.00%, MBS, TBA	Aaa/AAA	6,701,045

			7,881,289

	Total U.S. Government Agency Securities (cost–$116,921,984)		116,087,364

CORPORATE BONDS & NOTES–14.3%
	Banking–6.9%
	American Express Bank FSB,
400	5.50%, 4/16/13	A1/A+	328,679
300	6.00%, 9/13/17	A1/A+	224,768
200	American Express Centurion Bank, 6.00%, 9/13/17	A1/A+	149,845
3,500	Bank of America Corp., 5.65%, 5/1/18	Aa2/AA−	3,015,754
1,200	Bank of America NA, 3.404%, 5/12/10, FRN	Aaa/AA+	1,203,955
	Barclays Bank PLC,
800	5.45%, 9/12/12	Aa1/AA	771,903
100	7.434%, 12/15/17, FRN (a)(d)(i)	Aa3/A+	63,284
900	7.70%, 4/25/18, FRN (a)(d)(i)	Aa2/A+	626,130
3,600	Credit Suisse First Boston, 5.00%, 5/15/13	Aa1/AA−	3,251,135
700	National Australia Bank Ltd., 5.35%, 6/12/13 (a)(d)	Aa1/AA	649,112
€100	Royal Bank of Scotland Group PLC, 7.092%, 9/29/17, FRN (i)	A1/BBB+	68,405
$1,400	UBS AG, 5.75%, 4/25/18	Aa2/AA−	1,091,050

10.31.08   Fixed Income SHares – Series R Annual Report 59

Fixed Income SHares – Series R Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Banking (continued)
$300	Wachovia Bank N.A., 2.881%, 12/2/10, FRN	Aa2/AA−	$277,509

			11,721,529

	Chemicals–0.5%
1,000	RPM International, Inc., 6.50%, 2/15/18	Baa3/BBB−	811,383

	Financial Services–5.7%
500	Allstate Life Global Funding Trusts, 5.375%, 4/30/13	Aa3/AA	452,466
	American Express Co.,
580	7.00%, 3/19/18	A2/A+	447,771
170	8.15%, 3/19/38	A2/A+	133,226
300	Bear Stearns Cos., Inc., 6.95%, 8/10/12	Aa2/AA−	296,409
100	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (a)(d)(i)	NR/BB+	47,013
1,200	Citigroup, Inc., 8.40%, 4/30/18, FRN (i)	A2/A	835,620
600	Citigroup Funding, Inc., 3.799%, 12/28/09, FRN	Aa3/AA−	567,295
800	Ford Motor Credit Co. LLC, 7.875%, 6/15/10	B2/B−	537,785
700	General Motors Acceptance Corp. LLC, 6.875%, 9/15/11	Caa1/B−	410,345
	Goldman Sachs Group, Inc.,
500	6.15%, 4/1/18	Aa3/AA−	415,174
700	6.75%, 10/1/37	A1/A+	456,125
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14 (f)	B3/NR	13,500
350	Longpoint Re Ltd., 8.069%, 11/8/11, FRN (a)(b)(d)	NR/BB+	342,720
400	Merna Reinsurance Ltd., 4.412%, 7/7/10, FRN (a)(b)(d)	Aa2/NR	371,760
2,100	Merrill Lynch & Co., Inc., 6.875%, 4/25/18	A2/A	1,869,552
300	Morgan Stanley, 6.625%, 4/1/18	A1/A+	250,169
2,000	Wachovia Corp., 5.50%, 5/1/13	A1/A+	1,880,252
400	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (i)	Aa2/AA−	327,416

			9,654,598

	Insurance–0.6%
600	American International Group, Inc., 8.175%, 5/15/68, (converts to FRN 5/15/38) (a)(d)	Baa1/BBB	95,864
300	Metropolitan Life Global Funding I, 5.125%, 4/10/13 (a)(d)	Aa2/AA	268,534
300	New York Life Global Funding, 4.65%, 5/9/13 (a)(d)	Aaa/AAA	281,583
200	Pacific Life Global Funding, 5.15%, 4/15/13 (a)(d)	Aa3/AA	167,838
300	Residential Reinsurance Ltd., 10.061%, 6/7/10, FRN (a)(b)(d)	NR/BB	296,790

			1,110,609

	Oil & Gas–0.1%
200	Gaz Capital S.A., 8.146%, 4/11/18 (a)(d)	A3/BBB	137,000

	Retail–0.1%
200	Wal-Mart Stores, Inc., 5.80%, 2/15/18	Aa2/AA	192,416

60 Fixed Income SHares – Series R Annual Report   10.31.08

Fixed Income SHares – Series R Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Software–0.3%
$600	Oracle Corp., 5.75%, 4/15/18	A2/A	$526,303

	Utilities–0.1%
200	Public Service Electric & Gas Co., 5.30%, 5/1/18	A3/A−	165,251

	Total Corporate Bonds & Notes (cost–$29,108,946)		24,319,089

SOVEREIGN DEBT OBLIGATIONS–7.5%
	Japan–7.5%
	Japanese Government CPI Linked Bond (j),
¥420,660	0.80%, 12/10/15	Aa3/AA	3,640,255
¥61,740	1.20%, 6/10/17	Aa3/AA	533,305
¥998,574	1.20%, 12/10/17 (e)	Aa3/NR	8,577,045

	Total Sovereign Debt Obligations (cost–$12,631,340)		12,750,605

MORTGAGE-BACKED SECURITIES–4.0%
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
$339	4.125%, 3/25/35	Aaa/AAA	317,978
72	4.13%, 8/25/35	Aaa/AAA	67,935
128	4.55%, 8/25/35	Aaa/AAA	121,982
	Citigroup Mortgage Loan Trust, Inc., CMO,
139	4.248%, 8/25/35, FRN	Aaa/AAA	132,228
82	4.748%, 8/25/35, FRN	Aaa/AAA	77,136
2,428	6.013%, 9/25/37, VRN	NR/AAA	1,669,404
3,079	Countrywide Alternative Loan Trust, 4.473%, 12/20/46, CMO, FRN	Aaa/AAA	1,545,425
51	Countrywide Home Loan Mortgage Pass-Through Trust, 3.599%, 6/25/35, CMO, FRN (a)(d)	Aaa/AAA	42,862
264	GSR Mortgage Loan Trust, 4.539%, 9/25/35, CMO, FRN	NR/AAA	210,009
3,100	LB-UBS Commercial Mortgage Trust, 5.424%, 2/15/40, CMO	NR/AAA	2,304,443
22	Lehman XS Trust, 3.339%, 7/25/46, CMO, FRN	Aaa/AAA	21,300
602	Residential Accredit Loans, Inc., 3.439%, 6/25/46, CMO, FRN	Aaa/AAA	349,163

	Total Mortgage-Backed Securities (cost–$7,960,299)		6,859,865

MUNICIPAL BONDS–1.0%
	California–0.3%
600	State, GO, 5.00%, 11/1/37	A1/A+	522,624

	New York–0.1%
100	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 4.75%, 6/15/38, Ser. D	Aa2/AAA	82,162

	Washington–0.6%
1,000	Pierce Cnty. School Dist. No. 10, GO, 5.00%, 12/1/23, Ser. A (FSA)	Aaa/AAA	994,730

10.31.08   Fixed Income SHares – Series R Annual Report 61

Fixed Income SHares – Series R Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	West Virginia–0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BBB	$65,101

	Total Municipal Bonds (cost–$1,768,600)		1,664,617

ASSET-BACKED SECURITIES–0.4%
	Massachusetts–0.4%
528	Bear Stearns Asset Backed Securities Trust, 4.259%, 10/25/37, FRN	A1/AAA	430,609
388	Massachusetts Educational Financing Auth., 4.485%, 4/25/38, FRN	Aaa/AAA	316,088

	Total Asset-Backed Securities (cost–$916,081)		746,697

Shares
CONVERTIBLE PREFERRED STOCK–0.1%
	Banking–0.1%
200	Wachovia Corp., 7.50%, 12/31/49 (cost–$200,000)	A3/A−	141,500

Principal
Amount
(000)
SHORT-TERM INVESTMENTS–11.5%
	U.S. Treasury Bills (k)–9.7%
$16,450	0.23%-1.695%,11/28/08-12/26/08 (cost–$16,433,969)		16,433,969

	Corporate Notes–1.1%
	Banking–0.4%
600	Bank of America NA, 2.81%, 2/27/09, FRN	Aaa/AA	599,533
100	Rabobank Nederland NV, 4.773%, 1/15/09, FRN (a)(d)	Aaa/AAA	100,257

			699,790

	Financial Services–0.4%
100	General Electric Capital Corp., 2.859%, 12/12/08, FRN	Aaa/AAA	99,762
600	Rockies Express Pipeline LLC, 5.10%, 8/20/09, FRN (a)(d)	Baa2/BBB	600,428

			700,190

	Paper/Paper Products–0.3%
500	Weyerhaeuser Co., 4.198%, 9/24/09, FRN	Baa2/BBB	477,850

	Total Corporate Notes (cost–$1,899,265)		1,877,830

	Repurchase Agreement–0.7%
1,138	State Street Bank & Trust Co., dated 10/31/08, 0.03%, due 11/3/08, proceeds $1,138,003; collateralized by Federal Home Loan Bank, 2.90%, due 3/24/09, valued at $1,162,843 including accrued interest (cost–$1,138,000)		1,138,000

	Total Short-Term Investments (cost–$19,471,234)		19,449,799

62 Fixed Income SHares – Series R Annual Report   10.31.08

Fixed Income SHares – Series R Schedule of Investments
October 31, 2008 (continued)

Contracts/
National
Amount		Value

OPTIONS PURCHASED (l)–2.2%
	Call Options–2.2%
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
245,400,000	strike rate 3.50%, expires 2/2/09	$3,794,498
	Euro-Bund (EUREX),
29	strike price $130, expires 12/9/08	368
	Fannie Mae (OTC),
8,000,000	strike price $106.50, expires 11/6/08	—
	U.S. Treasury Bonds 30 yr. Futures (CBOT),
146	strike price $140, expires 11/21/08	2,266
	U.S. Treasury Notes 5 yr. Futures (CBOT),
62	strike price $125, expires 11/21/08	484

		3,797,616

	Put Options–0.0%
	Fannie Mae (OTC),
9,000,000	strike price $74, expires 11/6/08	—
19,300,000	strike price $75, expires 12/4/08	—
5,000,000	strike price $81.25, expires 1/6/09	160
	Ginnie Mae (OTC),
6,700,000	strike price $52, expires 1/14/09	—
	U. S. Treasury Inflation Index Bonds (OTC),
12,000,000	strike price $57.50, expires 11/20/08	150
23,000,000	strike price $60, expires 11/10/08	—
25,000,000	strike price $65, expires 11/17/08	—
22,900,000	strike price $65, expires 11/20/08	—
15,000,000	strike price $70, expires 11/20/08	—
	U.S. Treasury Bonds 30 yr. Futures (CBOT),
33	strike price $96, expires 11/21/08	523
	U.S. Treasury Notes 5 yr. Futures (CBOT),
142	strike price $101.50, expires 11/21/08	1,109
	U.S. Treasury Notes 10 yr. Futures (CBOT),
330	strike price $99, expires 11/21/08	5,005

		6,947

	Total Options Purchased (cost–$2,718,859)	3,804,563

	Total Investments before options written (cost–$401,915,247)–228.0%	387,717,578

10.31.08   Fixed Income SHares – Series R Annual Report 63

Fixed Income SHares – Series R Schedule of Investments
October 31, 2008 (continued)

Contracts/
Notional
Amount			Value

OPTIONS WRITTEN (l)–(1.8)%
	Call Options–(1.7)%
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
106,700,000	strike rate 4.30%, expires 2/2/09		$(2,800,993)
	7-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
1,000,000	strike rate 5.37%, expires 9/20/10		(54,334)
	U.S. Treasury Bonds 30 yr. Futures (CBOT),
11	strike price $121, expires 11/21/08		(1,861)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
73	strike price $118, expires 11/21/08		(8,382)
3	strike price $119, expires 11/21/08		(244)

			(2,865,814)

	Put Options–(0.1)%
	7-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
1,000,000	strike rate 5.37%, expires 9/20/10		(30,248)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
78	strike price $113, expires 11/21/08		(89,181)

			(119,429)

	Total Options Written (premiums received–$2,975,508)		(2,985,243)

	Total Investments net of options written (cost–$398,939,739)	226.2%	384,732,335
	Other liabilities in excess of other assets	(126.2)	(214,640,767)

	Net Assets	100.0%	$170,091,568

64 Fixed Income SHares – Series R Annual Report   10.31.08

Fixed Income SHares – Notes to Schedule of Investments
October 31, 2008

*	Unaudited.
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $437,512,194, representing 21.80% of net assets for Series C; securities with an aggregate value of $142,487, representing 6.25% of net assets for Series H; securities with an aggregate value of $103,468,378, representing 6.05% of net assets for Series M; securities with an aggregate value of $4,091,175, representing 2.41% of net assets for Series R.
(b)	Illiquid security.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2008.

(d)	144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery security. To be settled/delivered after October 31, 2008.

(f)	Security in default.

(g)	Fair-valued. Securities with an aggregate value of $2,879,988 representing 0.14% of net assets for Series C and securities with an aggregate value of $966,966 representing 0.06% of net assets for Series M.
(h)	Principal amount less than $500.

(i)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(j)	Inflationary Bonds–Principal amount of security is adjusted for inflation.

(k)	All or partial amount segregated as collateral for futures contracts, options written, when-issued and/or delayed-delivery securities and/or swaps.

(l)	Non-income producing.

(m)	All or partial amount segregated as collateral for reverse repurchase agreements.

(n)	Subject to Alternative Minimum Tax.

Glossary:
£ – British Pound
€/Eur – Euro
¥ – Japanese Yen
ABS – Asset Backed Securities
BRL – Brazilian Real
CAD – Canadian Dollar
CBOT – Chicago Board of Trade
CMO – Collateralized Mortgage Obligation
CPI – Consumer Price Index
EUREX – Eurex Euro Exchange
FGIC – insured by Financial Guaranty Insurance Co.
FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2008.
FSA – insured by Financial Security Assurance, Inc.
GO – General Obligation Bond
GTD – Guaranteed
IO – Interest Only
LIBOR – London Inter-Bank Offered Rate
MBIA – insured by Municipal Bond Investors Assurance
MBS – Mortgage-Backed Securities

See accompanying Notes to Financial Statements   10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 65

Fixed Income SHares – Notes to Schedule of Investments
October 31, 2008

NR – Not Rated
OAT – Obligations Assimilables du Trésor
OTC – Over-the-Counter
PSF – Public School Fund
Q-SBLF – Qualified School Bond Loan Fund
TBA – To Be Announced
VRN – Variable Rate Note.  Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2008.

66 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series C, H, M, R Statements of Assets and Liabilities
October 31, 2008

	Series C	Series H	Series M	Series R
Assets:
Investments, at value (cost-$3,235,171,182, $3,074,912, $9,884,436,647 and $401,915,247, respectively)	$2,799,457,257	$2,254,726	$9,406,310,130	$387,717,578

Cash (including foreign currency for Series C, Series M and Series R with a value and cost of $3,910,129 and $3,910,461, $749,831 and $843,524 and $1,036,564 and $1,086,881, respectively)	11,532,398	118	1,945,293	1,282,910

Receivable for investments sold	635,002,717	—	7,712,144,416	39,208,843

Unrealized appreciation of swaps	289,144,070	—	21,958,024	3,794,299

Deposits with brokers for futures contracts collateral	58,225,700	—	11,208,000	2,661,300

Unrealized appreciation of forward foreign currency contracts	56,323,818	—	2,038,407	936,189

Premiums for swaps purchased	49,075,645	2,411	17,375,930	928,762

Interest and dividend receivable	28,792,631	54,708	44,593,085	2,337,451

Receivable for terminated swaps	8,760,649	—	5,698,219	310,023

Receivable for shares of beneficial interest sold	5,352,990	—	6,014,128	398,779

Tax reclaims receivable	4,602	—	—	—

Receivable for variation margin on futures contracts	656,236	—	429,250	71,981

Total Assets	3,942,328,713	2,311,963	17,229,714,882	439,648,115

Liabilities:
Payable for investments purchased	1,331,146,675	—	9,312,475,172	250,000,854

Premium for swaps sold	141,099,098	—	23,766,709	3,054,867

Unrealized depreciation of swaps	131,106,102	15,885	83,952,993	6,145,274

Securities sold short, at value (proceeds of $104,066,196, $0,$1,214,657,055 and $3,282,315, respectively)	102,776,504	—	1,191,220,843	3,247,767

Unrealized depreciation of forward foreign currency contracts	90,233,593	—	204,330	2,460,164

Payable to broker for swaps collateral	78,460,000	—	—	—

Options written, at value (premiums received - $14,010,103, $0, $3,878,566, and $2,975,508)	21,964,426	—	4,002,358	2,985,243

Payable for variation margin on futures contracts	12,513,237	—	42,000	418,138

Payable for terminated swaps	11,324,667		3,531,070	341,822

Dividends payable	11,081,856	14,639	21,255,844	547,603

Payable for shares of beneficial interest redeemed	2,254,965	—	1,259,583	331,595

Payable to broker for forward foreign currency contracts collateral	1,250,000	—	—	—

Interest payable on short positions	623,179	—	—	23,220

Payable for reverse repurchase agreements	—	—	4,872,252,000	—

Interest payable for reverse repurchase agreements	—	—	5,491,951	—

Total Liabilities	1,935,834,302	30,524	15,519,454,853	269,556,547

Net Assets	$2,006,494,411	$2,281,439	$1,710,260,029	$170,091,568

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$174,485	$325	$204,640	$18,352

Paid-in-capital in excess of par	2,029,626,563	3,213,484	2,281,200,370	194,365,061

Undistributed (dividends in excess of) net investment income	80,609,985	—	(3,387,655)	518,474

Accumulated net realized gain (loss)	163,597,905	(96,299)	(56,270,879)	(8,943,740)

Net unrealized depreciation of investments, futures contracts, options written, swaps, foreign currency transactions and contingent loss on contractual counterparty agreements	(267,514,527)	(836,071)	(511,486,447)	(15,866,579)

Net Assets	$2,006,494,411	$2,281,439	$1,710,260,029	$170,091,568

Shares Outstanding	174,485,089	324,604	204,639,722	18,352,006

Net Asset Value, Offering Price and Redemption Price Per Share	$11.50	$7.03	$8.36	$9.27

See accompanying Notes to Financial Statements   10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 67

Fixed Income SHares – Series C, H, M, R Statements of Operations
Year ended October 31, 2008

	Series C	Series H	Series M	Series R
Investment Income:
Interest	$126,376,421	$161,687	$374,598,873	$8,541,632

Facility and other fee income	492,123	—	114,225	500

Dividends	86,299	—	1,757,931	6,167

Total Investment Income	126,954,843	161,687	376,471,029	8,548,299

Expenses:
Interest expense	—	—	147,684,733	—

Net Investment Income	126,954,843	161,687	228,786,296	8,548,299

Realized and Change In Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(80,325,890)	(32,991)	111,469,122	(8,343,687)

Futures contracts	241,575,363	(27,528)	(79,330,964)	4,404,833

Options written	(4,917,977)	—	(22,279,202)	987,844

Swaps	72,487,615	—	(7,434,098)	1,995,634

Foreign currency transactions	66,891,559	—	1,239,893	(69,231)

Net change in unrealized appreciation/depreciation of:
Investments	(427,785,101)	(745,670)	(495,378,872)	(16,731,752)

Futures contracts	(49,290,238)	5,577	13,067,378	1,629,605

Options written	(10,934,865)	—	(1,503,606)	26,457

Swaps	116,503,236	(15,885)	(90,067,144)	(2,325,794)

Unfunded loan commitments	(30,188)	—	—	—

Foreign currency transactions	(12,271,948)	—	2,216,389	(1,953,090)

Net realized and change in unrealized loss on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(88,098,434)	(816,497)	(568,001,104)	(20,379,181)

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$38,856,409	$(654,810)	$(339,214,808)	$(11,830,882)

68 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08   See accompanying Notes to Financial Statements

Fixed Income SHares – Series C Statement of Changes in Net Assets

	Year ended October 31,
	2008	2007
Investment Operations:
Net investment income	$126,954,843	$91,879,866

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	295,710,670	(33,154,827)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(383,809,104)	106,475,793

Net increase in net assets resulting from investment operations	38,856,409	165,200,832

Dividends and Distributions to Shareholders from:
Net investment income	(124,912,250)	(80,510,904)

Net realized gains	(25,425,077)	(31,371,385)

Total dividends and distributions to shareholders	(150,337,327)	(111,882,289)

Capital Share Transactions:
Net proceeds from the sale of shares	774,037,053	683,117,118

Cost of shares redeemed	(542,286,326)	(299,786,265)

Net increase in net assets from capital share transactions	231,750,727	383,330,853

Total increase in net assets	120,269,809	436,649,396

Net Assets:
Beginning of year	1,886,224,602	1,449,575,206

End of year (including undistributed (dividends in excess of) net investment income of $80,609,985 and $(13,537,322), respectively)	$2,006,494,411	$1,886,224,602

Shares Issued and Redeemed:
Issued	60,725,348	59,522,262

Redeemed	(42,746,694)	(26,079,666)

Net Increase	17,978,654	33,442,596

See accompanying Notes to Financial Statements   10.31.08   Fixed Income SHares – Series C Annual Report 69

Fixed Income SHares – Series H Statement of Changes in Net Assets

		For the period
		April 2, 2007*
	Year ended	through
	October 31, 2008	October 31, 2007
Investment Operations:
Net investment income	$161,687	$85,729

Net realized loss on investments, futures contracts and swaps	(60,519)	(35,780)

Net change in unrealized appreciation/depreciation of investments, futures contracts and swaps	(755,978)	(80,093)

Net decrease in net assets resulting from investment operations	(654,810)	(30,144)

Dividends to Shareholders from Net investment income	(161,687)	(85,729)

Capital Share Transactions:
Net proceeds from the sale of shares	213,809	3,000,000

Total increase (decrease) in net assets	(602,688)	2,884,127

Net Assets:
Beginning of period	2,884,127	—

End of period	$2,281,439	$2,884,127

Shares Issued and Redeemed:
Issued	24,604	300,000

Redeemed	—	—

Net Increase	24,604	300,000

*	Commencement of operations.

70 Fixed Income SHares – Series H Annual Report   10.31.08   See accompanying Notes to Financial Statements

Fixed Income SHares – Series M Statement of Changes in Net Assets

	Year ended October 31,
	2008	2007
Investment Operations:
Net investment income	$228,786,296	$97,103,124

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	3,664,751	(49,780,821)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(571,665,855)	40,920,619

Net increase (decrease) in net assets resulting from investment operations	(339,214,808)	88,242,922

Dividends to Shareholders from Net investment income	(237,966,458)	(95,090,473)

Capital Share Transactions:
Net proceeds from the sale of shares	882,741,960	666,159,963

Cost of shares redeemed	(414,324,622)	(294,433,112)

Net increase in net assets from capital share transactions	468,417,338	371,726,851

Total increase (decrease) in net assets	(108,763,928)	364,879,300

Net Assets:
Beginning of year	1,819,023,957	1,454,144,657

End of year (including undistributed (dividends in excess of) net investment income of $(3,387,655) and $3,206,757, respectively)	$1,710,260,029	$1,819,023,957

Shares Issued and Redeemed:
Issued	83,725,095	59,108,083

Redeemed	(39,870,663)	(26,152,998)

Net Increase	43,854,432	32,955,085

See accompanying Notes to Financial Statements   10.31.08   Fixed Income SHares – Series M Annual Report 71

Fixed Income SHares – Series R Statement of Changes in Net Assets

	Year ended October 31,
	2008	2007
Investment Operations:
Net investment income	$8,548,299	$5,563,708

Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(1,024,607)	(4,537,097)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(19,354,574)	8,264,963

Net increase (decrease) in net assets resulting from investment operations	(11,830,882)	9,291,574

Dividends to Shareholders from Net investment income	(8,952,787)	(5,622,968)

Capital Share Transactions:
Net proceeds from the sale of shares	117,340,551	57,993,142

Cost of shares redeemed	(49,483,475)	(93,436,266)

Net increase (decrease) in net assets from capital share transactions	67,857,076	(35,443,124)

Total increase (decrease) in net assets	47,073,407	(31,774,518)

Net Assets:
Beginning of year	123,018,161	154,792,679

End of year (including undistributed net investment income of $518,474 and $200,137, respectively)	$170,091,568	$123,018,161

Shares Issued and Redeemed:
Issued	10,975,042	5,876,195

Redeemed	(4,675,758)	(9,465,341)

Net Increase (Decrease)	6,299,284	(3,589,146)

72 Fixed Income SHares – Series R Annual Report   10.31.08   See accompanying Notes to Financial Statements

Fixed Income SHares – Series M Statement of Cash Flows
Year ended October 31, 2008

Cash Flows used for Operating Activities:
Purchases of long-term investments	$(88,310,562,912)

Proceeds from sales of long-term investments	84,274,521,422

Increase in proceeds for short sale	1,176,656,742

Increase in deposits with brokers for futures collateral	(11,208,000)

Interest, dividends and facility and other fee income received	351,243,236

Net cash received for swap transactions	(9,818,578)

Operating expenses paid	(148,666,704)

Net cash used for written options	(31,254,460)

Net cash used for futures transactions	(54,511,519)

Net realized gain on foreign currency transactions	1,146,096

Net decrease in short-term investments	(21,469,584)

Net cash used for operating activities*	(2,783,924,261)

Cash Flows provided by Financing Activities:
Increase in reverse repurchase agreements	2,546,074,000

Cash dividends paid	(237,966,458)

Increase in dividends payable	10,157,886

Proceeds from shares of beneficial interest sold	467,324,038

Net cash provided by financing activities	2,785,589,466

Net increase in cash	1,665,205

Cash at beginning of year	280,088

Cash at end of year	1,945,293

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Net decrease in net assets resulting from investment operations	(339,214,808)

Increase in payable for investments purchased	6,746,322,266

Increase in receivable for investments sold	(7,127,076,788)

Increase in deposits with brokers for futures collateral	(11,208,000)

Increase in interest receivable	(23,212,354)

Decrease in premium for swaps purchased	35,640,316

Increase in receivable for terminated swaps	(5,698,219)

Decrease in premium for swaps sold and terminated	(32,326,577)

Decrease in net receivable for variation margin on futures contracts	11,752,067

Decrease in interest payable for reverse repurchase agreements	(981,971)

Decrease in net unrealized depreciation of swaps	90,067,144

Increase in net unrealized appreciation of forward foreign currency contracts	(2,709,062)

Increase in net unrealized depreciation on options written	1,503,606

Decrease in premium of options written	(8,975,257)

Net increase in short sales	1,152,941,935

Net increase in investments	(3,270,748,559)

Net cash used for by operating activities	$(2,783,924,261)

*	Included in operating expenses is cash paid by for interest on reverse repurchase agreements of $148,666,704.

See accompanying Notes to Financial Statements   10.31.08   Fixed Income SHares – Series M Annual Report 73

Fixed Income SHares – Series C Financial Highlights
For a share outstanding throughout each year:

Series C:	Year ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.05	$11.78	$11.64	$12.06	$11.62

Investment Operations:
Net investment income	0.76	0.63	0.55	0.48	0.49

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps unfunded loan commitments and foreign currency transactions	(0.37)	0.44	0.31	0.04	0.64

Total from investment operations	0.39	1.07	0.86	0.52	1.13

Dividends and Distributions to Shareholders from:
Net investment income	(0.74)	(0.56)	(0.72)	(0.54)	(0.51)

Net realized gains	(0.20)	(0.24)	—	(0.40)	(0.18)

Total dividends and distributions to shareholders	(0.94)	(0.80)	(0.72)	(0.94)	(0.69)

Net asset value, end of year	$11.50	$12.05	$11.78	$11.64	$12.06

Total Investment Return (1)	2.56%	9.67%	7.69%	4.42%	10.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,006,494	$1,886,225	$1,449,575	$949,173	$575,175

Ratio of operating expenses to average net assets (2)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (2)	6.01%	5.60%	4.89%	4.08%	4.16%

Portfolio turnover	873%	750%	560%	510%	180%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

74 Fixed Income SHares – Series C Annual Report   10.31.08   See accompanying Notes to Financial Statements

Fixed Income Shares – Series H Financial Highlights
For a share outstanding throughout each period:

		For the
		period
		April 2,
	Year	2007*
	ended	through
	October 31,	October 31,
Series H:	2008	2007
Net asset value, beginning of period	$9.61	$10.00

Investment Operations:
Net investment income	0.52	0.29

Net realized and unrealized gain (loss) on investments, futures contracts and swaps	(2.58)	(0.40)

Total from investment operations	(2.06)	(0.11)

Dividends to Shareholders from Net investment income:	(0.52)	(0.28)

Net asset value, end of period	$7.03	$9.61

Total Investment Return (1)	(22.21)%	(1.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,281	$2,884

Ratio of operating expenses to average net assets (2)	0.00%	0.00%#

Ratio of net investment income to average net assets (2)	6.05%	5.04%#

Portfolio turnover	15%	87%

*	Commencement of operations.

#	Annualized.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series H, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements   10.31.08   Fixed Income SHares – Series H Annual Report 75

Fixed Income SHares – Series M Financial Highlights
For a share outstanding throughout each year:

Series M:	Year ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.31	$11.38	$11.12	$11.87	$11.48

Investment Operations:
Net investment income	1.35	0.66	0.57	0.44	0.37

Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(2.90)	(0.08)	0.27	(0.29)	0.65

Total from investment operations	(1.55)	0.58	0.84	0.15	1.02

Dividends and Distributions to Shareholders from:
Net investment income	(1.40)	(0.65)	(0.58)	(0.46)	(0.43)

Net realized gains	—	—	—	(0.44)	(0.20)

Total dividends and distributions to shareholders	(1.40)	(0.65)	(0.58)	(0.90)	(0.63)

Net asset value, end of year	$8.36	$11.31	$11.38	$11.12	$11.87

Total Investment Return (1)	(16.53)%	5.26%	7.80%	1.32%	9.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,710,260	$1,819,024	$1,454,145	$942,197	$569,692

Ratio of operating expenses to average net assets (2)(3)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	11.82%	5.91%	5.11%	3.85%	3.21%

Portfolio turnover	923%	837%	928%	706%	894%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2008, 2007, 2006, 2005 and 2004 would be 7.63%, 1.26%, 0.07%, 0.05% and 0.01%, respectively.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

76 Fixed Income SHares – Series M Annual Report   10.31.08   See accompanying Notes to Financial Statements

Fixed Income SHares – Series R Financial Highlights
For a share outstanding throughout each period:

					For the
					period
					April 15,
					2004*
					through
Series R:	Year ended October 31,				October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.21	$9.90	$10.20	$10.37	$10.00

Investment Operations:
Net investment income	0.57	0.43	0.54	0.50	0.26

Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(0.91)	0.34	(0.29)	(0.16)	0.37

Total from investment operations	(0.34)	0.77	0.25	0.34	0.63

Dividends and Distributions to Shareholders from:
Net investment income	(0.60)	(0.46)	(0.55)	(0.50)	(0.26)

Net realized gains	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(0.60)	(0.46)	(0.55)	(0.51)	(0.26)

Net asset value, end of period	$9.27	$10.21	$9.90	$10.20	$10.37

Total Investment Return (1)	(3.87)%	8.05%	2.49%	3.30%	6.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$170,092	$123,018	$154,793	$135,449	$3,114

Ratio of operating expenses to average net assets (2)	0.00%	0.00%	0.00%	0.00%	0.00%#

Ratio of net investment income to average net assets (2)	5.39%	4.36%	5.33%	5.28%	4.72%#

Portfolio turnover	1003%	825%	593%	175%	23%

*	Commencement of operations.

#	Annualized.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements   10.31.08   Fixed Income SHares – Series R Annual Report 77

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies
Fixed Income SHares (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Series C, Series H, Series M and Series R (the “Portfolios”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Portfolios are authorized to issue an unlimited amount of shares of beneficial interest at $0.001 par value.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been asserted. However, the Portfolios expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Portfolios’ financial statements at October 31, 2008. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Portfolios are in the process of reviewing SFAS 157 against its current valuation policies to determine the effect the adoption of this standard will have on the Portfolios.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Portfolio management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolios’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Management is currently evaluating the impact of this new requirement.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established

78 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Portfolios’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Portfolios are amortized as income over the expected term of the senior loan. Commitment fees received by the Portfolios relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes
The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions
The Portfolios declare dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(e) Foreign Currency Translation
The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 79

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Series C, Series M and Series R may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(g) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(h) Option Transactions
The Portfolios may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of their investment strategies. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Portfolios is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Portfolios is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from the current market value.

(i) Interest Rate/Credit Default Swaps
The Portfolios enter into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage their interest rate and credit risk or to add leverage.

80 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

As a seller in the credit default swap contract, the Portfolios would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Portfolios would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolios would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Portfolios would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Portfolios would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Portfolios would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Portfolios are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Portfolios’ Statements of Operations. For a credit default swap sold by the Portfolios, payment of the agreed upon amount made by the Portfolios in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Portfolios, the agreed upon amount received by the Portfolios in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Portfolios.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(j) Senior Loans
The Portfolios purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(k) Repurchase Agreements
The Portfolios may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(l) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolios can recover

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 81

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Portfolios cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(m) When-Issued/Delayed-Delivery Transactions
The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Portfolios do not participate in future gains and losses with respect to the security.

(n) Inflation-Indexed Bond
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(o) Stripped Mortgage Backed Securities (“SMBS”)
SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolios may fail to recoup some or all of their initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

(p) Restricted Securities
The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(q) Short Sales
Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

2. Investment Manager/Sub-Adviser/Administrator/Distributor

(a) Investment Manager/Sub-Adviser
Allianz Global Investors Fund Management LLC (“Investment Manager”) serves in its capacity pursuant to an Investment Management Agreement with the Trust. Pursuant to a Portfolio Management Agreement, the Investment Manager employs Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), an affiliate of the Investment

82 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

(a) Investment Manager/Sub-Adviser (continued)

Manager, to serve as sub-adviser and provide investment advisory services to the Portfolios. The Investment Manager receives no investment management or other fees from the Portfolios and at its own expense pays the fees of the Sub-Adviser. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Adviser directly for their services under the Investment Management Agreement or Portfolio Management Agreement, respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator
The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor
Allianz Global Investors Distributors LLC (“the Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Trust’s shares. Pursuant to a distribution agreement with the Trust, the Investment Manager, on behalf of the Portfolios, pays the Distributor.

At October 31, 2008, 92% of Series H’s outstanding shares were owned by Allianz Global Investors of America LP.
Investment activity by this shareholder could have a material impact on the Portfolio.

3. Investments in Securities
Purchases and sales of investments, other than short-term securities, for the year ended October 31, 2008, were:

	U.S. Government Agency		All Other
	Purchases	Sales	Purchases	Sales

Series C:	$18,893,819,339	$18,958,020,973	$4,026,460,277	$3,428,785,526
Series H:	—	—	534,439	370,462
Series M:	94,046,412,930	90,570,881,943	997,663,903	167,339,229
Series R:	3,126,111,193	3,207,788,596	44,097,103	7,080,805

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 83

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

(a) Futures contracts outstanding at October 31, 2008:

Series C:

			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000)	Date	(Depreciation)

Long:	Canadian 10 yr. Bond Futures	54	$5,205	12/19/08	$(79,632)

	Euro Bobl 5 Yr. Futures	109	15,511	12/31/08	596,142

	Financial Future Euro–90 day	5,893	1,440,176	12/15/08	11,684,569

	Financial Future Euro–90 day	5,088	1,243,762	3/16/09	3,228,197

	Financial Future Euro–90 day	4,691	1,144,369	6/15/09	5,010,300

	Financial Future Euro–90 day	8,735	2,126,645	9/14/09	13,026,561

	Financial Future Euro–90 day	5,209	1,265,266	12/14/09	(3,283,540)

	Financial Future Euro–90 day	175	42,050	12/13/10	192,476

	Financial Future Euro–90 day	24	5,726	9/19/11	(29,100)

	U.S. Treasury Notes 10 yr. Futures	5,247	593,321	12/19/08	(6,260,824)

	U.S. Treasury Bonds 30 yr. Futures	3,477	393,336	12/19/08	(16,351,761)

Short:	Euro Bund 10 yr. Futures	(35)	(5,145)	12/9/08	(61,789)

	United Kingdom–90 day	(403)	(72,466)	12/30/08	(846,717)

					$6,824,882

Series M:

			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000)	Date	(Depreciation)

Long:	Financial Future Euro–90 day	2,612	$638,340	12/15/08	$4,342,450

	U.S. Treasury Notes 10 yr. Futures	84	9,499	12/19/08	(162,750)

Short:	Financial Future Euro–90 day	(32)	(7,822)	3/16/09	(47,600)

					$4,132,100

84 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

Series R:

			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000)	Date	(Depreciation)

Long:	Euribor Future	20	$6,141	3/17/09	$39,258

	Euribor Future	28	8,618	6/16/09	73,410

	Euribor Future	30	9,236	9/15/09	82,782

	Euribor Future	30	9,214	12/15/09	66,156

	Financial Future Euro–90 day	224	54,743	12/15/08	440,779

	Financial Future Euro–90 day	83	20,289	3/16/09	539,560

	Financial Future Euro–90 day	206	50,254	6/15/09	453,164

	Financial Future Euro–90 day	246	59,892	9/14/09	691,141

	Financial Future Euro–90 day	255	61,940	12/14/09	459,887

	Financial Future Euro–90 day	200	48,530	3/15/10	487,608

	United Kingdom–90 day	4	781	3/19/09	18,776

	United Kingdom–90 day	7	1,369	6/18/09	37,036

	United Kingdom–90 day	38	7,353	12/18/08	68,773

	U.S. Treasury Notes 10 yr. Futures	283	32,001	12/19/08	(809,645)

	U.S. Treasury Bonds 30 yr. Futures	33	3,733	12/19/08	(208,570)

Short:	Euribor Future	(29)	(4,263)	12/9/08	(73,906)

	TSE 10 yr. Futures	(6)	(8,418)	12/12/08	(49,339)

					$2,316,870

Series C, Series M and Series R received $58,225,700, $11,208,000 and $2,661,300 in cash, respectively, as collateral for futures contracts.

(b) Transactions in options written for the year ended October 31, 2008:

Series C:	Contracts/Notional	Premiums

Options outstanding, October 31, 2007	2,200,719,470	$21,720,337
Options written	1,319,010,872	22,401,575
Options terminated in closing transactions	(2,351,024,214)	(26,416,133)
Options expired	(3,632)	(3,695,676)

Options outstanding, October 31, 2008	1,168,702,496	$14,010,103

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 85

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

Series M:	Contracts/Notional	Premiums

Options outstanding, October 31, 2007	645,005,884	$12,853,823
Options written	537,808,453	15,941,231
Options terminated in closing transactions	(1,125,808,331)	(24,916,488)

Options outstanding, October 31, 2008	57,006,006	$3,878,566

Series R:

Options outstanding, October 31, 2007	4,000,126	$179,459
Options written	107,351,200	3,950,672
Options terminated in closing transactions	(2,651,135)	(1,148,025)
Options expired	(26)	(6,598)

Options outstanding, October 31, 2008	108,700,165	$2,975,508

(c) Credit default swaps contracts outstanding at October 31, 2008:

Series C:

	Notional Amount		Payments	Unrealized
Swap Counterparty/	Payable on Default	Termination	Received (Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Portfolio	(Depreciation)

Bank of America:
Constellation Energy Group	$5,000	6/20/12	(1.36)%	$211,644
Dow Jones CDX HY-8 Index	64,778	6/20/12	(2.75)%	7,967,792
DTE Energy	5,000	6/20/16	(0.97)%	454,262
Ryder System	4,000	9/20/15	(1.73)%	230,622
Barclays Bank:
Autozone	6,600	6/20/13	(0.875)%	105,278
Deutsche Bank AG	13,800	9/20/13	(0.79)%	349,533
MeadWestvaco	1,000	6/20/12	(1.70)%	14,023
BNP Paribas:
Deutsche Bank AG	7,100	9/20/13	(0.79)%	179,832
Citigroup:
Dominion Resources	4,000	12/20/17	(0.69)%	108,182
Goldman Sachs	5,000	6/20/18	(1.13)%	590,189
Merrill Lynch	5,000	3/20/15	(2.45)%	(112,634)
Credit Suisse First Boston:
Deutsche Bank AG	25,000	9/20/13	(0.79)%	633,212
Deutsche Telekom International Finance BV	5,000	9/20/18	(1.08)%	254,790
Deutsche Bank:
Berkshire Hathaway	11,900	9/20/13	1.10%	(706,635)
Dow Jones CDX IG-10 5 Year Index	24,205	6/20/13	(1.55)%	658,389
Sara Lee	7,000	6/20/13	(0.68)%	18,066

86 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

	Notional Amount		Payments	Unrealized
Swap Counterparty/	Payable on Default	Termination	Received (Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Portfolio	(Depreciation)

Goldman Sachs:
Autozone	$2,400	6/20/12	(0.34)%	$63,484
Autozone	6,000	6/20/13	(0.86)%	99,560
California State	3,300	12/20/18	1.63%	34,854
California State	25,000	12/20/18	1.65%	295,020
Dow Jones CDX HY-9 Index	3,433	12/20/12	2.053%	(110,775)
Chesapeake Energy	1,500	3/20/14	1.32%	(314,647)
Citigroup	3,900	12/20/12	0.77%	(159,588)
Citigroup	7,000	12/20/12	0.80%	(278,415)
Commerbank AG	€33,300	9/20/12	(0.55)%	7,829
Commerbank AG	€33,300	9/20/12	(0.52)%	54,753
ConAgra Foods	$1,500	6/20/12	(0.299)%	13,483
Darden Restaurants	4,000	6/20/13	(1.63)%	197,118
Dexia Credit	€16,500	9/20/12	(0.42)%	1,366,485
Dow Jones CDX IG-10 5 Year Index	$44,213	6/20/13	(1.55)%	1,245,623
GMAC	5,000	9/20/12	4.80%	(2,071,164)
GMAC	16,800	9/20/12	5.40%	(6,744,635)
International Paper	3,000	6/20/10	0.78%	(115,337)
Kohl’s	2,400	6/20/12	(0.22)%	112,851
Macy’s	300	6/20/12	(0.53)%	45,033
Morgan Stanley	5,600	9/20/12	0.90%	(629,672)
Nordstrom	2,200	6/20/11	(0.18)%	134,880
SLM	4,100	3/20/13	2.95%	(981,075)
Southwest Airlines	2,000	6/20/11	(0.29)%	45,866
VF	2,400	6/20/12	(0.22)%	53,231
VF	6,800	12/20/12	(0.45)%	128,788
Weyerhaeuser	2,300	3/20/17	(1.018)%	273,648
Whirlpool	700	6/20/12	(0.63)%	48,573
JPMorgan Chase:
Deutsche Bank AG	18,900	9/20/13	(0.77)%	495,510
Lexmark International	5,000	6/20/13	(1.19)%	418,091
Merrill Lynch & Co.:
American International Group	4,000	12/20/12	0.90%	(1,991,458)
Apache	4,500	6/20/10	0.39%	(29,677)
Canadian Natural Resources	1,800	3/20/10	0.32%	(43,968)
Clorox	8,000	12/20/12	(0.424)%	142,589
General Electric	1,800	6/20/10	0.30%	(165,615)
GMAC	7,000	9/20/12	5.43%	(2,805,796)
JPMorgan Chase	3,000	9/20/12	0.39%	(65,903)
Lennar	4,700	3/20/12	(0.58)%	987,496
Lennar	4,700	3/20/12	8.05%	(101,386)
Norfolk Southern	11,000	12/20/12	(0.27)%	171,018

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 87

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

	Notional Amount		Payments	Unrealized
Swap Counterparty/	Payable on Default	Termination	Received (Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Portfolio	(Depreciation)

Norfolk Southern	$3,800	12/20/12	(0.24)%	$63,612
SLM	3,000	12/20/12	2.90%	(714,064)
TJX	10,000	12/20/12	(0.424)%	165,311
XTO Energy	1,300	3/20/10	0.38%	(23,113)
Morgan Stanley:
Altria Group	2,500	12/20/10	0.95%	14,429
Bank of America	3,000	9/20/12	0.28%	(87,495)
Black & Decker	8,700	12/20/12	(0.42)%	423,027
Black & Decker	7,800	12/20/12	(0.40)%	385,233
Citigroup	3,000	9/20/12	0.28%	(167,503)
Commercial Mortgage-Backed Index	6,000	12/13/49	0.08%	118,037
ConocoPhillips	4,700	3/20/11	0.23%	(46,075)
Darden Restaurants	2,500	6/20/12	(0.49)%	170,946
Inco	9,000	12/20/11	(0.50)%	716,182
International Paper	2,800	6/20/12	(0.32)%	289,157
Liz Claiborne	3,300	6/20/12	(0.48)%	679,815
Lowes	6,000	12/20/12	(0.54)%	113,877
MeadWestvaco	7,700	6/20/12	(0.54)%	413,572
Newell Rubbermaid	9,400	12/20/12	(0.318)%	439,077
Republic of Indonesia	7,700	3/20/09	0.46%	(131,070)
Republic of Peru	7,700	3/20/09	0.32%	(36,216)
Russian Federation	8,000	3/20/09	0.31%	(232,872)
Sherwin-Williams	9,200	12/20/12	(0.28)%	206,136
Sherwin-Williams	6,900	12/20/12	(0.26)%	160,017
SLM	8,200	12/20/08	3.00%	(150,285)
Time Warner	5,000	9/20/10	0.58%	(85,620)
Ukraine	7,700	3/20/09	0.66%	(680,519)
Vale Overseas	9,000	12/20/11	0.70%	(647,623)
Walt Disney	1,400	6/20/11	(0.18)%	11,428
Weyerhaeuser	4,500	6/20/12	(0.44)%	319,159
Whirlpool	2,300	3/20/17	(0.78)%	307,197
Royal Bank of Scotland:
Autozone	11,100	6/20/13	(0.92)%	155,676
Deutsche Bank AG	107,600	12/20/08	0.55%	(59,150)

				$2,873,500

88 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

Series M:

	Notional Amount		Payments	Unrealized
Swap Counterparty/	Payable on Default	Termination	Received (Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Portfolio	(Depreciation)

Barclays Bank:
General Electric	$10,000	12/20/13	(6.75)%	$(529,156)
Hasbro	4,000	9/20/17	(0.81)%	227,228
Goldman Sachs:
Bear Stearns	15,500	3/20/10	8.25%	1,675,797
Bear Stearns	8,700	3/20/10	8.50%	972,863
Berkshire Hathaway	2,200	9/20/13	0.97%	(145,038)
Berkshire Hathaway	14,600	9/20/13	0.98%	(956,269)
California State	25,000	12/20/18	1.60%	217,578
California State	11,000	12/20/18	1.75%	213,162
MeadWestvaco	2,900	6/20/12	(0.519)%	157,839
SLM	5,600	3/20/13	2.95%	(1,340,005)
SLM	10,000	3/20/13	3.00%	(2,379,221)
Merrill Lynch & Co.:
Dow Jones CDX IG-11 5 Year Index	1,100	12/20/13	(1.5)%	—
Morgan Stanley:
Commercial Mortgage-Backed Index	4,900	12/13/49	0.08%	135,067
Dow Jones CDX IG-9 5 Year Index	28,196	12/20/12	0.72%	144,366
Dow Jones CDX IG-10 5 Year Index	14,591	6/20/13	(1.55)%	435,661
Royal Bank of Scotland:
General Electric	7,300	12/20/13	(6.75)%	(386,284)

				$(1,556,412)

Series R:

	Notional Amount		Payments	Unrealized
Swap Counterparty/	Payable on Default	Termination	Received (Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Portfolio	(Depreciation)

Deutsche Bank:
Dow Jones CDX IG-10 5 Year Index	$11,322	6/20/13	(1.55)%	$330,321
Dow Jones CDX IG-11 5 Year Index	300	12/20/13	1.50%	(4,555)
Goldman Sachs:
Bear Stearns	100	12/20/12	(1.78)%	(2,578)
Dow Jones CDX IG-10 5 Year Index	6,246	6/20/13	(1.55)%	216,959
GMAC	300	6/20/11	3.40%	(115,429)
GMAC	100	9/20/12	3.05%	(45,147)
GMAC	600	9/20/12	5.35%	(241,518)
Newell Rubbermaid	700	12/20/12	(0.319)%	32,670
RPM International	1,000	3/20/18	(1.50)%	8,982
Merrill Lynch & Co.:
Dow Jones CDX HY-8 Index	294	6/20/12	2.75%	(30,466)
Dow Jones CDX HY-9 Index	100	12/20/12	6.69%	(4,420)

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 89

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

	Notional Amount		Payments	Unrealized
Swap Counterparty/	Payable on Default	Termination	Received (Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Portfolio	(Depreciation)

Dow Jones CDX IG-10 5 Year Index	$4,587	6/20/13	(1.55)%	$139,283
Dow Jones CDX IG-11 5 Year Index	500	12/20/13	1.50%	(8,037)
GMAC	100	9/20/12	(4.80)%	41,423
Morgan Stanley:
Dow Jones CDX HY-9 Index	400	12/20/12	6.57%	(19,405)
Dow Jones CDX IG-9 10 Year Index	4,490	12/20/17	(0.80)%	247,892
Dow Jones CDX IG-10 5 Year Index	6,051	6/20/13	(1.55)%	182,834
Ford Motor Credit	100	9/20/12	3.80%	(39,976)
Goldman Sachs	100	9/20/12	0.75%	(7,648)
Nordstrom	1,300	12/20/12	(0.61)%	111,190
Staples	1,300	12/20/12	(0.70)%	118,107
TJX	1,300	12/20/12	(0.46)%	19,596

				$930,078

(d) Interest rate swap agreements outstanding at October 31, 2008:

Series C:

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	Made by	Received by	Appreciation
Swap Counterparty	(000)	Date	Portfolio	Portfolio	(Depreciation)

Bank of America	€161,600	6/17/10	6-month EUR-LIBOR	4.75%	$4,493,109
Bank of America	$4,900	12/17/13	4.00%	3-Month USD-LIBOR	(129,422)
Bank of America	CAD 111,300	12/20/13	4.25%	3-Month Canadian Bank Bill	(2,686,414)
Bank of America	$233,500	12/17/15	5.00%	3-Month USD-LIBOR	(5,572,085)
Bank of America	159,800	12/17/18	5.00%	3-Month USD-LIBOR	2,678,234
Bank of America	28,200	12/17/28	5.00%	3-Month USD-LIBOR	(2,123,325)
Bank of Nova Scotia	CAD 530,000	12/20/10	4.00%	3-Month Canadian Bank Bill	(15,180,414)
Bank of Nova Scotia	CAD 100,000	12/20/13	4.25%	3-Month Canadian Bank Bill	(4,774,328)
Bank of Nova Scotia	CAD 63,700	12/20/18	4.50%	3-Month Canadian Bank Bill	(1,600,236)
Barclays Bank	$2,022,500	6/17/10	3-Month USD-LIBOR	4.00%	30,005,398
Barclays Bank	302,400	12/17/10	3-Month USD-LIBOR	4.00%	1,865,923
Barclays Bank	£81,500	9/17/13	6-Month GBP-LIBOR	5.00%	3,670,007
Barclays Bank	£157,900	9/17/13	6-Month GBP-LIBOR	6.00%	14,267,113
Barclays Bank	£200,700	3/18/14	6-Month GBP-LIBOR	5.00%	9,189,239
Barclays Bank	£60,100	9/17/18	5.00%	6-Month GBP-LIBOR	(2,512,230)
Barclays Bank	£88,200	9/17/18	5.50%	6-Month GBP-LIBOR	(8,709,764)
Barclays Bank	$33,200	12/17/38	5.00%	3-Month USD-LIBOR	2,339,415
Barclays Bank	£500	3/18/39	6-Month GBP-LIBOR	4.25%	(29,564)
Barclays Bank	£45,400	3/18/39	4.50%	6-Month GBP-LIBOR	(2,622,409)
Barclays Bank	£35,000	3/18/39	4.50%	6-Month GBP-LIBOR	(2,294,724)
BNP Paribas	£100,000	3/18/14	6-Month GBP-LIBOR	5.00%	2,990,799
BNP Paribas	€1,800	3/18/39	5.00%	6-month EUR-LIBOR	(62,979)
Citigroup	€78,800	9/17/13	6-month EUR-LIBOR	5.00%	3,246,235
Citigroup	$800	12/17/13	4.00%	3-Month USD-LIBOR	(14,122)
Citigroup	€174,900	3/18/14	6-month EUR-LIBOR	4.50%	4,322,582
Citigroup	AUD 97,800	6/15/14	6-Month Australian Bank Bill	7.25%	4,477,866

90 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	Made by	Received by	Appreciation
Swap Counterparty	(000)	Date	Portfolio	Portfolio	(Depreciation)

Credit Suisse First Boston	AUD 10,700	9/15/11	6-Month Australian Bank Bill	6.25%	$81,899
Credit Suisse First Boston	£69,500	3/18/14	6-Month GBP-LIBOR	5.00%	3,062,784
Credit Suisse First Boston	AUD 388,100	6/15/14	6-Month Australian Bank Bill	7.25%	3,809,018
Credit Suisse First Boston	$32,800	12/17/18	5.00%	3-Month USD-LIBOR	(97,419)
Credit Suisse First Boston	£1,200	3/18/39	4.50%	6-Month GBP-LIBOR	(64,856)
Deutsche Bank	AUD 220,400	3/15/10	3-Month Australian Bank Bill	7.50%	4,983,076
Deutsche Bank	$899,900	12/17/10	3-Month USD-LIBOR	4.00%	16,548,162
Deutsche Bank	€65,300	6/16/12	6-month EUR-LIBOR	4.50%	452,996
Deutsche Bank	£152,500	3/18/14	6-Month GBP-LIBOR	5.00%	7,376,473
Deutsche Bank	AUD 572,800	6/15/14	6-Month Australian Bank Bill	7.25%	26,678,580
Deutsche Bank	€188,700	6/16/17	4.75%	6-month EUR-LIBOR	(1,144,466)
Deutsche Bank	£73,300	9/17/18	5.00%	6-Month GBP-LIBOR	(2,966,793)
Deutsche Bank	$600	12/17/38	5.00%	3-Month USD-LIBOR	(2,224)
Goldman Sachs	€5,900	3/30/12	5-Year French CPI Ex- Tobacco Daily Reference Index	1.96%	91,921
Goldman Sachs	£192,700	9/17/13	6-Month GBP-LIBOR	5.00%	13,266,459
Goldman Sachs	€221,000	3/18/14	6-month EUR-LIBOR	4.50%	5,896,037
Goldman Sachs	£174,700	3/18/14	6-Month GBP-LIBOR	5.00%	5,665,479
Goldman Sachs	£42,700	9/17/18	5.00%	6-Month GBP-LIBOR	(4,733,786)
Goldman Sachs	£1,300	9/17/18	5.50%	6-Month GBP-LIBOR	(88,402)
Goldman Sachs	$1,100	12/17/28	5.00%	3-Month USD-LIBOR	(8,658)
Goldman Sachs	£6,900	3/18/39	4.50%	6-Month GBP-LIBOR	(302,943)
Goldman Sachs	£21,300	3/18/39	4.50%	6-Month GBP-LIBOR	(591,406)
HSBC Bank	£43,100	3/18/14	6-Month GBP-LIBOR	5.00%	1,189,669
JPMorgan Chase	€36,500	3/18/14	6-month EUR-LIBOR	4.50%	884,112
Merrill Lynch & Co.	£94,500	9/17/13	6-Month GBP-LIBOR	5.00%	6,507,185
Merrill Lynch & Co.	$303,600	12/17/18	5.00%	3-Month USD-LIBOR	(3,399,480)
Merrill Lynch & Co.	101,200	12/17/23	5.00%	3-Month USD-LIBOR	(5,273,326)
Merrill Lynch & Co.	36,500	12/17/38	5.00%	3-Month USD-LIBOR	(1,205,872)
Morgan Stanley	AUD 106,900	6/15/10	6-Month Australian Bank Bill	7.00%	1,479,633
Morgan Stanley	$380,300	6/17/10	3-Month USD-LIBOR	4.00%	5,292,578
Morgan Stanley	AUD 126,100	6/15/11	6-Month Australian Bank Bill	7.50%	3,508,829
Morgan Stanley	AUD 8,000	3/15/12	6-Month Australian Bank Bill	7.50%	282,811
Morgan Stanley	£199,600	9/17/13	6-Month GBP-LIBOR	5.00%	11,920,331
Morgan Stanley	£69,700	9/17/18	5.00%	6-Month GBP-LIBOR	(5,109,206)
Morgan Stanley	€32,700	9/17/38	4.75%	6-month EUR-LIBOR	(1,569,753)
Morgan Stanley	$1,800	12/17/38	5.00%	3-Month USD-LIBOR	(38,249)
Morgan Stanley	€26,300	3/18/39	5.00%	6-month EUR-LIBOR	(2,544,351)
Morgan Stanley	£25,000	3/18/39	4.50%	6-Month GBP-LIBOR	(702,604)
Royal Bank of Canada	CAD 38,100	12/20/10	4.00%	3-Month Canadian Bank Bill	(1,106,639)
Royal Bank of Canada	CAD 222,300	12/20/13	4.25%	3-Month Canadian Bank Bill	(8,632,897)
Royal Bank of Scotland	€1,787,900	9/16/10	6-month EUR-LIBOR	4.50%	29,123,661
Royal Bank of Scotland	€33,000	9/16/10	6-month EUR-LIBOR	4.50%	535,568
Royal Bank of Scotland	€800,000	9/16/10	6-month EUR-LIBOR	4.50%	13,090,108
Royal Bank of Scotland	¥40,540,000	12/17/10	1.30%	6-Month JPY-LIBOR	(2,071,220)
Royal Bank of Scotland	£110,000	3/18/14	6-Month GBP-LIBOR	5.00%	3,846,201
Royal Bank of Scotland	$393,100	12/17/18	5.00%	3-Month USD-LIBOR	3,864,424
Royal Bank of Scotland	€323,300	3/18/19	4.75%	6-month EUR-LIBOR	(12,165,792)
Royal Bank of Scotland	€4,600	3/18/19	5.00%	6-month EUR-LIBOR	(152,142)
Royal Bank of Scotland	£100	3/18/19	5.00%	6-Month GBP-LIBOR	1,950
Royal Bank of Scotland	$49,500	12/17/23	5.00%	3-Month USD-LIBOR	(2,995,573)
Royal Bank of Scotland	21,600	12/17/28	5.00%	3-Month USD-LIBOR	(1,833,638)

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 91

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	Made by	Received by	Appreciation
Swap Counterparty	(000)	Date	Portfolio	Portfolio	(Depreciation)

Royal Bank of Scotland	172,800	12/17/38	5.00%	3-Month USD-LIBOR	$5,771,025
Royal Bank of Scotland	£11,100	3/18/39	4.50%	6-Month GBP-LIBOR	(573,381)
UBS	AUD 451,100	3/15/10	3-Month Australian Bank Bill	7.50%	6,923,275
UBS	AUD 19,400	9/15/10	3-Month Australian Bank Bill	6.00%	100,418
UBS	¥63,400,000	12/17/10	1.30%	6-Month JPY-LIBOR	(2,916,057)
UBS	¥40,000	6/17/13	1.50%	6-Month JPY-LIBOR	(12,965)

					$155,164,468

Series H:

			Rate Type
	Notional		Payments	Payments
	Amount	Termination	Made by	Received	Unrealized
Swap Counterparty	(000)	Date	Portfolio	by Portfolio	Depreciation

Deutsche Bank	$200	12/17/28	5.00%	3-Month USD-LIBOR	$(15,885)

Series M:

			Rate Type
	Notional		Payments	Payments
	Amount	Termination	Made by	Received by	Unrealized
Swap Counterparty	(000)	Date	Portfolio	Portfolio	(Depreciation)

Bank of America	$242,500	12/17/28	5.00%	3-Month USD-LIBOR	$(18,259,089)
Barclays Bank	70,000	12/17/10	3-Month USD-LIBOR	4.00%	431,927
Barclays Bank	36,300	12/17/13	4.00%	3-Month USD-LIBOR	(446,587)
Barclays Bank	199,800	12/17/18	5.00%	3-Month USD-LIBOR	(9,524,484)
BNP Paribas	€50,800	3/18/19	5.00%	6-month EUR-LIBOR	(995,397)
Citigroup	$86,200	12/17/18	5.00%	3-Month USD-LIBOR	(1,380,038)
Credit Suisse First Boston	£65,000	3/18/14	6-Month GBP-LIBOR	4.50%	(461,849)
Deutsche Bank	$630,100	12/17/10	3-Month USD-LIBOR	4.00%	3,509,896
Deutsche Bank	£63,600	3/18/14	6-Month GBP-LIBOR	4.50%	(881,400)
Deutsche Bank	$253,300	12/17/18	5.00%	3-Month USD-LIBOR	(10,097,783)
Goldman Sachs	6,500	12/17/18	5.00%	3-Month USD-LIBOR	(207,676)
Goldman Sachs	1,000	12/17/28	5.00%	3-Month USD-LIBOR	(7,871)
Goldman Sachs	90,000	12/15/35	3-Month USD-LIBOR	5.00%	5,747,545
Merrill Lynch & Co.	137,300	12/17/18	5.00%	3-Month USD-LIBOR	(3,794,068)
Merrill Lynch & Co.	89,200	12/17/23	5.00%	3-Month USD-LIBOR	(5,217,566)
Merrill Lynch & Co.	125,500	12/17/28	5.00%	3-Month USD-LIBOR	(8,974,589)
Merrill Lynch & Co.	26,800	12/17/38	5.00%	3-Month USD-LIBOR	711,359
Morgan Stanley	205,600	6/17/10	3-Month USD-LIBOR	4.00%	3,088,492
Morgan Stanley	41,300	12/17/13	4.00%	3-Month USD-LIBOR	(1,278,345)
Morgan Stanley	95,400	12/17/18	5.00%	3-Month USD-LIBOR	(4,559,175)
Royal Bank of Scotland	278,400	6/17/10	3-Month USD-LIBOR	4.00%	4,087,427
Royal Bank of Scotland	150,800	12/17/13	4.00%	3-Month USD-LIBOR	(1,878,123)
Royal Bank of Scotland	£72,400	3/18/14	6-Month GBP-LIBOR	4.50%	(617,307)

92 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Rate Type
	Notional		Payments	Payments
	Amount	Termination	Made by	Received by	Unrealized
Swap Counterparty	(000)	Date	Portfolio	Portfolio	(Depreciation)

Royal Bank of Scotland	$366,500	12/17/18	5.00%	3-Month USD-LIBOR	$(4,214,807)
Royal Bank of Scotland	74,100	12/17/23	5.00%	3-Month USD-LIBOR	(4,484,281)
Royal Bank of Scotland	12,800	12/17/28	5.00%	3-Month USD-LIBOR	(936,585)
Royal Bank of Scotland	23,500	12/17/38	5.00%	3-Month USD-LIBOR	201,817

					$(60,438,557)

Series R:

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	Made by	Received by	Appreciation
Swap Counterparty	(000)	Date	Portfolio	Portfolio	(Depreciation)

Bank of America	$8,900	12/17/18	5.00%	3-Month USD-LIBOR	$(101,372)
Bank of America	9,600	12/17/38	5.00%	3-Month USD-LIBOR	(498,237)
Barclays Bank	€9,100	9/17/10	6-month EUR-LIBOR	5.00%	368,855
Barclays Bank	$600	12/17/28	5.00%	3-Month USD-LIBOR	(33,102)
Barclays Bank	£5,600	3/18/39	4.50%	6-Month GBP-LIBOR	(318,250)
Barclays Bank	£2,500	3/18/39	5.00%	6-Month GBP-LIBOR	(227,640)
Credit Suisse First Boston	$400	12/17/38	5.00%	3-Month USD-LIBOR	(10,435)
Goldman Sachs	€2,300	12/15/11	5-Year French CPI Ex- Tobacco Daily Reference Index	1.976%	49,665
Goldman Sachs	€6,600	3/30/12	5-Year French CPI Ex- Tobacco Daily Reference Index	1.96%	102,827
Goldman Sachs	£9,700	9/17/13	6-Month GBP-LIBOR	5.00%	248,190
Goldman Sachs	£1,400	1/3/18	United Kingdom RPI	3.11%	31,649
Goldman Sachs	$1,000	3/5/18	U.S. CPI Urban Counsumers NSA	2.97%	75,122
Goldman Sachs	400	12/17/38	5.00%	3-Month USD-LIBOR	(21,383)
Merrill Lynch & Co.	2,700	12/24/08	6.00%	30-Day USD-CMM Rate	9,828
Merrill Lynch & Co.	BRL 2,000	1/2/12	BRL-CDI-Compounded	12.54%	(61,526)
Merrill Lynch & Co.	$1,100	12/17/23	5.00%	3-Month USD-LIBOR	(62,034)
Merrill Lynch & Co.	5,900	12/17/38	5.00%	3-Month USD-LIBOR	(194,025)
Morgan Stanley	¥400,000	3/18/09	6-Month JPY-LIBOR	1.00%	8,680
Morgan Stanley	AUD 3,200	12/15/09	6-Month Australian Bank Bill	7.00%	42,105
Morgan Stanley	BRL 7,700	1/2/12	BRL-CDI-Compounded	10.115%	(381,147)
Morgan Stanley	BRL 1,100	1/2/12	BRL-CDI-Compounded	12.54%	(35,377)
Morgan Stanley	£1,700	9/17/13	6-Month GBP-LIBOR	5.00%	65,778
Morgan Stanley	AUD 400	12/15/17	6.75%	6-Month Australian Bank Bill	(16,438)
Morgan Stanley	$1,000	3/6/18	U.S. CPI Urban Counsumers NSA	2.98%	65,331
Morgan Stanley	34,100	12/17/38	5.00%	3-Month USD-LIBOR	(3,590,581)
Royal Bank of Scotland	1,300	5/21/09	5.50%	30-Day USD-CMM Rate	(16,005)
Royal Bank of Scotland	£21,200	3/18/14	6-Month GBP-LIBOR	5.00%	1,192,157
Royal Bank of Scotland	$8,800	12/17/18	5.00%	3-Month USD-LIBOR	84,853
Royal Bank of Scotland	600	12/17/23	5.00%	3-Month USD-LIBOR	(23,819)

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 93

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	Made by	Received by	Appreciation
Swap Counterparty	(000)	Date	Portfolio	Portfolio	(Depreciation)

Royal Bank of Scotland	2,100	12/17/38	5.00%	3-Month USD-LIBOR	$(34,722)

					$(3,281,053)

Series C, Series M and Series R received $55,700,000, $13,090,000 and $1,050,000, respectively, in U.S. Treasury Bills and Series C and Series R received $82,340,000 and $290,000, respectively, in cash as collateral for swap contracts.

(e) Forward foreign currency contracts outstanding at October 31, 2008:

Series C:

			Unrealized
	U.S. $ Value	U.S. $ Value	Appreciation
	Origination Date	October 31, 2008	(Depreciation)

Purchased:
7,452,000 Australian Dollar settling 11/24/08	$5,043,513	$4,906,609	$(136,904)
41,984,000 Australian Dollar settling 11/28/08	25,225,666	27,632,395	2,406,729
335,548,010 Brazilian Real settling 12/2/08	178,280,327	156,100,304	(22,180,023)
43,870,000 British Pound settling 11/5/08	76,476,917	70,878,339	(5,598,578)
14,348,000 Canadian Dollar settling 11/5/08	12,134,846	11,800,487	(334,359)
511,455,000 Chilean Peso settling 12/10/08	1,055,308	759,172	(296,136)
139,393,200 Chinese Yuan Renminbi settling 11/13/08	20,400,000	20,346,521	(53,479)
1,345,050,868 Chinese Yuan Renminbi settling 7/15/09	207,025,000	192,345,337	(14,679,663)
140,664,330 Chinese Yuan Renminbi settling 9/8/09	20,305,469	20,085,270	(220,199)
1,700,000 Euro settling 12/4/08	2,201,840	2,152,796	(49,044)
638,920,753 Indian Rupee settling 11/12/08	15,134,780	12,893,424	(2,241,356)
658,920,000 Indian Rupee settling 11/19/08	12,920,000	13,272,636	352,636
649,845,153 Indian Rupee settling 4/9/09	12,948,442	13,002,769	54,327
3,592,530,000 Japanese Yen settling 11/5/08	34,023,392	36,529,353	2,505,961
630,800 Malaysian Ringgit settling 11/12/08	194,643	177,612	(17,031)
298,165 Malaysian Ringgit settling 2/12/09	84,399	84,074	(325)
282,730 Malaysian Ringgit settling 4/14/09	80,000	79,899	(101)
580,204 Mexican Peso settling 11/19/08	53,784	45,554	(8,230)
664,309 Mexican Peso settling 5/19/09	58,077	50,022	(8,055)
149,164,000 New Zealand Dollar settling 11/6/08	90,347,143	86,672,468	(3,674,675)
25,061,000 Norwegian Krone settling 12/9/08	4,458,935	3,712,360	(746,575)
28,486,904 Polish Zloty settling 5/6/09	12,622,698	10,169,820	(2,452,878)
170,468,800 Russian Ruble settling 11/5/08	6,845,724	6,281,578	(564,146)
2,194,828,208 Russian Ruble settling 11/19/08	80,708,359	79,577,326	(1,131,033)
2,299,617,728 Russian Ruble settling 5/6/09	94,943,569	74,123,210	(20,820,359)
17,148,500 Singapore Dollar settling 11/21/08	12,524,828	11,561,891	(962,937)
2,596,750 South African Rand settling 12/10/08	321,062	261,047	(60,015)
6,083,304 Taiwan Dollar settling 2/9/09	198,373	185,617	(12,756)

94 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Unrealized
	U.S. $ Value	U.S. $ Value	Appreciation
	Origination Date	October 31, 2008	(Depreciation)

Sold:
138,570,800 Australian Dollar settling 11/6/08	$90,312,178	$91,403,722	$(1,091,544)
23,780,000 Australian Dollar settling 11/24/08	14,927,278	15,657,431	(730,153)
239,761,108 Brazilian Real settling 12/2/08	130,913,211	111,539,275	19,373,936
60,148,000 British Pound settling 11/3/08	105,740,267	97,184,073	8,556,194
1,828,000 British Pound settling 11/5/08	3,054,968	2,953,399	101,569
60,148,000 British Pound settling 12/9/08	98,149,506	96,974,015	1,175,491
3,061,000 Canadian Dollar settling 11/5/08	2,383,943	2,517,514	(133,571)
139,393,200 Chinese Yuan Renminbi settling 11/13/08	20,320,277	20,346,521	(26,244)
119,364 Euro settling 11/5/08	152,058	151,353	705
64,868,000 Euro settling 12/4/08	81,503,398	82,145,637	(642,239)
638,920,753 Indian Rupee settling 11/12/08	12,981,933	12,893,425	88,508
658,920,000 Indian Rupee settling 11/19/08	15,200,000	13,272,636	1,927,364
658,920,000 Indian Rupee settling 4/9/09	11,883,138	13,184,348	(1,301,210)
7,613,223,000 Japanese Yen settling 11/5/08	75,444,819	77,412,328	(1,967,509)
4,020,693,000 Japanese Yen settling 12/3/08	40,821,290	40,925,037	(103,747)
580,830 Malaysian Ringgit settling 11/12/08	164,364	163,542	822
664,309 Mexican Peso settling 11/19/08	59,690	52,125	7,565
151,850,000 New Zealand Dollar settling 11/24/08	83,730,090	88,035,276	(4,305,186)
26,760,000 Polish Zloty settling 12/2/08	12,000,000	9,614,906	2,385,094
170,468,800 Russian Ruble settling 11/5/08	6,495,287	6,281,579	213,708
2,508,224,275 Russian Ruble settling 11/19/08	103,470,000	90,926,861	12,543,139
1,940,838,867 Russian Ruble settling 5/6/09	62,945,393	62,475,020	470,373
17,148,500 Singapore Dollar settling 11/21/08	11,977,719	11,561,891	415,828
334,010 Singapore Dollar settling 1/16/09	222,896	225,704	(2,808)
2,596,750 South African Rand settling 12/10/08	324,391	261,047	63,344

			$(33,909,775)

Series M:

			Unrealized
	U.S. $ Value on	U.S. $ Value	Appreciation
	Origination Date	October 31, 2008	(Depreciation)

Purchased:
1,770,000 British Pound settling 11/5/08	$2,885,312	$2,859,691	$(25,621)
676,116 British Pound settling 12/9/08	1,090,000	1,090,072	72
531,070 Euro settling 11/24/08	682,000	672,821	(9,179)
1,915,000 Euro settling 12/4/08	2,446,307	2,425,061	(21,246)
67,541,031 Japanese Yen settling 12/3/08	687,000	685,626	(1,374)

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 95

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Unrealized
	U.S. $ Value on	U.S. $ Value	Appreciation
	Origination Date	October 31, 2008	(Depreciation)

Sold:
8,857,000 British Pound settling 11/3/08	$16,090,512	$14,310,689	$1,779,823
9,258,000 British Pound settling 12/9/08	15,107,204	14,926,272	180,932
539,311 Euro settling 12/4/08	683,000	682,957	43
1,357,119,000 Japanese Yen settling 11/5/08	13,728,180	13,799,378	(71,198)
1,180,554,000 Japanese Yen settling 12/3/08	11,985,928	11,984,103	1,825

			$1,834,077

Series R:

			Unrealized
	U.S. $ Value	U.S. $ Value	Appreciation
	Origination Date	October 31, 2008	(Depreciation)

Purchased:
5,603,232 Brazilian Real settling 12/2/08	$3,287,668	$2,606,680	$(680,988)
2,472,000 British Pound settling 11/5/08	4,310,253	3,993,874	(316,379)
4,473,050 Chinese Yuan Renminbi settling 12/9/08	653,000	649,905	(3,094)
7,534,071 Chinese Yuan Renminbi settling 3/2/09	1,064,500	1,084,177	19,677
17,136,780 Chinese Yuan Renminbi settling 9/8/09	2,540,000	2,446,938	(93,062)
42,536,000 Japanese Yen settling 11/5/08	423,117	432,512	9,395
6,525,474 Malaysian Ringgit settling 11/12/08	1,947,885	1,837,354	(110,531)
3,349,408 Malaysian Ringgit settling 2/12/09	1,048,000	944,435	(103,565)
5,007,169 Mexican Peso settling 11/19/08	471,920	393,128	(78,793)
114,414 Mexican Peso settling 5/19/09	10,484	8,620	(1,864)
78,150,633 Philippines Peso settling 11/12/08	1,707,002	1,597,058	(109,944)
32,234,160 Philippines Peso settling 2/6/09	718,716	657,696	(61,020)
1,478,562 Polish Zloty settling 5/6/09	655,159	527,846	(127,312)
22,017,429 Russian Ruble settling 11/19/08	888,036	798,164	(89,871)
3,075,747 Singapore Dollar settling 11/21/08	2,254,599	2,073,735	(180,864)
2,230,444 Singapore Dollar settling 4/14/09	1,520,000	1,513,496	(6,504)
390,528 Singapore Dollar settling 7/30/09	270,000	265,998	(4,002)

Sold:
4,073,612 Brazilian Real settling 12/2/08	1,948,807	1,895,085	53,722
1,841,000 British Pound settling 11/3/08	3,344,545	2,974,594	369,951
93,045 British Pound settling 11/5/08	160,768	150,328	10,440
1,841,000 British Pound settling 12/9/08	3,004,144	2,968,165	35,979
7,534,071 Chinese Yuan Renminbi settling 3/2/09	1,077,457	1,084,177	(6,720)
505,617 Euro settling 11/5/08	683,266	641,120	42,146
506,000 Euro settling 12/4/08	643,885	640,773	3,112
1,317,747,000 Japanese Yen settling 11/5/08	13,041,574	13,399,038	(357,464)
1,275,211,000 Japanese Yen settling 12/3/08	12,946,962	12,979,866	(32,905)
6,525,474 Malaysian Ringgit settling 11/12/08	1,883,254	1,837,354	45,899
3,320,992 Malaysian Ringgit settling 2/12/09	951,983	936,423	15,560
5,007,169 Mexican Peso settling 11/19/08	485,253	393,128	92,125
78,150,633 Philippines Peso settling 11/12/08	1,644,411	1,597,058	47,353
34,650,633 Philippines Peso settling 2/6/09	718,893	707,001	11,892

96 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Unrealized
	U.S. $ Value	U.S. $ Value	Appreciation
	Origination Date	October 31, 2008	(Depreciation)

22,017,429 Russian Ruble settling 11/19/08	$876,256	$798,164	$78,091
309,679 Russian Ruble settling 5/6/09	9,176	9,982	(806)
2,645,463 Singapore Dollar settling 11/21/08	1,790,000	1,783,629	6,371

			$(1,523,975)

AUD – Australian Dollar
BRL – Brazilian Real
£/GBP – British Pound
CAD – Canadian Dollar
CDI – Inter-bank Deposit Certificate
CPI – Consumer Price Index
€/EUR – Euro
¥/JPY – Japanese Yen
LIBOR – London Interbank Offered Rate

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 97

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

(f) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2008 for Series M was $4,921,317,145, at a weighted average interest rate of 3.00%. Open reverse repurchase agreements at October 31, 2008 were:

Series M:

			Maturity
Counter Party	Rate	Trade Date	Date	Principal & Interest	Par

Barclays:	2.15%	10/30/2008	11/13/2008	$5,000,597	$5,000,000
	2.45%	10/29/2008	11/19/2008	217,827,464	217,783,000
	2.75%	10/27/2008	11/13/2008	760,290,278	760,000,000
	3.15%	10/14/2008	11/13/2008	190,701,883	190,402,000
	3.15%	10/16/2008	11/13/2008	5,889,233	5,881,000
	3.15%	10/21/2008	11/13/2008	8,024,716	8,017,000
Credit Suisse First Boston:	2.90%	10/17/2008	11/19/2008	35,042,292	35,000,000
	3.00%	10/14/2008	11/13/2008	202,707,606	202,404,000
	3.00%	10/21/2008	11/13/2008	24,598,528	24,576,000
	3.15%	10/21/2008	11/13/2008	17,706,026	17,689,000
	3.15%	10/29/2008	11/13/2008	17,989,721	17,985,000
	3.75%	10/15/2008	11/13/2008	31,594,850	31,539,000
	3.75%	10/17/2008	11/13/2008	12,224,070	12,205,000
	3.75%	10/21/2008	11/13/2008	67,077	67,000
	4.00%	10/14/2008	11/13/2008	13,066,080	13,040,000
	4.00%	10/21/2008	11/13/2008	1,301,589	1,300,000
Deutsche Bank:	3.80%	10/14/2008	11/13/2008	239,983,103	239,528,000
	3.80%	10/21/2008	11/13/2008	9,020,462	9,010,000
Goldman Sachs:	4.00%	10/14/2008	11/13/2008	501,000,000	500,000,000
JPMorgan:	3.00%	10/14/2008	11/13/2008	250,375,000	250,000,000
	3.15%	10/14/2008	11/13/2008	763,025,876	761,826,000
Merrill Lynch & Co.:	3.00%	10/22/2008	11/19/2008	1,570,307,500	1,569,000,000

					$4,872,252,000

Details of underlying collateral for open reverse repurchase agreements at October 31, 2008, as reflected in the Schedule of Investments:

Series M:

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Barclays Bank:	Fannie Mae	4.50%	7/1/22	$2,476,356	$2,359,137
	Fannie Mae	5.00%	1/1/19	1,895,188	1,868,364
	Fannie Mae	5.00%	6/1/19	2,212,603	2,174,371
	Fannie Mae	5.00%	7/1/19	2,335,394	2,295,040
	Fannie Mae	5.00%	8/1/19	2,762,843	2,715,104

98 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Barclays Bank
	Fannie Mae	5.00%	9/1/19	$4,999,997	$4,922,126
	Fannie Mae	5.00%	2/1/21	3,427,875	3,359,003
	Fannie Mae	5.00%	6/1/23	2,000,443	1,957,125
	Fannie Mae	5.00%	8/1/23	5,384,322	5,267,729
	Fannie Mae	5.00%	10/1/35	290,618,764	280,026,305
	Fannie Mae	5.00%	2/1/36	133,443,358	126,561,295
	Fannie Mae	5.00%	9/1/36	186,794,259	178,206,102
	Fannie Mae	5.00%	4/1/37	1,973,324	1,870,518
	Fannie Mae	5.50%	1/1/21	2,451,132	2,449,032
	Fannie Mae	5.50%	3/1/21	2,795,968	2,790,952
	Fannie Mae	5.50%	7/1/21	1,907,814	1,904,391
	Fannie Mae	5.50%	8/1/21	4,209,488	4,201,936
	Fannie Mae	5.50%	10/1/21	5,152,786	5,143,541
	Fannie Mae	5.50%	11/1/21	3,146,703	3,141,057
	Fannie Mae	5.50%	12/1/21	2,730,160	2,725,261
	Fannie Mae	5.50%	1/1/22	3,223,095	3,217,312
	Fannie Mae	5.50%	2/1/22	3,215,265	3,209,496
	Fannie Mae	5.50%	3/1/22	8,358,284	8,341,511
	Fannie Mae	5.50%	8/1/22	2,591,525	2,586,325
	Fannie Mae	5.50%	1/1/23	1,778,663	1,774,916
	Fannie Mae	5.50%	1/1/33	2,527,260	2,476,978
	Fannie Mae	5.50%	2/1/33	2,160,304	2,117,323
	Fannie Mae	5.50%	9/1/33	2,818,628	2,760,787
	Fannie Mae	5.50%	12/1/36	3,391,824	3,316,391
	Fannie Mae	5.50%	1/1/37	3,099,352	3,030,424
	Fannie Mae	5.50%	2/1/37	12,046,682	11,778,405
	Fannie Mae	5.50%	3/1/37	18,496,591	18,084,194
	Fannie Mae	5.50%	4/1/37	1,905,233	1,862,754
	Fannie Mae	5.50%	8/1/38	2,404,085	2,350,369
	Fannie Mae	5.50%	9/1/38	6,169,545	6,031,694
	Fannie Mae	6.00%	6/1/27	2,225,511	2,230,019
	Fannie Mae	6.00%	7/1/35	2,241,336	2,242,270
	Fannie Mae	6.00%	7/1/36	2,808,324	2,809,056
	Fannie Mae	6.00%	8/1/36	1,877,242	1,877,731
	Fannie Mae	6.00%	9/1/36	9,007,310	9,009,655
	Fannie Mae	6.00%	10/1/36	10,110,937	10,113,570
	Fannie Mae	6.00%	7/1/37	3,256,901	3,257,566
	Fannie Mae	6.00%	8/1/37	25,172,299	25,185,889

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 99

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Barclays Bank
	Fannie Mae	6.00%	9/1/37	$82,898	$82,989
	Fannie Mae	6.00%	10/1/37	6,301,888	6,303,174
	Fannie Mae	6.00%	11/1/37	6,185,547	6,186,809
	Fannie Mae	6.00%	12/1/37	8,888,272	8,890,087
	Fannie Mae	6.00%	1/1/38	2,305,372	2,305,612
	Fannie Mae	6.00%	2/1/38	5,839,713	5,843,162
	Fannie Mae	6.00%	3/1/38	2,174,266	2,176,644
	Fannie Mae	6.00%	7/1/38	3,201,835	3,202,169
	Fannie Mae	6.00%	8/1/38	3,240,823	3,241,161
	Fannie Mae	6.50%	12/1/34	3,255,911	3,312,584
	Fannie Mae	6.50%	10/1/37	2,622,598	2,660,314
	Freddie Mac	6.00%	7/1/27	3,160,133	3,168,006
	Freddie Mac	6.00%	5/1/38	195,057,196	194,856,043
	Ginnie Mae	6.00%	3/15/36	5,954,621	5,964,116
	Ginnie Mae	6.00%	4/15/36	5,849,202	5,858,529
	Ginnie Mae	6.00%	6/15/36	1,963,331	1,966,462
	Ginnie Mae	6.00%	7/15/36	1,762,060	1,764,870
	Ginnie Mae	6.00%	8/15/36	4,550,534	4,557,791
	Ginnie Mae	6.00%	9/15/36	5,611,648	5,620,596
	Ginnie Mae	6.00%	11/15/36	1,803,958	1,806,834
	Ginnie Mae	6.00%	12/15/36	1,603,553	1,606,110
	Ginnie Mae	6.00%	1/15/37	3,497,628	3,502,156
	Ginnie Mae	6.00%	3/15/37	1,847,331	1,849,722
	Ginnie Mae	6.00%	4/15/37	4,722,766	4,728,881
	Ginnie Mae	6.00%	5/15/37	8,687,887	8,699,134
	Ginnie Mae	6.00%	6/15/37	24,731,163	24,762,566
	Ginnie Mae	6.00%	7/15/37	20,507,609	20,534,159
	Ginnie Mae	6.00%	8/15/37	17,890,365	17,913,526
	Ginnie Mae	6.00%	9/15/37	1,116,965	1,118,412
	Ginnie Mae	6.00%	10/15/37	2,613,048	2,614,969
	Ginnie Mae	6.00%	11/15/37	9,734,505	9,747,108
	Ginnie Mae	6.00%	12/15/37	8,045,345	8,052,844
	Ginnie Mae	6.00%	1/15/38	2,221,403	2,224,279
	Ginnie Mae	6.00%	2/15/38	5,926,424	5,934,097
	Ginnie Mae	6.00%	3/15/38	4,486,655	4,492,464
	Ginnie Mae	6.00%	4/15/38	5,066,326	5,072,885
	Ginnie Mae	6.00%	5/15/38	2,123,198	2,125,947
	Ginnie Mae	6.00%	7/15/38	53,935,095	54,004,921

100 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Barclays Bank
	Ginnie Mae	6.00%	8/15/38	$21,284,489	$21,312,045
Credit Suisse First Boston:	Fannie Mae	4.305%	1/1/34	3,684,923	3,709,019
	Fannie Mae	4.50%	7/1/21	1,015,706	967,844
	Fannie Mae	4.753%	4/1/35	765,224	767,013
	Fannie Mae	4.905%	11/1/35	4,240,309	4,240,384
	Fannie Mae	4.967%	2/1/33	853,186	873,261
	Fannie Mae	4.983%	1/1/22	867,015	872,688
	Fannie Mae	5.00%	8/1/19	2,601,881	2,556,923
	Fannie Mae	5.00%	9/1/19	1,363,351	1,339,793
	Fannie Mae	5.00%	10/1/19	1,223,058	1,201,924
	Fannie Mae	5.00%	10/1/20	1,656,415	1,623,135
	Fannie Mae	5.00%	11/1/20	788,053	772,220
	Fannie Mae	5.00%	1/1/21	2,684,152	2,629,021
	Fannie Mae	5.00%	2/1/21	20,345	19,914
	Fannie Mae	5.00%	10/1/21	1,257,869	1,231,221
	Fannie Mae	5.00%	5/1/23	692,606	677,609
	Fannie Mae	5.00%	8/1/23	994,805	973,263
	Fannie Mae	5.00%	9/1/23	995,177	973,627
	Fannie Mae	5.00%	6/1/35	22,645,993	21,492,226
	Fannie Mae	5.00%	11/1/36	1,249,442	1,184,419
	Fannie Mae	5.00%	1/1/37	22,497	21,326
	Fannie Mae	5.00%	5/1/37	998,624	946,597
	Fannie Mae	5.00%	7/1/37	1,997,053	1,893,011
	Fannie Mae	5.00%	8/1/37	997,267	945,312
	Fannie Mae	5.00%	5/1/38	1,196,305	1,133,860
	Fannie Mae	5.001%	1/1/20	1,708,376	1,717,361
	Fannie Mae	5.172%	9/1/35	662,140	674,235
	Fannie Mae	5.204%	5/1/28	826,096	841,605
	Fannie Mae	5.50%	1/1/17	20,232	20,341
	Fannie Mae	5.50%	1/1/18	26,151	26,259
	Fannie Mae	5.50%	4/1/18	26,316	26,425
	Fannie Mae	5.50%	11/1/18	23,301	23,369
	Fannie Mae	5.50%	1/1/19	22,036	22,100
	Fannie Mae	5.50%	9/1/19	41,528	41,570
	Fannie Mae	5.50%	3/1/20	22,201	22,266
	Fannie Mae	5.50%	10/1/20	26,532	26,509
	Fannie Mae	5.50%	12/1/20	754,531	753,884
	Fannie Mae	5.50%	1/1/21	2,427,008	2,424,929

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 101

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Credit Suisse First Boston
	Fannie Mae	5.50%	2/1/21	$4,104,482	$4,097,117
	Fannie Mae	5.50%	3/1/21	2,477,825	2,473,379
	Fannie Mae	5.50%	4/1/21	5,450,119	5,440,341
	Fannie Mae	5.50%	5/1/21	5,309,949	5,300,422
	Fannie Mae	5.50%	6/1/21	1,526,348	1,523,609
	Fannie Mae	5.50%	7/1/21	1,514,072	1,511,355
	Fannie Mae	5.50%	8/1/21	680,351	679,131
	Fannie Mae	5.50%	11/1/21	764,050	762,680
	Fannie Mae	5.50%	1/1/22	1,570,246	1,567,428
	Fannie Mae	5.50%	3/1/22	917,241	915,400
	Fannie Mae	5.50%	5/1/22	2,496,144	2,491,665
	Fannie Mae	5.50%	7/1/22	934,630	932,754
	Fannie Mae	5.50%	8/1/22	1,873,700	1,869,940
	Fannie Mae	5.50%	9/1/22	3,303,055	3,296,427
	Fannie Mae	5.50%	10/1/22	4,630,930	4,621,637
	Fannie Mae	5.50%	11/1/22	1,989,432	1,985,440
	Fannie Mae	5.50%	12/1/22	1,695,207	1,691,805
	Fannie Mae	5.50%	1/1/23	67,317	67,176
	Fannie Mae	5.50%	2/1/23	2,626,622	2,621,089
	Fannie Mae	5.50%	8/1/23	913,220	911,296
	Fannie Mae	5.50%	9/1/23	904,214	902,309
	Fannie Mae	5.50%	2/1/33	20,610	20,187
	Fannie Mae	5.50%	4/1/33	24,725	24,233
	Fannie Mae	5.50%	5/1/33	1,271,540	1,245,447
	Fannie Mae	5.50%	7/1/33	24,380	23,880
	Fannie Mae	5.50%	8/1/33	19,398	19,000
	Fannie Mae	5.50%	9/1/33	23,648	23,162
	Fannie Mae	5.50%	2/1/35	1,131,014	1,108,511
	Fannie Mae	5.50%	4/1/36	906,143	885,990
	Fannie Mae	5.50%	8/1/36	1,634,320	1,597,973
	Fannie Mae	5.50%	10/1/36	1,905,781	1,863,397
	Fannie Mae	5.50%	11/1/36	1,740,223	1,701,521
	Fannie Mae	5.50%	12/1/36	3,180,376	3,109,646
	Fannie Mae	5.50%	1/1/37	7,208,442	7,048,033
	Fannie Mae	5.50%	2/1/37	17,821,066	17,423,929
	Fannie Mae	5.50%	3/1/37	24,805,364	24,252,450
	Fannie Mae	5.50%	4/1/37	6,066,838	5,931,623
	Fannie Mae	5.50%	5/1/37	6,191,656	6,053,608

102 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Credit Suisse First Boston
	Fannie Mae	5.50%	6/1/37	$1,967,239	$1,923,378
	Fannie Mae	5.50%	9/1/37	985,814	963,834
	Fannie Mae	5.50%	6/1/38	21,679,065	21,194,672
	Fannie Mae	5.50%	8/1/38	9,349,498	9,140,595
	Fannie Mae	5.50%	9/1/38	37,113,821	36,284,557
	Fannie Mae	5.964%	1/1/33	904,943	913,325
	Fannie Mae	6.00%	6/1/27	1,275,598	1,278,182
	Fannie Mae	6.00%	10/1/27	1,312,737	1,315,396
	Fannie Mae	6.00%	6/1/34	23,184	23,223
	Fannie Mae	6.00%	1/1/35	748,299	749,546
	Fannie Mae	6.00%	10/1/35	912,310	912,691
	Fannie Mae	6.00%	11/1/35	916,350	916,731
	Fannie Mae	6.00%	12/1/35	2,503,382	2,504,426
	Fannie Mae	6.00%	1/1/36	1,801,209	1,801,959
	Fannie Mae	6.00%	6/1/36	744,703	744,897
	Fannie Mae	6.00%	7/1/36	1,422,556	1,422,927
	Fannie Mae	6.00%	8/1/36	7,622,302	7,624,287
	Fannie Mae	6.00%	9/1/36	4,579,849	4,581,155
	Fannie Mae	6.00%	10/1/36	4,813,527	4,814,781
	Fannie Mae	6.00%	12/1/36	3,245,715	3,246,560
	Fannie Mae	6.00%	1/1/37	924,266	924,507
	Fannie Mae	6.00%	2/1/37	786,152	786,313
	Fannie Mae	6.00%	3/1/37	2,027,029	2,027,507
	Fannie Mae	6.00%	5/1/37	1,139,346	1,139,578
	Fannie Mae	6.00%	7/1/37	1,633,210	1,635,932
	Fannie Mae	6.00%	9/1/37	899,409	899,593
	Fannie Mae	6.00%	1/1/38	1,292,922	1,294,336
	Fannie Mae	6.50%	7/1/34	1,182,147	1,203,752
	Fannie Mae	6.50%	3/1/36	746,676	757,456
	Fannie Mae	6.50%	7/1/36	926,924	940,306
	Fannie Mae	6.50%	8/1/36	26,314	26,694
	Fannie Mae	6.50%	12/1/36	1,954,256	1,982,470
	Fannie Mae	6.50%	1/1/37	766,299	777,319
	Fannie Mae	6.50%	9/1/37	726,767	737,219
	Fannie Mae	7.50%	9/1/30	20,166	21,167
	Freddie Mac	3.537%	5/1/34	1,020,436	1,032,473
	Freddie Mac	4.943%	6/1/35	10,968,102	10,941,841
	Freddie Mac	5.00%	1/1/37	875,413	829,445

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 103

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Credit Suisse First Boston
	Freddie Mac	5.207%	7/1/32	$21,052	$21,136
	Freddie Mac	5.50%	6/1/35	805,124	786,748
	Freddie Mac	5.50%	7/1/36	1,719,097	1,677,982
	Freddie Mac	5.50%	5/1/37	1,520,164	1,483,570
	Freddie Mac	5.50%	9/1/37	995,213	971,255
	Freddie Mac	5.50%	9/1/38	8,780,474	8,569,103
	Freddie Mac	6.00%	4/1/17	1,064,276	1,071,550
	Freddie Mac	6.00%	7/1/17	20,676	20,818
	Freddie Mac	6.00%	8/1/27	1,469,070	1,472,731
	Freddie Mac	6.00%	3/1/38	17,291,361	17,273,529
	Freddie Mac	6.00%	9/1/38	1,489,117	1,487,581
	Freddie Mac	7.00%	3/1/30	26,080	26,804
	Ginnie Mae	6.00%	9/15/37	36,634,722	36,651,550
Deutsche Bank:	Fannie Mae	3.70%	8/25/21	91,041	90,844
	Fannie Mae	3.943%	5/1/17	57,429	57,233
	Fannie Mae	3.958%	6/1/20	62,127	62,123
	Fannie Mae	3.961%	5/1/18	88,300	89,322
	Fannie Mae	3.968%	1/1/18	102,419	101,927
	Fannie Mae	4.00%	11/25/19	3,653,453	3,352,776
	Fannie Mae	4.05%	12/25/08	42,576	42,589
	Fannie Mae	4.073%	5/1/34	434,061	437,424
	Fannie Mae	4.449%	10/1/34	583,254	583,957
	Fannie Mae	4.50%	11/25/14	300,000	301,682
	Fannie Mae	4.50%	8/1/20	2,330,564	2,225,111
	Fannie Mae	4.50%	7/1/21	649,739	619,122
	Fannie Mae	4.50%	12/1/21	273,230	260,354
	Fannie Mae	4.50%	1/1/22	561,528	535,067
	Fannie Mae	4.50%	2/1/22	29,970	28,552
	Fannie Mae	4.50%	4/1/22	232,299	221,303
	Fannie Mae	4.50%	5/1/22	910,272	867,184
	Fannie Mae	4.50%	6/1/22	1,085,968	1,034,563
	Fannie Mae	4.50%	7/1/22	2,361,792	2,249,996
	Fannie Mae	4.50%	1/25/25	14,089,372	14,119,868
	Fannie Mae	4.50%	11/25/26	8,500,000	7,267,028
	Fannie Mae	4.525%	12/1/34	474,910	477,279
	Fannie Mae	4.649%	9/1/32	486,704	485,274
	Fannie Mae	4.872%	9/1/32	34,018	34,224
	Fannie Mae	4.875%	1/1/33	348,668	361,399

104 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Deutsche Bank
	Fannie Mae	5.00%	9/25/14	$1,783,550	$1,794,139
	Fannie Mae	5.00%	1/25/16	200,000	201,623
	Fannie Mae	5.00%	9/1/17	248,934	245,126
	Fannie Mae	5.00%	10/1/20	797,869	781,839
	Fannie Mae	5.00%	11/1/20	1,568,019	1,536,515
	Fannie Mae	5.00%	12/1/20	267,122	261,755
	Fannie Mae	5.00%	2/1/21	366,286	358,526
	Fannie Mae	5.00%	3/1/21	360,575	352,936
	Fannie Mae	5.00%	4/1/21	291,870	285,687
	Fannie Mae	5.00%	5/1/21	939,142	919,246
	Fannie Mae	5.00%	6/1/21	563,824	551,880
	Fannie Mae	5.00%	7/1/21	71,100	69,594
	Fannie Mae	5.00%	9/1/21	91,395	89,459
	Fannie Mae	5.00%	11/1/21	666,786	652,660
	Fannie Mae	5.00%	12/1/21	61,793	60,484
	Fannie Mae	5.00%	3/1/22	264,669	258,964
	Fannie Mae	5.00%	9/1/35	702,354	664,603
	Fannie Mae	5.00%	2/1/37	380,477	360,655
	Fannie Mae	5.00%	4/1/37	297,320	281,830
	Fannie Mae	5.00%	5/1/37	147,992	140,290
	Fannie Mae	5.00%	6/1/37	887,302	841,075
	Fannie Mae	5.095%	9/1/27	146,691	148,949
	Fannie Mae	5.095%	5/1/33	382,954	382,346
	Fannie Mae	5.50%	4/1/16	121,420	122,074
	Fannie Mae	5.50%	7/1/16	52,158	52,440
	Fannie Mae	5.50%	4/1/17	195,606	196,416
	Fannie Mae	5.50%	9/1/17	93,077	93,463
	Fannie Mae	5.50%	10/1/17	45,410	45,599
	Fannie Mae	5.50%	11/1/17	77,073	77,393
	Fannie Mae	5.50%	2/1/18	61,792	61,971
	Fannie Mae	5.50%	4/1/18	101,451	101,811
	Fannie Mae	5.50%	11/1/18	33,022	33,149
	Fannie Mae	5.50%	12/1/18	116,564	116,979
	Fannie Mae	5.50%	1/1/19	30,135	30,260
	Fannie Mae	5.50%	4/1/19	30,884	30,973
	Fannie Mae	5.50%	5/1/19	104,071	104,177
	Fannie Mae	5.50%	8/1/19	35,699	35,735
	Fannie Mae	5.50%	9/1/19	29,627	29,712

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 105

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Deutsche Bank
	Fannie Mae	5.50%	10/1/19	$47,389	$47,437
	Fannie Mae	5.50%	3/1/20	128,491	128,622
	Fannie Mae	5.50%	6/1/20	31,554	31,527
	Fannie Mae	5.50%	10/1/20	845,158	844,434
	Fannie Mae	5.50%	12/1/20	48,186	48,145
	Fannie Mae	5.50%	1/1/21	790,781	789,999
	Fannie Mae	5.50%	2/1/21	1,236,815	1,234,635
	Fannie Mae	5.50%	3/1/21	685,395	684,165
	Fannie Mae	5.50%	4/1/21	2,011,492	2,007,883
	Fannie Mae	5.50%	5/1/21	1,080,259	1,078,321
	Fannie Mae	5.50%	6/1/21	2,805,181	2,800,148
	Fannie Mae	5.50%	7/1/21	73,196	73,064
	Fannie Mae	5.50%	8/1/21	491,312	490,752
	Fannie Mae	5.50%	9/1/21	144,086	143,828
	Fannie Mae	5.50%	10/1/21	534,405	533,446
	Fannie Mae	5.50%	11/1/21	294,342	293,814
	Fannie Mae	5.50%	12/1/21	124,995	124,771
	Fannie Mae	5.50%	3/1/22	74,633	74,483
	Fannie Mae	5.50%	6/1/22	113,574	113,347
	Fannie Mae	5.50%	7/1/22	174,552	174,202
	Fannie Mae	5.50%	9/1/22	66,833	66,699
	Fannie Mae	5.50%	10/1/22	205,856	205,443
	Fannie Mae	5.50%	1/1/23	181,343	180,980
	Fannie Mae	5.50%	5/1/23	97,804	97,608
	Fannie Mae	5.50%	9/1/23	231,310	230,823
	Fannie Mae	5.50%	2/25/24	1,190,157	1,208,565
	Fannie Mae	5.50%	10/1/32	873,628	856,246
	Fannie Mae	5.50%	11/1/32	1,399,560	1,372,507
	Fannie Mae	5.50%	12/1/32	103,426	101,368
	Fannie Mae	5.50%	2/1/33	391,823	383,893
	Fannie Mae	5.50%	3/1/33	331,375	324,782
	Fannie Mae	5.50%	4/1/33	154,820	151,643
	Fannie Mae	5.50%	6/1/33	898,402	879,966
	Fannie Mae	5.50%	7/1/33	131,703	129,000
	Fannie Mae	5.50%	8/1/33	463,179	453,674
	Fannie Mae	5.50%	9/1/33	64,778	63,449
	Fannie Mae	5.50%	10/1/33	51,992	50,925
	Fannie Mae	5.50%	11/1/33	43,494	42,601

106 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Deutsche Bank
	Fannie Mae	5.50%	1/1/34	$546,076	$534,870
	Fannie Mae	5.50%	2/1/34	305,355	299,088
	Fannie Mae	5.50%	3/1/34	347,046	339,924
	Fannie Mae	5.50%	5/1/34	896,861	877,897
	Fannie Mae	5.50%	1/1/35	424,267	415,295
	Fannie Mae	5.50%	3/1/36	431,392	421,798
	Fannie Mae	5.50%	4/1/36	466,959	456,574
	Fannie Mae	5.50%	7/1/36	259,739	253,962
	Fannie Mae	5.50%	8/1/36	263,985	258,114
	Fannie Mae	5.50%	10/1/36	693,040	677,627
	Fannie Mae	5.50%	11/1/36	5,260,765	5,143,768
	Fannie Mae	5.50%	12/1/36	5,161,110	5,046,329
	Fannie Mae	5.50%	1/1/37	4,043,639	3,953,678
	Fannie Mae	5.50%	2/1/37	5,936,255	5,803,943
	Fannie Mae	5.50%	3/1/37	5,672,171	5,545,708
	Fannie Mae	5.50%	4/1/37	4,260,110	4,165,155
	Fannie Mae	5.50%	5/1/37	2,361,525	2,308,873
	Fannie Mae	5.50%	6/1/37	984,211	962,267
	Fannie Mae	5.50%	6/1/38	3,471,259	3,393,698
	Fannie Mae	5.50%	8/1/38	2,229,767	2,179,946
	Fannie Mae	5.50%	9/1/38	1,720,639	1,682,193
	Fannie Mae	5.833%	5/25/42	31,435	29,700
	Fannie Mae	5.837%	3/25/41	35,348	33,297
	Fannie Mae	6.00%	6/1/23	290,334	291,439
	Fannie Mae	6.00%	8/1/26	207,045	206,881
	Fannie Mae	6.00%	7/1/29	68,275	68,794
	Fannie Mae	6.00%	12/1/31	418,691	421,875
	Fannie Mae	6.00%	6/1/33	80,463	80,673
	Fannie Mae	6.00%	7/1/34	31,102	31,241
	Fannie Mae	6.00%	8/1/34	82,837	82,976
	Fannie Mae	6.00%	9/1/34	109,204	109,386
	Fannie Mae	6.00%	10/1/34	1,006,711	1,008,388
	Fannie Mae	6.00%	2/1/35	122,489	122,540
	Fannie Mae	6.00%	4/1/35	103,482	103,654
	Fannie Mae	6.00%	5/1/35	235,551	235,649
	Fannie Mae	6.00%	7/1/35	363,359	363,510
	Fannie Mae	6.00%	8/1/35	44,943	44,962
	Fannie Mae	6.00%	9/1/35	106,851	106,896

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 107

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Deutsche Bank
	Fannie Mae	6.00%	10/1/35	$1,362,922	$1,363,490
	Fannie Mae	6.00%	11/1/35	604,544	604,796
	Fannie Mae	6.00%	12/1/35	939,228	939,619
	Fannie Mae	6.00%	1/1/36	366,218	366,313
	Fannie Mae	6.00%	4/1/36	724,832	725,082
	Fannie Mae	6.00%	7/1/36	772,920	773,121
	Fannie Mae	6.00%	8/1/36	2,731,643	2,732,354
	Fannie Mae	6.00%	9/1/36	2,314,572	2,315,174
	Fannie Mae	6.00%	10/1/36	3,232,984	3,233,853
	Fannie Mae	6.00%	11/1/36	939,252	939,496
	Fannie Mae	6.00%	12/1/36	1,177,656	1,177,962
	Fannie Mae	6.00%	1/1/37	790,553	790,759
	Fannie Mae	6.00%	2/1/37	107,742	107,764
	Fannie Mae	6.00%	3/1/37	268,691	268,746
	Fannie Mae	6.00%	4/1/37	172,918	172,954
	Fannie Mae	6.00%	5/1/37	666,528	666,702
	Fannie Mae	6.00%	11/1/37	542,978	543,088
	Fannie Mae	6.00%	2/1/38	624,188	624,672
	Fannie Mae	6.00%	7/1/38	532,971	533,027
	Fannie Mae	6.00%	8/1/38	173,429	173,447
	Fannie Mae	6.114%	10/1/32	62,305	62,931
	Fannie Mae	6.50%	1/1/25	130,988	133,047
	Fannie Mae	6.50%	7/18/27	243,982	253,669
	Fannie Mae	6.50%	1/1/29	129,216	132,273
	Fannie Mae	6.50%	2/1/32	152,926	156,065
	Fannie Mae	6.50%	8/1/32	123,086	125,613
	Fannie Mae	6.50%	11/1/32	252,214	257,393
	Fannie Mae	6.50%	10/1/33	147,397	150,147
	Fannie Mae	6.50%	3/1/36	82,998	84,197
	Fannie Mae	6.50%	5/1/36	44,141	44,779
	Fannie Mae	6.50%	8/1/36	1,315,663	1,334,658
	Fannie Mae	6.50%	9/1/36	934,300	947,789
	Fannie Mae	6.50%	10/1/36	517,213	524,680
	Fannie Mae	6.50%	11/1/36	478,128	485,031
	Fannie Mae	6.50%	12/1/36	580,471	588,852
	Fannie Mae	6.50%	4/1/37	67,296	68,268
	Fannie Mae	6.50%	5/1/37	471,237	478,014
	Fannie Mae	6.50%	6/1/37	194,425	197,221

108 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Deutsche Bank
	Fannie Mae	6.50%	9/1/37	$668,013	$677,620
	Fannie Mae	6.50%	12/1/37	98,677	100,096
	Fannie Mae	6.601%	12/1/32	253,077	256,436
	Fannie Mae	7.01%	8/1/22	126,162	131,189
	Fannie Mae	7.01%	11/1/22	58,664	61,292
	Fannie Mae	7.50%	12/1/30	26,536	27,849
	Fannie Mae	7.50%	8/1/31	56,178	59,436
	Fannie Mae	7.50%	11/1/31	63,079	66,200
	Fannie Mae	11.00%	7/15/20	280,675	330,216
	Freddie Mac	4.50%	5/15/18	45,000	42,141
	Freddie Mac	4.988%	8/15/32	7,508,691	7,470,317
	Freddie Mac	5.00%	1/15/25	37,000,000	33,367,902
	Freddie Mac	5.00%	2/15/25	12,000,000	10,907,950
	Freddie Mac	5.00%	7/1/34	61,279	58,100
	Freddie Mac	5.00%	4/1/35	332,605	315,348
	Freddie Mac	5.00%	11/1/36	396,243	375,436
	Freddie Mac	5.038%	9/15/16	654,881	643,637
	Freddie Mac	5.038%	8/15/29	139,916	139,562
	Freddie Mac	5.038%	12/15/31	86,202	84,594
	Freddie Mac	5.127%	10/1/32	592,110	601,439
	Freddie Mac	5.138%	3/15/32	36,024	35,805
	Freddie Mac	5.139%	10/1/32	241,035	246,540
	Freddie Mac	5.24%	8/1/29	78,843	80,787
	Freddie Mac	5.275%	3/15/20	87,202	86,484
	Freddie Mac	5.275%	2/15/24	223,145	222,975
	Freddie Mac	5.297%	4/1/32	172,954	173,978
	Freddie Mac	5.346%	7/1/29	34,090	35,430
	Freddie Mac	5.50%	1/1/35	356,488	348,352
	Freddie Mac	5.50%	3/1/35	196,402	191,797
	Freddie Mac	5.50%	4/1/37	797,297	778,166
	Freddie Mac	5.50%	8/1/37	83,945	81,924
	Freddie Mac	5.50%	10/1/37	662,113	646,174
	Freddie Mac	5.50%	1/1/38	166,671	162,658
	Freddie Mac	5.50%	2/1/38	83,396	81,389
	Freddie Mac	5.50%	3/1/38	49,043	47,863
	Freddie Mac	5.50%	4/1/38	301,677	294,415
	Freddie Mac	5.50%	9/1/38	379,004	369,880
	Freddie Mac	5.534%	8/1/32	30,983	30,873

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 109

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Deutsche Bank
	Freddie Mac	5.54%	8/1/32	$195,166	$196,211
	Freddie Mac	5.575%	12/15/13	242,176	244,613
	Freddie Mac	5.647%	1/1/32	194,958	199,785
	Freddie Mac	5.683%	2/1/33	237,052	241,903
	Freddie Mac	5.766%	2/1/29	386,312	387,783
	Freddie Mac	5.775%	9/15/22	140,021	140,374
	Freddie Mac	5.975%	8/15/23	39,532	39,972
	Freddie Mac	6.00%	8/15/16	118,848	122,253
	Freddie Mac	6.00%	5/1/17	104,322	105,035
	Freddie Mac	6.00%	6/1/17	137,221	138,399
	Freddie Mac	6.00%	7/1/17	257,683	259,444
	Freddie Mac	6.00%	12/15/28	2,895,862	2,898,881
	Freddie Mac	6.00%	1/1/37	194,204	194,003
	Freddie Mac	6.06%	3/1/32	350,320	358,474
	Freddie Mac	6.50%	8/15/16	182,860	191,235
	Freddie Mac	6.50%	12/15/23	43,161	43,970
	Freddie Mac	7.00%	4/1/29	30,023	30,882
	Freddie Mac	7.50%	8/15/30	226,661	237,685
	Ginnie Mae	4.628%	6/20/32	46,997	46,658
	Ginnie Mae	4.813%	10/20/27	1,354,396	1,347,341
	Ginnie Mae	5.00%	2/20/29	140,840	142,289
	Ginnie Mae	6.00%	7/20/32	53,371,572	53,449,030
Goldman Sachs:	Fannie Mae	5.00%	6/1/35	59,964,106	56,871,582
	Fannie Mae	5.50%	2/1/38	80,322,216	78,941,678
	Fannie Mae	6.00%	12/1/36	38,299,113	38,309,087
	Fannie Mae	6.00%	2/1/37	55,225,610	55,239,992
	Freddie Mac	6.00%	10/1/26	57,750,409	57,744,673
	Freddie Mac	6.00%	11/1/26	54,820,606	54,815,161
	Freddie Mac	6.00%	1/1/27	56,579,051	56,573,431
	Freddie Mac	6.00%	7/1/27	58,678,557	58,824,756
	Freddie Mac	6.00%	1/1/38	60,146,182	60,084,156
JPMorgan:	Fannie Mae	4.50%	4/1/22	6,632,855	6,318,886
	Fannie Mae	4.50%	5/1/22	26,438,176	25,192,334
	Fannie Mae	5.00%	6/1/19	6,459,201	6,347,591
	Fannie Mae	5.00%	6/1/23	12,708,878	12,433,679
	Fannie Mae	5.00%	8/1/23	7,508,473	7,345,883
	Fannie Mae	5.00%	10/1/35	10,488,072	10,222,724
	Fannie Mae	5.50%	11/1/21	7,474,304	7,460,893

110 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

JPMorgan
	Fannie Mae	5.50%	1/1/22	$11,627,574	$11,606,712
	Fannie Mae	5.50%	3/1/22	14,432,845	14,403,882
	Fannie Mae	5.50%	5/1/22	14,186,457	14,157,989
	Fannie Mae	5.50%	10/1/22	3,391,291	3,384,486
	Fannie Mae	5.50%	9/1/23	6,587,941	6,574,062
	Fannie Mae	5.50%	4/1/33	4,581,689	4,487,669
	Fannie Mae	5.50%	6/1/33	15,741,063	15,418,044
	Fannie Mae	5.50%	7/1/33	14,507,214	14,209,514
	Fannie Mae	5.50%	12/1/33	3,534,165	3,461,641
	Fannie Mae	5.50%	1/1/34	5,931,295	5,809,580
	Fannie Mae	5.50%	9/1/36	29,919,518	29,286,845
	Fannie Mae	5.50%	11/1/36	20,506,264	20,050,214
	Fannie Mae	5.50%	12/1/36	13,339,592	13,042,925
	Fannie Mae	5.50%	1/1/37	4,508,008	4,407,752
	Fannie Mae	5.50%	2/1/37	25,358,356	24,793,975
	Fannie Mae	5.50%	3/1/37	36,106,689	35,301,660
	Fannie Mae	5.50%	4/1/37	24,016,829	23,481,354
	Fannie Mae	5.50%	5/1/37	24,410,910	23,866,648
	Fannie Mae	6.00%	10/1/26	6,408,254	6,403,176
	Fannie Mae	6.00%	12/1/26	19,860,432	19,844,693
	Fannie Mae	6.00%	3/1/27	9,503,254	9,522,505
	Fannie Mae	6.00%	5/1/27	6,734,048	6,747,689
	Fannie Mae	6.00%	6/1/27	4,487,158	4,496,248
	Fannie Mae	6.00%	7/1/27	13,069,772	13,096,248
	Fannie Mae	6.00%	8/1/27	5,023,970	5,034,147
	Fannie Mae	6.00%	9/1/27	3,949,469	3,957,470
	Fannie Mae	6.00%	8/1/35	13,408,527	13,414,114
	Fannie Mae	6.00%	11/1/35	6,195,926	6,198,508
	Fannie Mae	6.00%	12/1/35	3,465,313	3,466,757
	Fannie Mae	6.00%	8/1/36	7,700,492	7,702,497
	Fannie Mae	6.00%	9/1/36	11,200,711	11,214,686
	Fannie Mae	6.00%	10/1/36	18,740,537	18,745,417
	Fannie Mae	6.00%	12/1/36	25,274,241	25,280,823
	Fannie Mae	6.00%	1/1/37	4,513,943	4,515,118
	Fannie Mae	6.00%	3/1/37	18,391,421	18,396,211
	Fannie Mae	6.00%	5/1/37	6,793,326	6,795,095
	Fannie Mae	6.00%	6/1/37	8,759,150	8,765,056
	Fannie Mae	6.00%	7/1/37	16,486,046	16,492,682

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 111

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

JPMorgan
	Fannie Mae	6.00%	8/1/37	$37,160,798	$37,172,134
	Fannie Mae	6.00%	9/1/37	8,194,923	8,199,525
	Fannie Mae	6.00%	10/1/37	12,457,854	12,460,397
	Fannie Mae	6.00%	11/1/37	22,721,899	22,726,539
	Fannie Mae	6.00%	12/1/37	8,908,748	8,910,567
	Fannie Mae	6.00%	1/1/38	6,687,138	6,688,503
	Fannie Mae	6.00%	2/1/38	4,099,631	4,100,059
	Fannie Mae	6.00%	6/1/38	4,530,906	4,531,378
	Fannie Mae	6.00%	7/1/38	9,183,902	9,184,859
	Fannie Mae	6.00%	8/1/38	4,239,918	4,240,360
	Fannie Mae	6.50%	6/1/35	3,600,832	3,663,509
	Fannie Mae	6.50%	4/1/36	3,715,943	3,769,592
	Fannie Mae	6.50%	11/1/36	5,183,791	5,258,632
	Fannie Mae	6.50%	1/1/37	5,332,203	5,409,187
	Fannie Mae	6.50%	7/1/37	4,896,431	4,966,847
	Fannie Mae	6.50%	9/1/37	5,905,168	5,990,091
	Freddie Mac	5.50%	2/1/35	5,662,186	5,536,497
	Freddie Mac	5.50%	7/1/37	19,568,464	19,097,394
	Freddie Mac	5.50%	9/1/37	19,885,894	19,407,183
	Freddie Mac	5.50%	4/1/38	46,443,329	45,325,303
	Freddie Mac	6.00%	1/1/27	34,743,244	34,739,793
	Freddie Mac	6.00%	2/1/27	16,033,691	16,073,640
	Freddie Mac	6.00%	5/1/27	42,810,061	42,916,723
	Freddie Mac	6.00%	6/1/27	37,536,824	37,630,348
	Freddie Mac	6.00%	8/1/27	42,285,873	42,391,230
	Freddie Mac	6.00%	9/1/27	16,186,361	16,226,690
	Freddie Mac	6.00%	10/1/27	12,103,736	12,133,893
	Freddie Mac	6.00%	2/1/38	45,320,191	45,273,454
	Freddie Mac	6.00%	7/1/38	9,828,182	9,818,047
Merrill Lynch & Co.:	Ginnie Mae	6.00%	4/15/36	4,383,366	4,390,356
	Ginnie Mae	6.00%	7/15/36	76,450,036	76,571,946
	Ginnie Mae	6.00%	8/15/36	32,296,396	32,345,049
	Ginnie Mae	6.00%	9/15/36	5,000,411	5,008,385
	Ginnie Mae	6.00%	10/15/36	23,319,929	23,353,587
	Ginnie Mae	6.00%	11/15/36	173,207,473	173,458,237
	Ginnie Mae	6.00%	2/15/37	4,059,887	4,065,144
	Ginnie Mae	6.00%	4/15/37	56,600,772	56,646,681
	Ginnie Mae	6.00%	5/15/37	159,054,860	159,172,586

112 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

			Maturity		Market
Counterparty	Description	Rate	Date	Par	Value

Merrill Lynch & Co
	Ginnie Mae	6.00%	6/15/37	$27,378,014	$27,403,305
	Ginnie Mae	6.00%	7/15/37	20,921,335	20,948,420
	Ginnie Mae	6.00%	8/15/37	8,142,727	8,153,269
	Ginnie Mae	6.00%	9/15/37	56,463,535	56,489,471
	Ginnie Mae	6.00%	10/15/37	70,206,734	70,238,260
	Ginnie Mae	6.00%	11/15/37	217,206,963	217,385,891
	Ginnie Mae	6.00%	12/15/37	184,975,137	185,214,614
	Ginnie Mae	6.00%	1/15/38	73,428,117	73,523,179
	Ginnie Mae	6.00%	2/15/38	32,839,347	32,881,862
	Ginnie Mae	6.00%	3/15/38	13,130,708	13,147,708
	Ginnie Mae	6.00%	4/15/38	21,556,240	21,584,148
	Ginnie Mae	6.00%	6/15/38	41,826,933	41,857,737
	Ginnie Mae	6.00%	7/15/38	86,091,340	86,202,798
	Ginnie Mae	6.00%	8/15/38	238,183,588	238,491,950

					$5,068,679,407

(g) Short sales outstanding at October 31, 2008:

Series C:	Coupon	Maturity	Par	Proceeds	Value

Fannie Mae	5.00%	TBA	23,000,000	$22,547,188	$21,796,088
Fannie Mae	5.50%	TBA	25,761,000	25,735,843	25,169,296
U.S. Treasury Bond & Notes	3.25%	12/31/09	54,700,000	55,783,165	55,811,120

					$102,776,504

Series M:	Coupon	Maturity	Par	Proceeds	Value

Fannie Mae	5.00%	TBA	805,100,000	$782,414,625	$762,957,846
Fannie Mae	5.50%	TBA	97,800,000	98,128,547	95,370,257
Fannie Mae	5.50%	TBA	44,000,000	43,202,500	43,202,500
Fannie Mae	6.00%	TBA	184,000,000	184,278,438	183,913,704
Freddie Mac	5.00%	TBA	4,300,000	4,245,914	4,069,546
Ginnie Mae	5.50%	TBA	103,700,000	102,387,031	101,706,990

					$1,191,220,843

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 113

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

3. Investments in Securities (continued)

Series R:	Coupon	Maturity	Par	Proceeds	Value

Fannie Mae	6.00%	TBA	100,000	$101,094	$100,734
Ginnie Mae	5.50%	TBA	100,000	98,781	98,078
Ginnie Mae	6.50%	TBA	300,000	304,395	303,328
U.S. Treasury Bond & Notes	2.50%	3/31/13	300,000	298,921	300,094
U.S. Treasury Bond & Notes	4.125%	8/31/12	800,000	852,682	861,250
U.S. Treasury Bond & Notes	4.25%	8/15/14	500,000	538,637	536,992
U.S. Treasury Bond & Notes	4.75%	8/15/17	600,000	647,507	635,531
U.S. Treasury Inflation Indexed Bonds & Notes	1.75%	1/15/28	522,765	440,146	411,760

					$3,247,767

4.	Income Tax Information

Series C:

The tax character of dividends and distributions paid were:

	Year ended	Year ended
	October 31, 2008	October 31, 2007

Ordinary Income	$135,430,055	$102,839,970
Long-Term Capital Gains	14,907,272	9,042,318

At October 31, 2008, the tax character of distributable earnings of $256,115,739 was comprised of $219,920,809 of ordinary income and $36,194,930 of long-term capital gains.

Series H:

The tax character of dividends and distributions paid were:

	Year ended	Year ended
	October 31, 2008	October 31, 2007

Ordinary Income	$285	$0
Tax-Exempt Income	161,402	85,444

At October 31, 2008, there were no distributable earnings.

At October 31, 2008, Series H had capital loss carryforward of $96,299 of which $41,357 will expire in 2015 and $54,942 of which will expire in 2016, which is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Series M:

The tax character of dividends paid was ordinary income of $237,966,458 and $95,090,473 for the years ended October 31, 2008 and 2007, respectively.

At October 31, 2008, there were no distributable earnings.

At October 31, 2008, Series M had capital loss carryforward of $52,543,084 (all of which will expire in 2015), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Series R:

114 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

4.	Income Tax Information (continued)

The tax character of dividends paid was ordinary income of $8,952,787 and $5,622,968 for the years ended October 31, 2008 and 2007, respectively.

At October 31, 2008, the tax character of distributable earnings of $6,523,969 was comprised entirely of ordinary income.

The fund utilized $1,323,187 of capital losses during the year ended October 31, 2008.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008 were:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)

Series C	$3,273,230,458	$2,933,160	$476,706,361	$(473,773,201)
Series H	3,074,912	—	820,186	(820,186)
Series M	9,884,443,929	8,670,135	486,803,934	(478,133,799)
Series R	415,773,091	1,869,232	29,924,745	(28,055,513)

The primary difference between book and tax appreciation (depreciation) on investments, if any, was attributable to wash sales.

5.	Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective investment advisory activities relating to the Portfolios.

The foregoing speaks only as of the date hereof.

6.	Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 115

Fixed Income Shares – Series C, H, M, R Notes to Financial Statements
October 31, 2008

Certain portfolios had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of other liabilities on the Statements of Assets and Liabilities and net changes in unrealized appreciation (depreciation) on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the statement of assets and liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

116 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series C, H, M, R Report of Independent Registered
Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Fixed Income SHares – Series C, H, M, R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series H, Fixed Income SHares: Series M and Fixed Income SHares: Series R (each a portfolio of the Fixed Income SHares, hereafter referred to as the “Portfolios”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers and the application of alternative auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 30, 2008

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 117

Fixed Income SHares – Series C, H, M, R
Matters Relating to the Trustees’ Consideration of the Investment Management
and Portfolio Management Agreements
(unaudited)
The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“independent”) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Manager and a Portfolio Management Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with the Sub-Adviser, as each pertains to Series C, Series H, Series M and Series R (collectively, the “Portfolios”) of the Trust. The Trustees met on June 10-11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, concluded that the continuation of the Advisory Agreement and the Sub-Advisory Agreement should be approved with respect to the Portfolios for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager, which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (ii) the profitability to the Investment Manager and its affiliates from their relationship with the Portfolios for the twelve months ended March 31, 2008, (iii) descriptions of various functions performed by the Investment Manager, its affiliates and the Sub-Adviser for the Portfolios, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolios.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are (described below), although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In determining to approve the Advisory Agreement and the Sub-Advisory Agreement, the Trustees had met periodically with relevant investment advisory personnel from the Investment Manager and the Sub-Adviser and considered information relating to personnel providing services under the applicable agreement. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals expected to be on the team of investment professionals managing the Portfolios. The Trustees also took into account the time and attention that had been devoted by senior management to the Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by the Investment Manager and the Sub-Adviser to the Portfolios were appropriate to fulfill effectively the duties of the Investment Manager and Sub-Adviser under the applicable Agreements. The Trustees also considered the business reputation of the Investment Manager and Sub-Adviser since their inception, their significant financial resources, the Investment Manager’s and Sub-Adviser’s experience in managing the Portfolios, including their professional liability insurance coverage and the Investment Manager’s assets under management and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable Agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Manager and Sub-Adviser in managing the Portfolios, as described in the Prospectuses. In this connection, the Trustees considered the Investment Manager’s and Sub-Adviser’s in-house research capabilities, including their ongoing forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and Sub-Adviser’s personnel, including research services available to the Investment Manager and Sub-Adviser as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Trustees concluded that the

118 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Investment Manager’s and Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Portfolios, given each Portfolio’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Investment Manager and Sub-Adviser to the Portfolios under the Advisory Agreement and Sub-Advisory Agreement, respectively, relative to services provided by third parties to other mutual funds and relative to services provided by the Investment Manager and Sub-Adviser to their other advisory clients. The Trustees noted that the Investment Manager’s and Sub-Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Portfolios’ compliance with applicable regulations and policies including the functions of its Chief Compliance Officer and the implementation of compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those claims. The Trustees concluded that the scope of the Investment Manager’s and Sub-Adviser’s services to the Portfolios, as described above, was consistent with the Portfolios’ operational requirements, including, in addition to the applicable investment objectives, compliance with the Portfolios’ investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Manager and Sub-Adviser designed to fulfill their fiduciary duty to the Portfolios with respect to possible conflicts of interest, including their codes of ethics, the procedures by which the Investment Manager and Sub-Adviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and Sub-Adviser in these matters. The Trustees also confirmed information concerning standards of the Investment Manager and Sub-Adviser with respect to the execution of the Portfolios’ transactions. The information considered by the Trustees included information regarding the Investment Manager and the Sub-Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Trustees also considered the performance of the Portfolios compared with similar accounts managed by the Sub-Adviser. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager at this contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Portfolio’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolios.

In re-approving the Agreements, the Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable under either the Advisory Agreement with the Investment Manager or the Portfolio Management Agreement between the Investment Manager and the Sub-Adviser. The Trustees did consider, however, the amounts paid by the sponsors of the “wrap” programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, with respect to the Trust, as well as the fees “imputed” to the Investment Manager and the Sub-Adviser, for purposes of arriving at an estimate of the Investment Manager’s, Sub-Adviser’s and their affiliates’ profitability from their relationship to the Trust. Because the Portfolios do not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the Portfolios’ anticipated growth of assets, whether fee levels reflect economies of scale for the Portfolios’ shareholders or comparisons of fees paid by the Portfolios with fees paid to other investment advisers or by other clients of the Investment Manager or the Sub-Adviser.

The Trustees also considered the profitability to the Investment Manager of the relationship of the Investment Manager and its affiliates to the Portfolios, and determined that such profitability was not unreasonable in light of the nature, scope and quality of services provided to the Trust. The Trustees considered the costs of the services provided under the Agreements, as well as the fees and profits realized by the Investment Manager, the Sub-Adviser and their affiliates from their relationship with the Portfolios.

The Trustees considered the fact that the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the Portfolios are an investment option. Such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called “fallout benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as investment adviser and the fact that the Investment Manager and the Sub-Adviser receive services from brokers who execute portfolio transactions for the Portfolios.

Based on the foregoing, the Trustees decided to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisers for the Portfolios under the applicable Agreement.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 119

Fixed Income SHares – Series C, H
Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolios to advise shareholders within 60 days of the Portfolios’ tax year ended October 31, 2008 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended October 31, 2008 were as follows:

Series C:	Dividends from ordinary income – $0.84617
Series C:	Dividends from long term capital gain – $0.09383
Series H:	Exempt interest dividends – $0.51908

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Series C designates qualified dividend income of $86,299. The percentage of ordinary dividends paid by Series C during the year ended October 31, 2008 which qualified for the Dividends Received Deduction available to corporate shareholders was .06%.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended October 31, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios. For Series H, in January 2009, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

120 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series C, H, M, R
Privacy Policy
(unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Portfolios, such as the Portfolios’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 121

Fixed Income SHares – Series C, H, M, R Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Expected to stand for
  re-election at 2010 annual meeting of shareholders.
Trustee/Director of 35 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2000
Term of office: Expected to stand for
  re-election at 2011 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2000
Term of office: Expected to stand for
  re-election at 2010 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for
  re- election at 2010 annual meeting of shareholders.
Trustee/Director of 35 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2005
Term of office: Expected to stand for
  re-election at 2009 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

122 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Fixed Income SHares – Series C, H, M, R Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships
/Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for
  re-election at 2009 annual meeting of shareholders.
Trustee/Director of 77 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partner LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information, dated March 1, 2008, which can be obtained upon request, without charge, by calling the Trust’s transfer agent at (800) 628-1237.

10.31.08   Fixed Income SHares – Series C, H, M, R Annual Report 123

Fixed Income SHares – Series C, H, M, R Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held
with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 Treasurer, Principal Financial & Accounting Officer: 2000-2001	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 41 funds in the Fund Complex and The Korea Fund, Inc.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 41 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P.; Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 76 funds in the Fund Complex; Secretary and Chief Legal Officer of the Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 76 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 76 Funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 76 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).
William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).
Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 76 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 76 funds in the Fund Complex and The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

124 Fixed Income SHares – Series C, H, M, R Annual Report   10.31.08

Trustees and Fund Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
William V. Healey
Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Manager’s code of ethics are included as an exhibit Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,000 in 2007 and $132,000 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2007 and $0 in 2008.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $43,800 in 2007 and $46,000 in 2008. These services consisted of review or preparation of U.S. federal, state, local, excise tax returns, and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.
       Fixed Income SHares: Series C, Series H, Series M and Series R (The “Trust”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS
On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Funds’ independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,798,824 and the 2008 Reporting Period was $2,816,734.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
Disclosure not required for open-end investment management companies.
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
Disclosure not required for open-end investment management companies

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a)	The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH – Code of Ethics
(a) (2) Exhibit 99 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fixed Income SHares

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: January 7, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date: January 7, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: January 7, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date: January 7, 2009